BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

SEPTEMBER 30, 2007

RYDEX SERIES FUNDS SECTOR FUNDS SEMI-ANNUAL REPORT

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

40

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

44

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

48

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

54

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

68

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

80

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

85

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The second and third quarters of 2007 represented one of the most challenging environments for investors in recent memory. The major market averages started off the period by setting new highs only to dramatically change course in a four-week period from mid-July to mid-August by staging a gut-wrenching decline. From there, equity markets embarked on a spectacular rally, retracing almost all of their earlier losses by the end of

September. During this period, global credit markets seized up, and interest rates on super-safe U.S. Treasury securities fell while interest rates on everything else rose. Investors were right to ask what was happening.

What was happening was that the democratization of credit and its dispersion throughout the global financial system was showing its nastier side. Reckless home lending practices here in the U.S. found their way into financial markets across the globe through an array of highly engineered securities with acronyms such as CDOs,

CLOs and CMOs. Regardless of the moniker, the common thread was that by over-collateralizing low-quality debt, as if by alchemy, vast pools of low-quality mortgages could be transformed from junk status into AAA fixed-

income securities.

Hedge funds purchased vast quantities of these structured products and leveraged this seemingly secure income stream in order to maximize returns. The problem was that Wall Street did not fully take into account how much the creditworthiness of home buyers had deteriorated in an era of loose underwriting standards. As rising defaults began to eat into collateral, rating agencies rushed to downgrade large swaths of the mortgage-backed bond market, sparking a stampede for the door.

Hedge funds were unable to meet redemption requests as investors backed away from credit exposure of all kinds. A classic credit squeeze began to unfold as buyers disappeared and lenders, not knowing where subprime risk resided, refused to lend.

With hedge funds failing and credit markets beginning to shut down, central banks stepped in to restore order to the credit markets. Unfortunately, this backfired and the equity markets recoiled. Midcaps, international stocks,

energy, materials and consumer discretionary stocks all declined by double digit rates as investors attempted to limit their exposure to the global financial system and to the U.S. consumer who looked to be going into shock.

In this environment, short-term rates came screaming down and credit spreads exploded wider as investors ran for the safety of short maturity government debt.

The events of August ushered in the most profound development of the period—a change in monetary policy by the Federal Reserve (“Fed”). For the first time in four years, the Fed cut the benchmark Fed Funds target rate.

Given the events leading up to this, the Fed’s September move was not unanticipated. What was a surprise,

however, was the magnitude of the move. The central bank dropped the Fed Funds rate by a half-point to 4.75%.

With that, the markets exploded in a massive rally that brought the averages almost back to where they had started the quarter. Moreover, all the sectors that had been pummeled during the previous four weeks led the way higher. Having suffered through the roughest market in years, investment managers were determined not to miss the rebound.

One of the investment themes that strongly reasserted itself after the July–August sell-off was global growth.

With economic growth in the U.S. slowing, investors are favoring sectors—such as energy, technology and basic materials—that derive much of their revenues and profits from overseas. For investors who had the fortitude to maintain their exposure to Rydex sector funds representing those areas over the last six months, they were handsomely rewarded with strong double digit-returns.

We also think it is very reasonable to assume that equity market volatility will be with us for some time. Low volatility strategies as represented by the Rydex Absolute Return Strategies, Hedged Equity and Managed

Futures Strategy Funds should provide a nice offset to the more dynamic global growth theme.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategies

2

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2007 and ending September 30, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to esti-

mate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for exam-

ple, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account val-

ues and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return.

Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical exam-

ples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Table 1. Based on actual Fund return

Banking Fund

Investor Class

1.38%

$1,000.00

$

923.80

$

6.64

Advisor Class

1.85%

1,000.00

922.00

8.93

A-Class

1.55%

1,000.00

923.60

7.46

C-Class

2.37%

1,000.00

920.20

11.41

Basic Materials Fund

Investor Class

1.37%

1,000.00

1,184.10

7.50

Advisor Class

1.86%

1,000.00

1,181.00

10.19

A-Class

1.62%

1,000.00

1,182.50

8.88

C-Class

2.37%

1,000.00

1,178.10

12.92

Biotechnology Fund

Investor Class

1.41%

1,000.00

1,128.20

7.51

Advisor Class

1.91%

1,000.00

1,125.70

10.16

A-Class

1.65%

1,000.00

1,127.10

8.81

C-Class

2.40%

1,000.00

1,122.30

12.76

Consumer Products Fund

Investor Class

1.36%

1,000.00

1,052.30

7.01

Advisor Class

1.87%

1,000.00

1,049.60

9.60

A-Class

1.61%

1,000.00

1,050.70

8.26

C-Class

2.35%

1,000.00

1,047.00

12.08

Electronics Fund

Investor Class

1.37%

1,000.00

1,101.10

7.19

Advisor Class

1.86%

1,000.00

1,098.50

9.81

A-Class

1.62%

1,000.00

1,099.20

8.53

C-Class

2.39%

1,000.00

1,096.30

12.57

Energy Fund

Investor Class

1.37%

1,000.00

1,200.90

7.53

Advisor Class

1.87%

1,000.00

1,197.80

10.29

A-Class

1.62%

1,000.00

1,199.20

8.93

C-Class

2.36%

1,000.00

1,195.30

13.00

Energy Services Fund

Investor Class

1.37%

1,000.00

1,273.20

7.81

Advisor Class

1.87%

1,000.00

1,270.30

10.64

A-Class

1.62%

1,000.00

1,271.90

9.24

C-Class

2.37%

1,000.00

1,267.00

13.45

Financial Services Fund

Investor Class

1.37%

1,000.00

944.60

6.70

Advisor Class

1.86%

1,000.00

942.60

9.06

A-Class

1.62%

1,000.00

944.30

7.91

C-Class

2.36%

1,000.00

940.60

11.50

Health Care Fund

Investor Class

1.37%

1,000.00

1,058.90

7.07

Advisor Class

1.86%

1,000.00

1,056.20

9.60

A-Class

1.62%

1,000.00

1,057.30

8.33

C-Class

2.36%

1,000.00

1,053.70

12.14

4

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Internet Fund

Investor Class

1.38%

$1,000.00

$1,171.50

$

7.52

Advisor Class

1.86%

1,000.00

1,168.60

10.11

A-Class

1.63%

1,000.00

1,170.10

8.86

C-Class

2.37%

1,000.00

1,165.80

12.89

Leisure Fund

Investor Class

1.38%

1,000.00

1,056.00

7.11

Advisor Class

1.88%

1,000.00

1,053.90

9.67

A-Class

1.59%

1,000.00

1,055.40

8.22

C-Class

2.38%

1,000.00

1,051.10

12.22

Precious Metals Fund

Investor Class

1.27%

1,000.00

1,171.50

6.90

Advisor Class

1.76%

1,000.00

1,168.70

9.58

A-Class

1.52%

1,000.00

1,170.20

8.26

C-Class

2.26%

1,000.00

1,165.50

12.29

Retailing Fund

Investor Class

1.37%

1,000.00

932.30

6.65

Advisor Class

1.86%

1,000.00

930.60

9.02

A-Class

1.61%

1,000.00

932.30

7.82

C-Class

2.36%

1,000.00

928.00

11.42

Technology Fund

Investor Class

1.37%

1,000.00

1,148.40

7.36

Advisor Class

1.88%

1,000.00

1,146.10

10.11

A-Class

1.61%

1,000.00

1,147.20

8.68

C-Class

2.36%

1,000.00

1,142.40

12.67

Telecommunications Fund

Investor Class

1.37%

1,000.00

1,170.90

7.48

Advisor Class

1.87%

1,000.00

1,167.80

10.15

A-Class

1.58%

1,000.00

1,169.60

8.61

C-Class

2.36%

1,000.00

1,165.10

12.83

Transportation Fund

Investor Class

1.37%

1,000.00

974.30

6.77

Advisor Class

1.87%

1,000.00

971.90

9.23

A-Class

1.62%

1,000.00

973.20

8.00

C-Class

2.36%

1,000.00

969.70

11.67

Utilities Fund

Investor Class

1.37%

1,000.00

995.90

6.83

Advisor Class

1.86%

1,000.00

993.80

9.29

A-Class

1.62%

1,000.00

994.50

8.12

C-Class

2.37%

1,000.00

990.90

11.83

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Table 2. Based on hypothetical 5% return

Banking Fund

Investor Class

1.38%

$1,000.00

$1,018.06

$

7.01

Advisor Class

1.85%

1,000.00

1,015.68

9.39

A-Class

1.55%

1,000.00

1,017.20

7.87

C-Class

2.37%

1,000.00

1,013.04

12.03

Basic Materials Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.86%

1,000.00

1,015.63

9.44

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.37%

1,000.00

1,013.04

12.03

Biotechnology Fund

Investor Class

1.41%

1,000.00

1,017.91

7.16

Advisor Class

1.91%

1,000.00

1,015.37

9.70

A-Class

1.65%

1,000.00

1,016.69

8.38

C-Class

2.40%

1,000.00

1,012.88

12.18

Consumer Products Fund

Investor Class

1.36%

1,000.00

1,018.16

6.90

Advisor Class

1.87%

1,000.00

1,015.58

9.49

A-Class

1.61%

1,000.00

1,016.90

8.17

C-Class

2.35%

1,000.00

1,013.14

11.93

Electronics Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.86%

1,000.00

1,015.63

9.44

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.39%

1,000.00

1,012.94

12.13

Energy Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.87%

1,000.00

1,015.58

9.49

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.36%

1,000.00

1,013.09

11.98

Energy Services Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.87%

1,000.00

1,015.58

9.49

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.37%

1,000.00

1,013.04

12.03

Financial Services Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.86%

1,000.00

1,015.63

9.44

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.36%

1,000.00

1,013.09

11.98

Health Care Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.86%

1,000.00

1,015.63

9.44

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.36%

1,000.00

1,013.09

11.98

6

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Internet Fund

Investor Class

1.38%

$1,000.00

$1,018.06

$

7.01

Advisor Class

1.86%

1,000.00

1,015.63

9.44

A-Class

1.63%

1,000.00

1,016.79

8.27

C-Class

2.37%

1,000.00

1,013.04

12.03

Leisure Fund

Investor Class

1.38%

1,000.00

1,018.06

7.01

Advisor Class

1.88%

1,000.00

1,015.52

9.54

A-Class

1.59%

1,000.00

1,017.00

8.07

C-Class

2.38%

1,000.00

1,012.99

12.08

Precious Metals Fund

Investor Class

1.27%

1,000.00

1,018.62

6.45

Advisor Class

1.76%

1,000.00

1,016.13

8.93

A-Class

1.52%

1,000.00

1,017.35

7.72

C-Class

2.26%

1,000.00

1,013.60

11.47

Retailing Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.86%

1,000.00

1,015.63

9.44

A-Class

1.61%

1,000.00

1,016.90

8.17

C-Class

2.36%

1,000.00

1,013.09

11.98

Technology Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.88%

1,000.00

1,015.52

9.54

A-Class

1.61%

1,000.00

1,016.90

8.17

C-Class

2.36%

1,000.00

1,013.09

11.98

Telecommunications Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.87%

1,000.00

1,015.58

9.49

A-Class

1.58%

1,000.00

1,017.05

8.02

C-Class

2.36%

1,000.00

1,013.09

11.98

Transportation Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.87%

1,000.00

1,015.58

9.49

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.36%

1,000.00

1,013.09

11.98

Utilities Fund

Investor Class

1.37%

1,000.00

1,018.11

6.95

Advisor Class

1.86%

1,000.00

1,015.63

9.44

A-Class

1.62%

1,000.00

1,016.84

8.22

C-Class

2.37%

1,000.00

1,013.04

12.03

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†

Annualized

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

7

FUND PROFILES (Unaudited)

BANKING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and saving and loan institutions.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Capital Markets

Investor Class

April 1, 1998

8%

Advisor Class

April 1, 1998

Diversified Financial

A-Class

September 1, 2004

Services

C-Class

March 30, 2001

10%

Ten Largest Holdings

(% of Total Net Assets)

Commercial

JPMorgan Chase & Co.

5.0%

Mortgage

Banks

Thrifts &

HSBC Holdings PLC — SP ADR

4.9%

Finance

Bank of America Corp.

4.8%

63%

19%

Wells Fargo & Co.

4.6%

ABN AMRO Holding NV — SP ADR

4.2%

UBS AG — SP ADR

4.2%

Wachovia Corp.

4.1%

Credit Suisse Group — SP ADR

3.6%

Barclays PLC — SP ADR

3.5%

42.0%

Banking Fund

U.S. Bancorp

3.1%

Top Ten Total

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

BASIC MATERIALS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Construction

Investor Class

April 1, 1998

Materials

5%

Other

Advisor Class

April 14, 1998

Containers &

5%

Packaging

A-Class

September 1, 2004

8%

C-Class

May 3, 2001

Ten Largest Holdings

(% of Total Net Assets)

ArcelorMittal

4.2%

Metals &

Rio Tinto PLC — SP ADR

3.5%

Mining

Chemicals

Monsanto Co.

2.9%

39%

Gold, Inc. — Class B

2.6%

43%

Freeport-McMoRan Copper &

Barrick Gold Corp.

2.5%

Southern Copper Corp.

2.5%

Potash Corporation of Saskatchewan

2.5%

E.I. du Pont de Nemours and Co.

2.4%

Alcan, Inc.

Basic Materials Fund

2.4%

Dow Chemical Co.

2.3%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

27.8%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

8

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including related biotechnology products or services.

companies involved in research and development, genetic or biological engineering and in the design, manufacture or sale of

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Advisor Class

April 1, 1998

A-Class

September 1, 2004

C-Class

March 30, 2001

Ten Largest Holdings

(% of Total Net Assets)

Biotechnology

Genentech, Inc.

9.8%

100%

Amgen, Inc.

8.8%

Gilead Sciences, Inc.

6.8%

Celgene Corp.

6.2%

Biogen Idec, Inc.

5.1%

Genzyme Corp.

4.2%

Amylin Pharmaceuticals, Inc.

3.0%

Biotechnology Fund

Vertex Pharmaceuticals, Inc.

2.8%

Cephalon, Inc.

2.2%

ImClone Systems, Inc.

2.1%

Top Ten Total

51.0%

temporary cash investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

CONSUMER PRODUCTS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

July 6, 1998

Retailing

Food & Staples

5%

Other

Advisor Class

August 17, 1998

9%

A-Class

September 1, 2004

C-Class

July 24, 2001

Ten Largest Holdings

11%

Tobacco

(% of Total Net Assets)

Procter & Gamble Co.

7.7%

34%

Household

Food Products

Coca-Cola Co.

5.8%

Products

Altria Group, Inc.

5.8%

3.8%

17%

PepsiCo, Inc.

5.6%

Diageo PLC — SP ADR

24%

Beverages

Kraft Foods, Inc. — Class A

3.6%

Unilever NV — SP ADR

3.5%

Colgate-Palmolive Co.

3.0%

Anheuser-Busch Cos., Inc.

2.9%

Consumer Products Fund

Kimberly-Clark Corp.

2.8%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

44.5%

temporary cash investments.

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

9

FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Advisor Class

April 2, 1998

A-Class

September 1, 2004

C-Class

March 26, 2001

Ten Largest Holdings

(% of Total Net Assets)

Semiconductor Equipment

Semiconductors &

Intel Corp.

9.1%

Texas Instruments, Inc.

5.1%

Taiwan Semiconductor Manufacturing Co.

100%

Ltd. — SP ADR

4.9%

Applied Materials, Inc.

3.9%

Nvidia Corp.

3.6%

Broadcom Corp. — Class A

3.3%

ASML Holding NV — SP ADR

3.1%

Electronics Fund

STMicroelectronics NV — SP ADR

2.6%

Infineon Technologies AG — SP ADR

2.6%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

MEMC Electronic Materials, Inc.

2.6%

temporary cash investments.

Top Ten Total

40.8%

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

ENERGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies involved in the energy field, including the exploration,

production and development of oil, gas, coal and alternative sources of energy.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 21, 1998

Advisor Class

May 5, 1998

A-Class

September 1, 2004

Energy

C-Class

April 19, 2001

Equipment

Ten Largest Holdings

& Services

(% of Total Net Assets)

31%

Exxon Mobil Corp.

7.3%

Oil, Gas &

Chevron Corp.

4.5%

Consumable Fuels

BP PLC — SP ADR

4.4%

69%

ConocoPhillips

3.8%

Royal Dutch Shell PLC — SP ADR

3.7%

Schlumberger Ltd.

3.7%

Occidental Petroleum Corp.

2.3%

Canadian Natural Resources Ltd.

2.1%

Energy Fund

Halliburton Co.

1.9%

Devon Energy Corp.

1.9%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

35.6%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

10

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Advisor Class

April 2, 1998

A-Class

September 1, 2004

C-Class

March 30, 2001

Ten Largest Holdings

Energy Equipment

(% of Total Net Assets)

& Services

Schlumberger Ltd.

10.7%

100%

Halliburton Co.

5.5%

National-Oilwell Varco, Inc.

5.2%

Transocean, Inc.

5.1%

Tenaris SA — SP ADR

5.0%

Baker Hughes, Inc.

4.8%

Weatherford International Ltd.

4.6%

GlobalSantaFe Corp.

3.7%

Energy Services Fund

Diamond Offshore Drilling, Inc.

3.6%

Smith International, Inc.

3.6%

temporary cash investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

51.8%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

FINANCIAL SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the financial services sector.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Thrifts &

Investor Class

April 2, 1998

Mortgage

Advisor Class

April 6, 1998

Finance

Real Estate

6%

A-Class

September 1, 2004

Other

Investment

7%

C-Class

April 19, 2001

Trusts

Ten Largest Holdings

9%

(% of Total Net Assets)

Diversified

Bank of America Corp.

2.6%

Financial

HSBC Holdings PLC — SP ADR

Insurance

2.6%

Services

Citigroup, Inc.

2.5%

12%

24%

Wells Fargo & Co.

2.0%

UBS AG — SP ADR

1.8%

Capital

American International Group, Inc.

1.8%

18%

Commercial

Markets

JPMorgan Chase & Co.

1.7%

Banks

Credit Suisse Group — SP ADR

1.6%

24%

CME Group, Inc.

1.6%

American Express Co.

1.6%

Top Ten Total

19.8%

Financial Services Fund

temporary cash investments.

temporary cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

“Ten Largest Holdings” exclude any

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

11

FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the health care industry.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 17, 1998

12%

6%

Biotechnology

Other

Advisor Class

May 11, 1998

A-Class

September 1, 2004

C-Class

March 30, 2001

Ten Largest Holdings

(% of Total Net Assets)

Health Care

Pfizer, Inc.

3.6%

Equipment &

Johnson & Johnson, Inc.

3.4%

20%

39%

Supplies

Pharmaceuticals

GlaxoSmithKline PLC — SP ADR

3.0%

Novartis AG — SP ADR

2.9%

Health Care

Sanofi-Aventis — SP ADR

2.6%

Providers &

Merck & Co., Inc.

2.6%

23%

Service

AstraZeneca PLC — SP ADR

2.4%

Eli Lilly & Co.

2.3%

Abbott Laboratories

2.3%

Health Care Fund

UnitedHealth Group, Inc.

2.3%

Top Ten Total

27.4%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

“Ten Largest Holdings” exclude any

temporary cash investments.

temporary cash or derivative investments.

INTERNET FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Media

Investor Class

April 6, 2000

Internet &

Advisor Class

April 6, 2000

Catalog Retail

5%

A-Class

September 1, 2004

11%

C-Class

April 19, 2001

15%

Other

Ten Largest Holdings

(% of Total Net Assets)

Software

Cisco Systems, Inc.

10.2%

Google, Inc. — Class A

12%

Communications

7.8%

Research In Motion Ltd.

Equipment

5.8%

Software &

Internet

29%

Qualcomm, Inc.

5.5%

eBay, Inc.

5.4%

28%

Services

Time Warner, Inc.

5.2%

Amazon.com, Inc.

4.8%

Yahoo!, Inc.

4.0%

Juniper Networks, Inc.

3.5%

Internet Fund

Sun Microsystems, Inc.

3.1%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

55.3%

temporary cash or derivative investments.

temporary cash investments.

“Ten Largest Holdings” exclude any

12

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

LEISURE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies in the leisure and entertainment businesses.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

Software

Other

April 1, 1998

6%

Advisor Class

June 3, 1998

Leisure Equipment

A-Class

September 1, 2004

1%

8%

& Products

C-Class

May 3, 2001

Ten Largest Holdings

(% of Total Net Assets)

Las Vegas Sands Corp.

5.4%

Media

McDonald’s Corp.

5.0%

21%

Walt Disney Co.

5.0%

Hotels, Restaurants

Time Warner, Inc.

4.7%

& Leisure

News Corp. — Class A

4.2%

64%

Carnival Corp.

3.3%

Wynn Resorts Ltd.

3.2%

MGM Mirage, Inc.

3.1%

Viacom, Inc. — Class B

2.9%

Starbucks Corp.

2.7%

Leisure Fund

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

39.5%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

PRECIOUS METALS FUND

OBJECTIVE:

To provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

December 1, 1993

Advisor Class

August 1, 2003

A-Class

September 1, 2004

C-Class

April 27, 2001

Ten Largest Holdings

(% of Total Net Assets)

Metals & Mining

Freeport-McMoRan Copper &

100%

Gold, Inc. — Class B

16.1%

Newmont Mining Corp.

9.2%

Barrick Gold Corp.

8.4%

Goldcorp, Inc.

7.7%

Agnico-Eagle Mines Ltd.

4.7%

Yamana Gold, Inc.

4.5%

Gold Fields Ltd. — SP ADR

4.4%

Precious Metals Fund

Kinross Gold Corp.

4.1%

AngloGold Ashanti Ltd. — SP ADR

3.8%

Pan American Silver Corp.

2.8%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

65.7%

temporary cash investments.

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

13

FUND PROFILES (Unaudited) (continued)

RETAILING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services,

consumers.

including department stores, restaurant franchises, mail-order operations and other companies involved in selling products to

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Internet &

Other

Investor Class

April 1, 1998

Catalog Retail

2%

Advisor Class

April 21, 1998

10%

A-Class

September 1, 2004

C-Class

May 9, 2001

Ten Largest Holdings

(% of Total Net Assets)

Multiline

Wal-Mart Stores, Inc.

6.7%

18%

Retail

Specialty Retail

CVS Corp.

4.3%

Target Corp.

3.9%

50%

Home Depot, Inc.

3.8%

Staples

Food &

Amazon.com, Inc.

3.8%

Retailing

Walgreen Co.

3.7%

20%

Lowe’s Cos., Inc.

3.3%

Costco Wholesale Corp.

2.8%

Best Buy Co., Inc.

2.4%

Retailing Fund

Kohl’s Corp.

2.0%

Top Ten Total

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

36.7%

temporary cash investments.

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

TECHNOLOGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the technology sector, including manufacturers, PC hardware and peripherals companies.

computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

April 29, 1998

Internet Software

Investor Class

April 14, 1998

& Services

Semiconductors &

Other

Advisor Class

Electronic Equipment

6%

2%

Semiconductor

A-Class

September 1, 2004

Equipment

C-Class

& Instruments

April 18, 2001

21%

6%

Ten Largest Holdings

Communications

(% of Total Net Assets)

Cisco Systems, Inc.

Equipment

Microsoft Corp.

3.4%

14%

2.6%

Nokia Oyj — SP ADR

2.4%

Software

Computers &

International Business Machines Corp.

2.3%

Peripherals

19%

Intel Corp.

2.1%

15%

Apple, Inc.

2.1%

IT Services

Hewlett-Packard Co.

2.0%

17%

Google, Inc. — Class A

1.8%

Oracle Corp.

1.8%

Dell, Inc.

1.6%

Technology Fund

Top Ten Total

22.1%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

“Ten Largest Holdings” exclude any

temporary cash investments.

temporary cash or derivative investments.

14

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

Diversified

April 1, 1998

Telecommunication

Advisor Class

April 1, 1998

Services

A-Class

September 1, 2004

26%

C-Class

April 18, 2001

(% of Total Net Assets)

QTC:

Ten Largest Holdings

Services?

Equipment

Communications

AT&T, Inc.

7.9%

Wireless

46%

Cisco Systems, Inc.

7.4%

Services

Telecommunication

Vodafone Group PLC — SP ADR

7.0%

28%

Nokia Oyj — SP ADR

6.8%

Verizon Communications, Inc.

5.6%

Research In Motion Ltd.

4.2%

America Movil SAB de CV — SP ADR

4.1%

Qualcomm, Inc.

4.0%

Telecommunications Fund

Telefonaktiebolaget LM Ericsson —

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

SP ADR

3.6%

temporary cash investments.

Sprint Nextel Corp.

3.3%

Top Ten Total

53.9%

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

TRANSPORTATION FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 2, 1998

3%

Other

Advisor Class

June 9, 1998

A-Class

September 1, 2004

C-Class

May 14, 2001

Ten Largest Holdings

Airlines

(% of Total Net Assets)

22%

United Parcel Service, Inc. — Class B

8.4%

49%

Road & Rail

Canadian National Railway Co.

6.6%

FedEx Corp.

6.5%

Burlington Northern Santa Fe Corp.

Air Freight &

Union Pacific Corp.

6.4%

26%

Logistics

6.1%

Norfolk Southern Corp.

5.2%

CSX Corp.

4.9%

Washington, Inc.

4.0%

Expeditors International

Transportation Fund

Southwest Airlines Co.

3.9%

CH Robinson Worldwide, Inc.

3.6%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any

Top Ten Total

55.6%

temporary cash investments.

temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

15

FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that operate public utilities.

Inception Dates:

Industry Diversification (Market Exposure as % of Net Assets)

Investor Class

April 3, 2000

Advisor Class

Other

April 3, 2000

1%

A-Class

September 1, 2004

C-Class

April 27, 2001

Power Producers &

Independent

Gas

Ten Largest Holdings

Energy Traders

12%

Utilities

(% of Total Net Assets)

13%

Exelon Corp.

4.2%

TXU Corp.

3.4%

40%

Electric Utilities

Southern Co.

3.2%

Dominion Resources, Inc.

3.2%

FPL Group, Inc.

3.1%

Multi-Utilities

Duke Energy Corp.

2.9%

34%

Public Service Enterprise Group, Inc.

2.8%

Entergy Corp.

2.8%

FirstEnergy Corp.

2.6%

Utilities Fund

American Electric Power Co., Inc.

2.6%

Top Ten Total

30.8%

temporary cash investments.

“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash or derivative investments.

“Ten Largest Holdings” exclude any

16

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

BANKING FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 100.4%

Webster Financial Corp.

2,459

$

103,573

First Horizon National Corp.†

3,846

102,534

JPMorgan Chase & Co.

17,357

$

795,298

UMB Financial Corp.†

2,260

96,864

HSBC Holdings PLC — SP ADR†

8,460

783,396

PMI Group, Inc.†

2,962

96,857

Bank of America Corp.

15,352

771,745

East-West Bancorp, Inc.

2,675

96,193

Wells Fargo & Co.

20,787

740,433

Trustmark Corp.†

3,190

89,448

ABN AMRO Holding NV —

Investors Bancorp, Inc.*†

6,190

87,650

SP ADR

12,850

674,625

South Financial Group, Inc.

3,845

87,435

UBS AG — SP ADR†

12,596

670,737

NewAlliance Bancshares, Inc.

5,908

86,729

Wachovia Corp.†

12,963

650,094

Chittenden Corp.

2,450

86,142

Credit Suisse Group — SP ADR†

8,761

581,117

First Midwest Bancorp, Inc.†

2,518

86,015

Barclays PLC — SP ADR†

11,413

554,900

UCBH Holdings, Inc.†

4,914

85,897

U.S. Bancorp†

15,421

501,645

First Niagara Financial Group,

Fannie Mae

8,149

495,541

Inc.†

6,027

85,282

Freddie Mac

7,044

415,666

Whitney Holding Corp.

3,216

84,838

Washington Mutual, Inc.†

9,655

340,918

Cathay General Bancorp†

2,615

84,229

SunTrust Banks, Inc.

4,317

326,667

MGIC Investment Corp.

2,604

84,135

PNC Financial Services Group,

FirstMerit Corp.†

4,161

82,221

Inc.†

4,646

316,393

First Community Bancorp†

1,500

82,065

BB&T Corp.

7,754

313,184

Prosperity Bancshares, Inc.

2,466

81,773

National City Corp.†

12,170

305,345

SVB Financial Group*†

1,702

80,607

Regions Financial Corp.†

9,742

287,194

Downey Financial Corp.†

1,388

80,226

Fifth Third Bancorp†

7,896

267,517

IndyMac Bancorp, Inc.†

3,360

79,330

KeyCorp

7,154

231,289

Sterling Savings Bank†

2,839

76,398

M&T Bank Corp.†

2,137

221,073

Umpqua Holding Corp.†

3,459

69,215

Hudson City Bancorp, Inc.

14,247

219,119

Radian Group, Inc.†

2,624

61,087

Marshall & Ilsley Corp.

4,977

217,843

Synovus Financial Corp.

Total Common Stocks

6,921

194,134

(Cost $14,699,206)

16,007,875

UnionBanCal Corp.†

3,237

189,073

Commerce Bancorp, Inc.

4,797

186,028

FACE

Comerica, Inc.†

3,416

175,172

AMOUNT

New York Community Bancorp,

REPURCHASE AGREEMENT 0.0%

Inc.†

9,073

172,841

Repurchase Agreement (Note 5)

Zions Bancorporation

2,511

172,430

Lehman Brothers Holdings, Inc.

Sovereign Bancorp, Inc.

10,101

172,121

issued 09/28/07 at 3.90%

Countrywide Financial Corp.†

8,600

163,486

People’s United Financial, Inc.

due 10/01/07

$

7,651

7,651

8,712

150,543

Total Repurchase Agreement

TFS Financial Corp.*

11,440

148,034

Associated Banc-Corp.

(Cost $7,651)

4,209

7,651

124,713

TCF Financial Corp.†

4,588

120,114

SECURITIES LENDING COLLATERAL 19.6%

City National Corp.†

1,697

117,958

Investment in Securities Lending Short Term

Huntington Bancshares, Inc.†

6,909

117,315

Investment Portfolio Held by

Colonial BancGroup, Inc.†

5,285

114,262

U.S. Bank (Note 8)

3,117,036

3,117,036

Cullen/Frost Bankers, Inc.†

2,247

112,620

Total Securities Lending Collateral

Astoria Financial Corp.†

4,181

110,922

Popular, Inc.†

8,953

109,943

(Cost $3,117,036)

3,117,036

Total Investments 120.0%

Bank of Hawaii Corp.

2,072

109,505

(Cost $17,823,893)

$ 19,132,562

Valley National Bancorp

4,904

108,771

Other Assets – (20.0)%

Wilmington Trust Corp.

2,748

106,897

Liabilities in Excess of

Washington Federal, Inc.†

4,048

106,300

$  (3,192,852)

Fulton Financial Corp.

7,386

106,211

Net Assets – 100.0%

$ 15,939,710

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

17

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

BASIC MATERIALS FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.4%

Martin Marietta Materials, Inc.†

7,935

$

1,059,719

FMC Corp.

20,332

1,057,671

ArcelorMittal†

71,328

$

5,589,262

Temple-Inland, Inc.†

20,073

1,056,442

Rio Tinto PLC — SP ADR†

13,700

4,704,580

Steel Dynamics, Inc.†

22,560

1,053,552

Monsanto Co.†

44,803

3,841,409

Lubrizol Corp.

16,104

1,047,726

Freeport-McMoRan Copper & Gold,

MeadWestvaco Corp.

35,273

1,041,612

Inc. — Class B

32,964

3,457,594

Airgas, Inc.

20,099

1,037,711

Barrick Gold Corp.

83,925

3,380,499

Yamana Gold, Inc.*†

86,600

1,020,148

Southern Copper Corp.†

26,745

3,311,833

Reliance Steel & Aluminum Co.

17,910

1,012,631

Potash Corporation

Harmony Gold Mining Co.

of Saskatchewan†

31,000

3,276,700

Ltd. — SP ADR*

82,500

982,575

E.I. du Pont de Nemours and Co.†

65,897

3,265,855

Meridian Gold, Inc.*

29,600

979,760

Alcan, Inc.

32,496

3,252,200

Florida Rock Industries, Inc.

15,471

966,783

Dow Chemical Co.

71,358

3,072,676

Cleveland-Cliffs, Inc.

10,931

961,600

The Mosaic Co.*†

52,494

2,809,479

Commercial Metals Co.

29,122

921,711

Alcoa, Inc.

71,751

2,806,899

Ashland, Inc.†

15,301

921,273

Praxair, Inc.

32,664

2,735,937

Cytec Industries, Inc.

13,313

910,476

Goldcorp, Inc.†

83,108

2,539,780

Sealed Air Corp.†

35,477

906,792

Air Products & Chemicals, Inc.

25,596

2,502,265

Crown Holdings, Inc.*

39,616

901,660

Newmont Mining Corp.

51,233

2,291,652

Carpenter Technology Corp.

6,865

892,519

Cemex SA de CV — SP ADR*†

71,574

2,141,494

Packaging Corporation of America

30,691

892,187

Nucor Corp.

35,193

2,092,928

Pactiv Corp.*

31,126

892,071

AngloGold Ashanti Ltd. — SP ADR

41,800

1,960,002

Terra Industries, Inc.*†

28,400

887,784

Weyerhaeuser Co.†

25,590

1,850,157

RPM International, Inc.†

35,154

841,938

International Paper Co.†

51,560

1,849,457

Scotts Miracle-Gro Co. — Class A†

19,220

821,655

Lyondell Chemical Co.

39,555

1,833,374

AptarGroup, Inc.†

21,380

809,661

Gold Fields Ltd. — SP ADR

100,680

1,821,301

Domtar Corp.*

98,200

805,240

Ecolab, Inc.†

37,670

1,778,024

Bemis Co.

27,419

798,167

Rohm & Haas Co.†

31,097

1,731,170

Valspar Corp.

29,270

796,437

PPG Industries, Inc.

22,790

1,721,785

Hercules, Inc.†

37,507

788,397

United States Steel Corp.

16,051

1,700,443

Smurfit-Stone Container Corp.*

66,767

779,839

Allegheny Technologies, Inc.

15,187

1,669,811

Silver Standard Resources, Inc.*†

20,912

779,808

Kinross Gold Corp.*†

108,124

1,619,698

Pan American Silver Corp.*

26,400

762,960

Agrium, Inc.

27,143

1,476,036

Sonoco Products Co.

23,703

715,357

Agnico-Eagle Mines Ltd.†

28,746

1,431,551

Worthington Industries, Inc.†

30,196

711,418

Owens-Illinois, Inc.*

32,325

1,339,871

W.R. Grace & Co.*†

26,450

710,447

Sigma-Aldrich Corp.

27,337

1,332,405

Texas Industries, Inc.†

8,990

705,715

Vulcan Materials Co.†

14,276

1,272,705

Century Aluminum Co.*†

13,000

684,450

Celanese Corp.

30,924

1,205,418

H.B. Fuller Co.†

22,296

661,745

Huntsman Corp.

44,427

1,176,871

RTI International Metals, Inc.*

8,286

656,748

AK Steel Holding Corp.*

26,600

1,169,070

Cabot Corp.

18,083

642,489

Titanium Metals Corp.*†

34,814

1,168,358

Chemtura Corp.

71,783

638,151

Eastman Chemical Co.†

17,382

1,159,901

Quanex Corp.†

13,364

627,841

Ball Corp.†

21,480

1,154,550

Louisiana-Pacific Corp.

36,605

621,187

CF Industries Holdings, Inc.

14,700

1,115,877

Westlake Chemical Corp.

23,692

600,118

International Flavors & Fragrances,

Eagle Materials, Inc.†

15,230

544,320

Inc.†

20,425

1,079,666

Nalco Holding Co.

Total Common Stocks

35,915

1,064,880

(Cost $100,785,416)

Albemarle Corp.

24,088

1,064,690

132,728,604

18

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

BASIC MATERIALS FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENT 0.1%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

$

179,656

$

179,656

Total Repurchase Agreement

(Cost $179,656)

179,656

SECURITIES LENDING COLLATERAL 22.0%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

29,291,969

29,291,969

Total Securities Lending Collateral

(Cost $29,291,969)

29,291,969

Total Investments 121.5%

(Cost $130,257,041)

$ 162,200,229

Liabilities in Excess of

Other Assets – (21.5)%

$  (28,695,538)

Net Assets – 100.0%

$ 133,504,691

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

19

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

BIOTECHNOLOGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 99.5%

Ligand Pharmaceuticals,

Inc. — Class B†

130,965

$

699,353

Genentech, Inc.*

129,164

$

10,077,375

CV Therapeutics, Inc.*†

74,543

669,396

Amgen, Inc.*†

160,253

9,065,512

QLT, Inc.*†

110,989

631,527

Gilead Sciences, Inc.*

170,620

6,973,239

Neurocrine Biosciences, Inc.*†

63,000

630,000

Celgene Corp.*†

89,411

6,375,898

Vanda Pharmaceuticals, Inc.*†

40,300

560,573

Biogen Idec, Inc.*

80,039

5,308,987

Total Common Stocks

Genzyme Corp.*

70,356

4,359,258

Amylin Pharmaceuticals, Inc.*†

61,364

3,068,200

(Cost $66,025,229)

102,738,099

Vertex Pharmaceuticals, Inc.*

74,483

2,860,892

FACE

Cephalon, Inc.*†

31,639

2,311,545

AMOUNT

ImClone Systems, Inc.*

53,119

2,195,940

Onyx Pharmaceuticals, Inc.*†

49,100

2,136,832

SECURITIES LENDING COLLATERAL 27.4%

Investment in Securities Lending Short Term

Alexion Pharmaceuticals, Inc.*

31,016

2,020,692

Investment Portfolio Held by

BioMarin Pharmaceuticals, Inc.*†

79,850

1,988,265

U.S. Bank (Note 8)

$28,301,133

28,301,133

Millennium Pharmaceuticals, Inc.*†

190,768

1,936,295

Myriad Genetics, Inc.*†

Total Securities Lending Collateral

36,730

1,915,470

Alnylam Pharmaceuticals, Inc.*†

54,601

1,789,275

(Cost $28,301,133)

28,301,133

Alkermes, Inc.*†

91,272

1,679,405

Total Investments 126.9%

Pharmion Corp.*†

36,362

1,677,743

(Cost $94,326,362)

$131,039,232

PDL BioPharma, Inc.*

77,335

1,671,209

Liabilities in Excess of

Cepheid, Inc.*

66,900

1,525,320

Other Assets – (26.9)%

$ (27,767,851)

OSI Pharmaceuticals, Inc.*†

44,154

1,500,794

Net Assets – 100.0%

$103,271,381

Isis Pharmaceuticals, Inc.*†

99,957

1,496,356

Medarex, Inc.*

103,344

1,463,351

Human Genome Sciences, Inc.*†

133,935

1,378,191

LifeCell Corp.*†

36,100

1,356,277

United Therapeutics Corp.*†

19,735

1,313,167

Applera Corp. - Celera Group*†

88,544

1,244,929

Cubist Pharmaceuticals, Inc.*†

58,020

1,225,963

Regeneron Pharmaceuticals, Inc.*†

65,360

1,163,408

Martek Biosciences Corp.*†

38,400

1,114,752

Savient Pharmaceuticals, Inc.*

72,523

1,055,210

Zymogenetics, Inc.*†

75,863

990,012

Incyte Corp.*†

130,187

930,837

Seattle Genetics, Inc.*†

82,620

928,649

Arena Pharmaceuticals, Inc.*†

82,749

906,102

Dendreon Corp.*†

113,100

869,739

Omrix Biopharmaceuticals, Inc.*†

24,440

862,976

Acadia Pharmaceuticals, Inc.*†

57,300

862,365

Progenics Pharmaceuticals, Inc.*†

38,676

855,126

Geron Corp.*†

111,000

812,520

MannKind Corp.*†

83,387

807,186

Indevus Pharmaceuticals, Inc.*

116,600

805,706

Genomic Health, Inc.*†

41,900

804,061

Metabolix, Inc.*

32,400

786,024

Array Biopharma, Inc.*†

69,759

783,394

Acorda Therapeutics, Inc.*†

41,800

767,030

Angiotech Pharmaceuticals, Inc.*†

122,054

765,279

InterMune, Inc.*†

39,754

760,494

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

20

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

CONSUMER PRODUCTS FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.7%

Dean Foods Co.

7,965

$

203,745

J.M. Smucker Co.

3,718

198,616

Procter & Gamble Co.

28,035

$

1,971,982

Bare Escentuals, Inc.*†

6,316

157,079

Coca-Cola Co.

25,975

1,492,783

Total Common Stocks

Altria Group, Inc.

21,329

1,483,005

(Cost $19,568,938)

25,647,530

PepsiCo, Inc.

19,502

1,428,717

Diageo PLC — SP ADR

11,050

AMOUNT

969,416

FACE

Kraft Foods, Inc. — Class A

27,067

934,082

Unilever NV — SP ADR

29,150

899,277

Colgate-Palmolive Co.

10,912

778,244

REPURCHASE AGREEMENT 0.1%

Anheuser-Busch Cos., Inc.

14,980

748,850

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

Kimberly-Clark Corp.

10,170

714,544

issued 09/28/07 at 3.90%

Kellogg Co.

10,849

607,544

due 10/01/07

$

27,436

Sysco Corp.

27,436

16,953

603,357

Cadbury Schweppes PLC —

Total Repurchase Agreement

SP ADR

(Cost $27,436)

27,436

12,270

570,800

Archer-Daniels-Midland Co.

17,135

566,826

SECURITIES LENDING COLLATERAL 6.2%

Kroger Co.

19,717

562,329

General Mills, Inc.

9,530

552,835

Investment in Securities Lending Short Term

Investment Portfolio Held by

Reynolds American, Inc.†

8,258

525,126

U.S. Bank (Note 8)

1,581,837

1,581,837

Bunge, Ltd.

4,680

502,866

Total Securities Lending Collateral

Avon Products, Inc.

13,351

501,063

(Cost $1,581,837)

1,581,837

WM Wrigley Jr Co.

7,745

497,461

Total Investments 106.0%

H.J. Heinz Co.

10,245

473,319

(Cost $21,178,211)

$ 27,256,803

Safeway, Inc.

14,097

466,752

Campbell Soup Co.

12,540

463,980

Liabilities in Excess of

ConAgra Foods, Inc.

16,753

437,756

Other Assets – (6.0)%

$  (1,534,501)

Sara Lee Corp.

25,489

425,411

Net Assets – 100.0%

$ 25,722,302

Coca-Cola Enterprises, Inc.†

17,538

424,770

Pepsi Bottling Group, Inc.†

10,098

375,343

Loews Corp. - Carolina Group

4,552

374,311

Clorox Co.

6,116

373,015

Whole Foods Market, Inc.†

7,559

370,089

Molson Coors Brewing Co. —

Class B

3,442

343,064

UST, Inc.†

6,806

337,578

Hershey Co.†

7,156

332,110

Energizer Holdings, Inc.*

2,975

329,779

SUPERVALU, Inc.

8,356

325,968

Hansen Natural Corp.*

5,629

319,052

Brown-Forman Corp. — Class B

3,763

281,886

Constellation Brands, Inc. —

Class A*†

11,007

266,479

Estee Lauder Cos., Inc. —

Class A†

6,122

259,940

Smithfield Foods, Inc.*

8,163

257,135

McCormick & Co., Inc.

6,961

250,387

Tyson Foods, Inc. — Class A

13,639

243,456

Corn Products International, Inc.

5,042

231,277

Church & Dwight Co., Inc.†

4,552

214,126

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

ELECTRONICS FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Semtech Corp.*

18,059

$

369,848

Diodes, Inc.*

11,390

365,619

Intel Corp.

147,577

$

3,816,341

RF Micro Devices, Inc.*†

53,927

362,929

Texas Instruments, Inc.

58,889

2,154,748

Hittite Microwave Corp.*

8,030

354,524

Taiwan Semiconductor Manufacturing

Cymer, Inc.*†

9,122

350,194

Co. Ltd. — SP ADR

204,532

2,069,864

SiRF Technology Holdings, Inc.*†

15,140

323,239

Applied Materials, Inc.

79,726

1,650,328

FEI Co.*†

9,874

310,340

Nvidia Corp.*

41,574

1,506,642

Entegris, Inc.*

32,570

282,708

Broadcom Corp. — Class A*†

37,876

1,380,201

Brooks Automation, Inc.*

19,622

279,417

ASML Holding NV — SP ADR

39,900

1,311,114

Spansion, Inc.*

32,836

277,464

STMicroelectronics NV — SP ADR

65,481

1,096,807

MKS Instruments, Inc.*†

13,832

263,085

Infineon Technologies AG —

SP ADR*†

63,171

1,085,278

Total Common Stocks

MEMC Electronic Materials, Inc.*

18,344

1,079,728

(Cost $32,720,058)

41,806,109

AMOUNT

Analog Devices, Inc.†

27,952

1,010,744

FACE

KLA-Tencor Corp.†

17,734

989,203

Altera Corp.†

37,563

904,517

REPURCHASE AGREEMENT 0.5%

Marvell Technology Group Ltd.*

54,540

892,820

Repurchase Agreement (Note 5)

Linear Technology Corp.†

25,102

878,319

Maxim Integrated Products, Inc.

Lehman Brothers Holdings, Inc.

29,555

867,439

National Semiconductor Corp.†

31,783

861,955

issued 09/28/07 at 3.90%

Microchip Technology, Inc.

23,131

840,118

due 10/01/07

$

211,766

211,766

Total Repurchase Agreement

Xilinx, Inc.

31,769

830,442

(Cost $211,766)

211,766

Lam Research Corp.*†

15,513

826,222

Micron Technology, Inc.*†

73,819

819,391

SECURITIES LENDING COLLATERAL 12.4%

Advanced Micro Devices, Inc.*†

59,930

791,076

Varian Semiconductor Equipment

Investment in Securities Lending Short Term

Investment Portfolio Held by

Associates, Inc.*

13,533

724,286

U.S. Bank (Note 8)

LSI Logic Corp.*

94,979

5,200,500

5,200,500

704,744

Total Securities Lending Collateral

Cypress Semiconductor Corp.*†

24,016

701,507

(Cost $5,200,500)

5,200,500

Intersil Corp. — Class A

19,578

654,493

Total Investments 112.4%

ON Semiconductor Corp.*†

48,830

613,305

Novellus Systems, Inc.*

(Cost $38,132,324)

$ 47,218,375

20,123

548,553

Integrated Device Technology,

Liabilities in Excess of

Inc.*

34,238

530,004

Other Assets – (12.4)%

$  (5,207,666)

Cree, Inc.*†

16,418

510,600

Net Assets – 100.0%

$ 42,010,709

Silicon Laboratories, Inc.*

12,157

507,676

Formfactor, Inc.*†

10,670

473,428

Microsemi Corp.*†

16,589

462,501

Atmel Corp.*

88,935

458,905

Fairchild Semiconductor

International, Inc.*

24,182

451,720

International Rectifier Corp.*†

13,372

441,142

Rambus, Inc.*†

22,910

437,810

Teradyne, Inc.*

31,462

434,176

PMC - Sierra, Inc.*†

49,693

416,924

Skyworks Solutions, Inc.*†

43,870

396,585

Tessera Technologies, Inc.*†

10,290

385,875

Atheros Communications, Inc.*

12,590

377,322

Amkor Technology, Inc.*†

32,282

371,889

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007-—See Note 8.

ADR—American Depository Receipt.

22

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

ENERGY FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

Nabors Industries Ltd.*†

33,638

$

1,035,041

Sunoco, Inc.†

14,016

992,052

Exxon Mobil Corp.

93,241

$

8,630,387

ENSCO International, Inc.†

17,518

982,760

Chevron Corp.

57,182

5,351,092

BJ Services Co.

36,929

980,465

BP PLC — SP ADR

75,881

5,262,347

Grant Prideco, Inc.*†

17,455

951,647

ConocoPhillips

51,653

4,533,584

Southwestern Energy Co.*

22,192

928,735

Royal Dutch Shell PLC — SP ADR†

53,820

4,422,928

Newfield Exploration Co.*

19,096

919,663

Schlumberger Ltd.†

42,025

4,412,625

Range Resources Corp.

22,369

909,523

Occidental Petroleum Corp.

42,970

2,753,518

Denbury Resources, Inc.*

20,284

906,492

Canadian Natural Resources Ltd.†

32,500

2,461,875

Oceaneering International, Inc.*

11,662

883,980

Halliburton Co.†

59,000

2,265,600

Pride International, Inc.*

23,872

872,522

Devon Energy Corp.

27,097

2,254,470

Pioneer Natural Resources Co.†

18,221

819,581

Marathon Oil Corp.

37,936

2,163,111

Tesoro Corp.

17,576

808,847

National-Oilwell Varco, Inc.*

14,684

2,121,838

Arch Coal, Inc.†

23,160

781,418

Transocean, Inc.*†

18,688

2,112,678

Teekay Shipping Corp.†

12,700

746,887

Valero Energy Corp.

31,062

2,086,745

Frontier Oil Corp.†

17,836

742,691

Tenaris SA — SP ADR

39,400

2,073,228

Helix Energy Solutions Group,

Apache Corp.

22,825

2,055,619

Inc.*†

17,457

741,224

Baker Hughes, Inc.†

21,957

1,984,254

Dresser-Rand Group, Inc.*

16,832

718,895

Weatherford International Ltd.*

28,065

1,885,407

Quicksilver Resources, Inc.*†

15,040

707,632

Anadarko Petroleum Corp.

34,091

1,832,391

Frontline, Ltd.†

14,200

685,576

XTO Energy, Inc.

28,815

1,781,920

Rowan Cos., Inc.†

18,654

682,363

Hess Corp.

26,262

1,747,211

Pogo Producing Co.

12,204

648,154

Williams Cos., Inc.

49,059

1,670,949

Cabot Oil & Gas Corp.

18,380

646,241

Talisman Energy, Inc.

83,800

1,650,860

Patterson-UTI Energy, Inc.†

28,610

645,728

GlobalSantaFe Corp.

20,100

1,528,002

Tidewater, Inc.†

10,196

640,717

EOG Resources, Inc.†

20,765

1,501,932

Helmerich & Payne, Inc.

19,504

640,316

Diamond Offshore Drilling, Inc.†

13,241

1,500,073

Plains Exploration & Production

Smith International, Inc.

20,864

1,489,690

Co.*†

13,944

616,604

Chesapeake Energy Corp.†

41,423

1,460,575

Cimarex Energy Co.

16,442

612,464

Nexen, Inc.

47,050

1,436,907

Global Industries Ltd.*†

23,731

611,311

Cameco Corp.

30,600

1,414,944

PetroHawk Energy Corp.*

37,200

610,824

Murphy Oil Corp.

20,189

1,411,009

Exterran Holdings, Inc.*

7,505

602,952

Spectra Energy Corp.†

56,060

1,372,349

Forest Oil Corp.*†

14,000

602,560

Noble Energy, Inc.

18,816

1,317,873

Holly Corp.

9,800

586,334

Noble Corp.

26,564

1,302,964

Superior Energy Services*

16,253

576,006

Cameron International Corp.*†

14,095

1,300,828

Overseas Shipholding Group, Inc.†

7,085

544,341

Peabody Energy Corp.†

26,820

1,283,873

Western Refining, Inc.†

12,100

491,018

El Paso Corp.†

72,676

1,233,312

Unit Corp.*

10,040

485,936

FMC Technologies, Inc.*

20,404

1,176,495

Total Common Stocks

Ultra Petroleum Corp.*

18,800

1,166,352

Consol Energy, Inc.

22,552

1,050,923

(Cost $63,435,009)

117,822,238

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

ENERGY FUND

MARKET

AMOUNT

(NOTE 1)

FACE

VALUE

REPURCHASE AGREEMENT 0.7%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

$

820,548

$

820,548

Total Repurchase Agreement

(Cost $820,548)

820,548

SECURITIES LENDING COLLATERAL 15.4%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

18,206,065

18,206,065

Total Securities Lending Collateral

(Cost $18,206,065)

18,206,065

Total Investments 115.7%

(Cost $82,461,622)

$ 136,848,851

Liabilities in Excess of

Other Assets – (15.7)%

$  (18,522,498)

Net Assets – 100.0%

$ 118,326,353

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

24

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

ENERGY SERVICES FUND

VALUE

FACE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

VALUE

COMMON STOCKS 99.9%

REPURCHASE AGREEMENT 1.0%

Repurchase Agreement (Note 5)

Schlumberger Ltd.†

239,569

$
25,154,745

Lehman Brothers Holdings, Inc.

Halliburton Co.†

336,880

12,936,192

issued 09/28/07 at 3.90%

National-Oilwell Varco, Inc.*

83,814

12,111,123

due 10/01/07

$

2,372,942

$

2,372,942

Transocean, Inc.*†

106,619

12,053,278

Tenaris SA — SP ADR

224,600

11,818,452

Total Repurchase Agreement

(Cost $2,372,942)

Baker Hughes, Inc.†

125,379

11,330,500

2,372,942

Weatherford International Ltd.*

159,897

10,741,880

SECURITIES LENDING COLLATERAL 27.5%

GlobalSantaFe Corp.

114,585

8,710,752

Investment in Securities Lending Short Term

Diamond Offshore Drilling, Inc.†

75,261

8,526,319

Investment Portfolio Held by

Smith International, Inc.†

119,266

8,515,592

U.S. Bank (Note 8)

64,265,799

64,265,799

Noble Corp.

151,404

7,426,366

Total Securities Lending Collateral

Cameron International Corp.*

80,379

7,418,178

(Cost $64,265,799)

64,265,799

FMC Technologies, Inc.*

116,362

6,709,433

Total Investments 128.4%

Exterran Holdings, Inc.*†

82,364

6,617,124

Nabors Industries Ltd.*†

192,066

5,909,871

(Cost $202,682,689)

$300,564,502

ENSCO International, Inc.†

99,714

5,593,955

Liabilities in Excess of

Other Assets – (28.4)%

BJ Services Co.

210,437

5,587,102

$ (66,509,248)

Grant Prideco, Inc.*†

99,791

5,440,605

Net Assets – 100.0%

$234,055,254

Oceaneering International, Inc.*

66,497

5,040,473

Pride International, Inc.*†

136,110

4,974,820

Dresser-Rand Group, Inc.*

95,910

4,096,316

Rowan Cos., Inc.†

106,332

3,889,625

Patterson-UTI Energy, Inc.†

163,301

3,685,704

Helmerich & Payne, Inc.

111,520

3,661,202

Tidewater, Inc.†

57,978

3,643,337

Global Industries Ltd.*†

135,692

3,495,426

W-H Energy Services, Inc.*

45,657

3,367,204

Atwood Oceanics, Inc.*†

43,847

3,356,926

Oil States International, Inc.*†

69,448

3,354,338

Superior Energy Services*

92,851

3,290,639

SEACOR Holdings, Inc.*†

33,427

3,178,908

Dril-Quip, Inc.*

61,111

3,015,828

Unit Corp.*

56,779

2,748,104

Complete Production Services,

Inc.*

111,492

2,283,356

Tetra Technologies, Inc.*†

103,191

2,181,458

Grey Wolf, Inc.*

314,600

2,060,630

Total Common Stocks

(Cost $136,043,948)

233,925,761

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

FINANCIAL SERVICES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

UnumProvident Corp.

7,068

$

172,954

Commerce Bancorp, Inc.

4,450

172,571

Bank of America Corp.

12,987

$

652,856

UnionBanCal Corp.†

2,937

171,550

HSBC Holdings PLC — SP ADR†

6,940

642,644

Discover Financial Services*

8,140

169,312

Citigroup, Inc.

13,484

629,298

Marshall & Ilsley Corp.

3,739

163,656

Wells Fargo & Co.

13,781

490,879

SAFECO Corp.†

2,667

163,274

UBS AG — SP ADR

8,480

451,560

Comerica, Inc.

3,169

162,506

American International Group, Inc.

6,667

451,023

Zions Bancorporation

2,355

161,718

JPMorgan Chase & Co.

9,121

417,924

Sovereign Bancorp, Inc.

9,430

160,687

Credit Suisse Group — SP ADR

6,034

400,235

Countrywide Financial Corp.†

8,387

159,437

CME Group, Inc.

666

391,175

AFLAC, Inc.

2,724

155,377

American Express Co.†

6,556

389,230

Torchmark Corp.

2,490

155,177

Barclays PLC — SP ADR†

7,919

385,022

W.R. Berkley Corp.

5,196

153,957

Morgan Stanley†

5,743

361,809

SEI Investments Co.

5,634

153,696

ABN AMRO Holding NV —

Cincinnati Financial Corp.

3,503

151,715

SP ADR

6,757

354,742

Janus Capital Group, Inc.†

5,360

151,581

Fannie Mae

5,768

350,752

Loews Corp.

3,119

150,804

Merrill Lynch & Co., Inc.

4,857

346,207

Markel Corp.*

310

150,040

Wachovia Corp.†

6,352

318,553

Nuveen Investments, Inc. —

Freddie Mac

5,156

304,256

Class A

2,419

149,833

Goldman Sachs Group, Inc.†

1,393

301,919

NYSE Euronext†

1,849

146,385

Allstate Corp.

5,029

287,609

Lehman Brothers Holdings, Inc.†

2,320

143,214

Travelers Cos, Inc.

5,611

282,458

Forest City Enterprises, Inc. —

Franklin Resources, Inc.†

2,168

276,420

Class A

2,540

140,106

Hartford Financial Services Group,

Brown & Brown, Inc.

5,302

139,443

Inc.†

2,901

268,488

Charles Schwab Corp.

6,404

138,326

Washington Mutual, Inc.†

7,378

260,517

E*Trade Financial Corp.*†

10,345

135,106

SunTrust Banks, Inc.

3,329

251,905

Reinsurance Group of America,

Capital One Financial Corp.

3,779

251,039

Inc.

2,380

134,922

PNC Financial Services Group,

Jones Lang LaSalle, Inc.

1,306

134,205

Inc.†

3,598

245,024

Genworth Financial, Inc. — Class A

4,331

133,092

U.S. Bancorp†

7,146

232,459

TCF Financial Corp.

5,050

132,209

MetLife, Inc.†

3,332

232,340

City National Corp.†

1,870

129,984

SLM Corp.

4,626

229,773

Eaton Vance Corp.

3,251

129,910

Regions Financial Corp.†

7,757

228,676

Simon Property Group, Inc.

1,297

129,700

Fifth Third Bancorp†

6,397

216,730

American Financial Group, Inc.

4,543

129,566

Bank of New York Mellon Corp.

4,874

215,138

iStar Financial, Inc.

3,790

128,822

Aon Corp.†

4,710

211,055

Fidelity National Financial, Inc. —

Prudential Financial, Inc.

2,154

210,187

Class A†

7,362

128,688

Archstone-Smith Trust

3,457

207,904

Cullen/Frost Bankers, Inc.†

2,560

128,307

Bear Stearns Cos., Inc.†

1,685

206,935

Protective Life Corp.

3,010

127,744

Nymex Holdings, Inc.†

1,555

202,430

Huntington Bancshares, Inc.†

7,490

127,180

Marsh & McLennan Cos., Inc.

7,757

197,803

HCC Insurance Holdings, Inc.†

4,438

127,104

Progressive Corp.†

10,116

196,352

First American Corp.†

3,421

125,277

KeyCorp

6,061

195,952

Nationwide Financial Services, Inc.

2,300

123,786

Moody’s Corp.†

3,861

194,594

State Street Corp.

1,813

123,574

National City Corp.†

7,605

190,809

Odyssey Re Holdings Corp.

3,320

123,205

BB&T Corp.

4,718

190,560

Popular, Inc.†

10,009

122,911

M&T Bank Corp.

1,833

189,624

Brookfield Asset Management,

Vornado Realty Trust

1,719

187,973

Inc. — Class A

3,145

121,082

Host Hotels & Resorts, Inc.

8,295

186,140

Chubb Corp.†

2,211

118,598

Legg Mason, Inc.

2,191

184,679

First Horizon National Corp.†

4,441

118,397

CNA Financial Corp.

4,550

178,906

Blackrock, Inc.

675

117,052

Synovus Financial Corp.

6,265

175,733

ACE Ltd.

1,904

115,325

26

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

FINANCIAL SERVICES FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

The St. Joe Co.†

3,385

$

113,770

CIT Group, Inc.

714

$

28,703

Ambac Financial Group, Inc.†

1,780

111,980

Nasdaq Stock Market, Inc.*†

683

25,735

ProLogis†

1,681

111,534

RenaissanceRe Holdings Ltd.

370

24,202

AmeriCredit Corp.*†

6,080

106,886

TFS Financial Corp.*

1,810

23,421

Camden Property Trust

1,633

104,920

Annaly Mortgage Management,

Duke Realty Corp.

3,084

104,270

Inc.

1,460

23,258

People’s United Financial, Inc.

5,928

102,436

Raymond James Financial, Inc.†

670

22,010

IntercontinentalExchange, Inc.*

670

101,773

Allied Capital Corp.†

714

20,984

Principal Financial Group, Inc.

1,594

100,565

PartnerRe Ltd.

250

19,748

Lincoln National Corp.

1,470

96,976

First Marblehead Corp.†

400

15,172

T. Rowe Price Group, Inc.†

1,714

95,453

Federated Investors, Inc. —

A.G. Edwards, Inc.

1,090

91,287

Class B†

380

15,086

Northern Trust Corp.

1,342

88,934

Hospitality Properties Trust†

360

14,634

Assurant, Inc.

1,660

88,810

Health Care REIT, Inc.†

320

14,157

Leucadia National Corp.

1,796

86,603

Weingarten Realty Investors

320

13,267

Ameriprise Financial, Inc.†

1,370

86,461

Allied World Assurance Holdings

UDR, Inc.†

3,518

85,558

Ltd.

250

12,978

Public Storage, Inc.

1,051

82,661

Liberty Property Trust

322

12,948

KIMCO Realty Corp.

1,827

82,599

Essex Property Trust, Inc.

110

12,933

General Growth Properties, Inc.

1,488

79,787

Rayonier, Inc.†

268

12,875

XL Capital Ltd.

1,006

79,675

Affiliated Managers Group, Inc.*†

100

12,751

Boston Properties, Inc.

746

77,509

Jefferies Group, Inc.†

455

12,663

Equity Residential

1,688

71,504

CapitalSource, Inc.

618

12,508

Hudson City Bancorp, Inc.

4,225

64,981

Associated Banc-Corp.

422

12,504

Brookfield Properties Corp.

2,435

60,632

Colonial BancGroup, Inc.†

575

12,432

TD Ameritrade Holding Corp.*

3,327

60,618

Total Common Stocks

AvalonBay Communities, Inc.

502

59,266

(Cost $22,754,722)

24,911,656

Plum Creek Timber Co., Inc. (REIT)

1,124

50,310

CB Richard Ellis Group, Inc. —

FACE

Class A*

1,778

49,500

AMOUNT

Arch Capital Group Ltd.*

660

49,111

REPURCHASE AGREEMENT 0.1%

MBIA, Inc.†

789

48,168

HCP, Inc.

Repurchase Agreement (Note 5)

1,393

46,206

Lehman Brothers Holdings, Inc.

Developers Diversified Realty

issued 09/28/07 at 3.90%

Corp.

801

44,752

SL Green Realty Corp.†

due 10/01/07

$

12,688

12,688

373

43,555

Everest Re Group Ltd.

Total Repurchase Agreement

395

43,545

(Cost $12,688)

12,688

New York Community Bancorp,

Inc.†

2,184

41,605

SECURITIES LENDING COLLATERAL 14.0%

Apartment Investment &

Investment in Securities Lending Short Term

Management Co. — Class A†

911

41,113

Thornburg Mortgage, Inc.†

3,063

39,360

Investment Portfolio Held by

Macerich Co.

436

38,185

U.S. Bank (Note 8)

3,517,538

3,517,538

AMB Property Corp.†

635

37,979

Total Securities Lending Collateral

Ventas, Inc.†

(Cost $3,517,538)

3,517,538

890

36,846

Total Investments 113.6%

Old Republic International Corp.

1,965

36,824

American Capital Strategies, Ltd.

839

35,850

(Cost $26,284,948)

$ 28,441,882

Axis Capital Holdings Ltd.

850

$  (3,395,450)

33,074

Liabilities in Excess of

Willis Group Holdings Ltd.

800

32,752

Other Assets – (13.6)%

Federal Realty Investment Trust

354

31,364

Net Assets – 100.0%

$ 25,046,432

Regency Centers Corp.

388

29,779

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

HEALTH CARE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.7%

IMS Health, Inc.

14,781

$

452,890

Boston Scientific Corp.*

32,121

448,088

Pfizer, Inc.

74,718

$

1,825,361

Zimmer Holdings, Inc.*

5,501

445,526

Johnson & Johnson, Inc.

26,767

1,758,592

Patterson Cos., Inc.*

11,476

443,088

GlaxoSmithKline PLC — SP ADR

28,820

1,533,224

Varian Medical Systems, Inc.*†

10,546

441,772

Novartis AG — SP ADR

27,320

1,501,507

Cerner Corp.*†

7,175

429,137

Sanofi-Aventis — SP ADR

31,010

1,315,444

Beckman Coulter, Inc.†

5,814

428,841

Merck & Co., Inc.

25,337

1,309,670

Manor Care, Inc.

6,545

421,498

AstraZeneca PLC — SP ADR

24,850

1,244,239

Kinetic Concepts, Inc.*†

7,180

404,090

Eli Lilly & Co.

21,109

1,201,735

CIGNA Corp.

7,435

396,211

Abbott Laboratories

22,204

1,190,578

PerkinElmer, Inc.

13,370

390,538

UnitedHealth Group, Inc.

23,944

1,159,608

Omnicare, Inc.

11,776

390,139

Genentech, Inc.*

13,986

1,091,188

Pharmaceutical Product

Bristol-Myers Squibb Co.

37,586

1,083,229

Development, Inc.†

10,908

386,580

Wyeth

23,346

1,040,064

Endo Pharmaceuticals Holdings,

WellPoint, Inc.*

13,138

1,036,851

Inc.*

12,400

384,524

Medtronic, Inc.†

17,323

977,190

ResMed, Inc.*†

8,720

373,826

Amgen, Inc.*†

17,093

966,951

Watson Pharmaceuticals, Inc.*

11,523

373,345

Stryker Corp.†

12,595

866,032

Millennium Pharmaceuticals, Inc.*†

35,700

362,355

Schering-Plough Corp.†

25,400

803,402

Bausch & Lomb, Inc.

5,640

360,960

Alcon, Inc. — SP ADR†

5,340

768,533

Shire PLC — SP ADR†

4,860

359,543

Cardinal Health, Inc.

11,931

746,045

Intuitive Surgical, Inc.*†

1,550

356,500

Gilead Sciences, Inc.*

17,410

711,547

Hillenbrand Industries, Inc.

6,388

351,468

Teva Pharmaceutical Industries

Lincare Holdings, Inc.*

9,580

351,107

Ltd. — SP ADR†

15,710

698,624

Humana, Inc.*

4,977

347,793

McKesson Corp.

11,677

686,491

Community Health Systems, Inc.*†

10,436

328,108

Baxter International, Inc.

11,891

669,225

Sepracor, Inc.*†

11,387

313,143

Express Scripts, Inc.*

11,988

669,170

King Pharmaceuticals, Inc.*†

25,530

299,212

St. Jude Medical, Inc.*

14,928

657,877

Coventry Health Care, Inc.*

4,711

293,071

Genzyme Corp.*

10,610

657,396

C.R. Bard, Inc.†

3,135

276,476

Celgene Corp.*†

9,026

643,644

Elan Corp. PLC — SP ADR*

13,120

276,045

Aetna, Inc.

11,053

599,846

Applera Corp. - Applied

Medco Health Solutions, Inc.*

6,544

591,512

Biosystems Group

6,682

231,464

Quest Diagnostics, Inc.†

10,081

582,379

Waters Corp.*

3,440

230,205

Thermo Fisher Scientific, Inc.*

9,665

557,864

DaVita, Inc.*

3,612

228,206

Forest Laboratories, Inc.*

14,642

546,000

DENTSPLY International, Inc.

5,212

217,028

Laboratory Corporation

Hospira, Inc.*

5,169

214,255

of America Holdings*†

6,786

530,869

Cytyc Corp.*

3,880

184,882

Dade Behring Holdings, Inc.

6,950

530,632

Covance, Inc.*†

2,290

178,391

Biogen Idec, Inc.*

7,821

518,767

WellCare Health Plans, Inc.*

1,590

167,634

AmerisourceBergen Corp.

11,174

506,517

Cephalon, Inc.*†

2,026

148,020

Amylin Pharmaceuticals, Inc.*†

10,006

500,300

Invitrogen Corp.*

1,770

144,662

Allergan, Inc.

7,730

498,353

Millipore Corp.*†

1,825

138,335

Becton, Dickinson & Co.†

6,010

493,120

Charles River Laboratories

Barr Pharmaceuticals, Inc.*

8,553

486,751

International, Inc.*†

2,402

134,872

Covidien Ltd.*

11,430

474,345

Brookdale Senior Living, Inc.†

3,040

121,022

Vertex Pharmaceuticals, Inc.*

12,329

473,557

Mylan Laboratories, Inc.

7,435

118,663

Henry Schein, Inc.*

7,570

460,559

Health Net, Inc.*

Total Common Stocks

8,411

454,615

(Cost $39,251,714)

50,962,916

28

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

HEALTH CARE FUND

FACE

VALUE

MARKET

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENT 0.4%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 09/28/07 at 3.90%

due 10/01/07

$

225,695

$

225,695

Total Repurchase Agreement

(Cost $225,695)

225,695

SECURITIES LENDING COLLATERAL 10.2%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

5,229,658

5,229,658

Total Securities Lending Collateral

(Cost $5,229,658)

5,229,658

Total Investments 110.3%

(Cost $44,707,067)

$ 56,418,269

Liabilities in Excess of

Other Assets – (10.3)%

$  (5,274,850)

Net Assets – 100.0%

$ 51,143,419

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

INTERNET FUND

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

FACE

VALUE

COMMON STOCKS 99.5%

REPURCHASE AGREEMENT 0.7%

Repurchase Agreement (Note 5)

Cisco Systems, Inc.*

82,665

$

2,737,038

Lehman Brothers Holdings, Inc.

Google, Inc. — Class A*

3,698

2,097,764

issued 09/28/07 at 3.90%

Research In Motion Ltd.*

15,721

1,549,305

due 10/01/07

$

188,144

$

188,144

Qualcomm, Inc.

34,963

1,477,536

eBay, Inc.*†

36,736

1,433,439

Total Repurchase Agreement

(Cost $188,144)

188,144

Time Warner, Inc.

75,380

1,383,977

Amazon.com, Inc.*†

13,798

1,285,284

SECURITIES LENDING COLLATERAL 21.1%

Yahoo!, Inc.*†

39,871

1,070,138

Investment in Securities Lending Short Term

Juniper Networks, Inc.*†

25,895

948,016

Investment Portfolio Held by

Sun Microsystems, Inc.*

146,251

820,468

U.S. Bank (Note 8)

5,636,989

5,636,989

Broadcom Corp. — Class A*

22,290

812,248

Total Securities Lending Collateral

Symantec Corp.*†

38,046

737,331

(Cost $5,636,989)

5,636,989

Qwest Communications

International, Inc.*†

77,545

710,312

Total Investments 121.3%

Baidu.com — SP ADR*†

1,990

576,403

(Cost $27,415,665)

$ 32,445,449

Intuit, Inc.*†

Liabilities in Excess of

18,977

575,003

Other Assets – (21.3)%

$  (5,694,875)

Net Assets – 100.0%

Expedia, Inc.*

17,444

556,115

VeriSign, Inc.*†

15,469

521,924

$ 26,750,574

IAC/InterActiveCorp*†

15,639

464,009

Check Point Software Technologies

Ltd.*†

17,569

442,387

McAfee, Inc.*

12,070

420,881

BEA Systems, Inc.*

30,187

418,694

CheckFree Corp.*†

8,321

387,259

Priceline.com, Inc.*†

4,177

370,709

Red Hat, Inc.*†

16,900

335,803

Monster Worldwide, Inc.*†

9,812

334,197

Ciena Corp.*

8,545

325,394

E*Trade Financial Corp.*†

24,517

320,192

Akamai Technologies, Inc.*†

10,456

300,401

F5 Networks, Inc.*

8,006

297,743

Foundry Networks, Inc.*†

16,528

293,703

HLTH Corp.*†

19,715

279,362

Digital River, Inc.*

5,324

238,249

Palm, Inc.*†

14,284

232,401

ValueClick, Inc.*†

10,246

230,125

j2 Global Communications, Inc.*†

6,684

218,767

Netflix, Inc.*†

10,491

217,373

TIBCO Software, Inc.*†

27,226

201,200

CNET Networks, Inc.*

24,205

180,327

EarthLink, Inc.*

22,729

180,014

United Online, Inc.†

11,232

168,592

RealNetworks, Inc.*

24,651

167,134

Websense, Inc.*

8,193

161,648

S1 Corp.*

15,630

141,451

Total Common Stocks

(Cost $21,590,532)

26,620,316

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

30

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

LEISURE FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

Applebee’s International, Inc.†

2,856

$

71,057

WMS Industries, Inc.*

2,145

71,000

Las Vegas Sands Corp.*†

3,497

$

466,570

Jack in the Box, Inc.*

1,086

70,416

McDonald’s Corp.

7,951

433,091

Marvel Entertainment, Inc.*

2,942

68,960

Walt Disney Co.†

12,457

428,396

Sonic Corp.*

2,861

66,947

Time Warner, Inc.

21,972

403,406

Cheesecake Factory, Inc.*†

2,773

65,082

News Corp. — Class A

16,459

361,933

Pinnacle Entertainment, Inc.*

2,324

63,283

Carnival Corp.†

5,936

287,481

Brunswick Corp.†

2,742

62,682

Wynn Resorts Ltd.

1,729

272,421

THQ, Inc.*†

2,416

60,352

MGM Mirage, Inc.*

2,967

265,369

Live Nation, Inc.*

2,801

59,521

Viacom, Inc. — Class B*

6,347

247,343

Polaris Industries, Inc.†

1,340

58,451

Starbucks Corp.*†

8,736

228,883

International Speedway Corp. —

Electronic Arts, Inc.*

4,078

228,327

Class A

1,261

57,829

Hilton Hotels Corp.†

4,826

224,361

Ameristar Casinos, Inc.†

2,050

57,605

Yum! Brands, Inc.

6,485

219,388

Panera Bread Co. — Class A*†

1,321

53,897

Harrah’s Entertainment, Inc.

2,427

210,979

Take-Two Interactive Software,

International Game Technology,

Inc.*†

3,126

53,392

Inc.†

4,736

204,122

Callaway Golf Co.

3,258

52,161

Marriott International, Inc. —

Pool Corp.†

1,947

48,636

Class A

4,694

204,048

Bob Evans Farms, Inc.

1,584

47,805

Starwood Hotels & Resorts

CKE Restaurants, Inc.

2,920

47,333

Worldwide, Inc.

2,797

169,918

Ruby Tuesday, Inc.

2,346

43,026

Mattel, Inc.†

6,441

151,106

CEC Entertainment, Inc.*

1,559

41,890

Royal Caribbean Cruises Ltd.

3,678

143,552

Total Common Stocks

Tim Hortons, Inc.†

4,053

141,247

Eastman Kodak Co.†

5,275

141,159

(Cost $5,616,493)

8,558,681

Activision, Inc.*

6,401

138,198

FACE

Darden Restaurants, Inc.

2,932

122,734

AMOUNT

Wyndham Worldwide Corp.

3,577

117,183

Station Casinos, Inc.

1,332

116,523

REPURCHASE AGREEMENT 0.9%

Repurchase Agreement (Note 5)

Penn National Gaming, Inc.*

1,957

115,502

Lehman Brothers Holdings, Inc.

Hasbro, Inc.†

3,664

102,152

Scientific Games Corp. — Class A*

2,674

issued 09/28/07 at 3.90%

100,542

DreamWorks Animation SKG,

due 10/01/07

$

78,986

78,986

Total Repurchase Agreement

Inc. — Class A*

2,904

97,052

Burger King Holdings, Inc.

3,707

94,491

(Cost $78,986)

78,986

Boyd Gaming Corp.

2,144

91,870

SECURITIES LENDING COLLATERAL 16.5%

Brinker International, Inc.

3,215

88,220

Regal Entertainment Group —

Investment in Securities Lending Short Term

Class A†

4,006

87,932

Investment Portfolio Held by

U.S. Bank (Note 8)

Wendy’s International, Inc.

2,491

86,961

1,413,947

1,413,947

Total Securities Lending Collateral

Life Time Fitness, Inc.*†

1,342

82,318

(Cost $1,413,947)

Bally Technologies Inc.*

2,319

82,162

1,413,947

Total Investments 117.0%

Vail Resorts, Inc.*†

1,292

80,479

Choice Hotels International, Inc.†

2,054

77,374

(Cost $7,109,426)

$ 10,051,614

Oakley, Inc.

2,574

74,723

Liabilities in Excess of

Orient-Express Hotels Ltd. —

Other Assets – (17.0)%

$  (1,460,159)

Class A

1,449

74,290

Net Assets – 100.0%

$

8,591,455

Gaylord Entertainment Co.*†

1,382

73,550

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

PRECIOUS METALS FUND

VALUE

FACE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

VALUE

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 5)

Freeport-McMoRan Copper & Gold,

Lehman Brothers Holdings, Inc.

Inc. — Class B

280,038

$

29,373,186

issued 09/28/07 at 3.90%

Newmont Mining Corp.

375,618

16,801,393

due 10/01/07

$

1,057,243

$

1,057,243

Barrick Gold Corp.

379,423

15,283,158

Total Repurchase Agreement

Goldcorp, Inc.†

459,606

14,045,559

(Cost $1,057,243)

1,057,243

Agnico-Eagle Mines Ltd.†

171,923

8,561,765

Yamana Gold, Inc.*†

702,821

8,279,231

SECURITIES LENDING COLLATERAL 23.4%

Gold Fields Ltd. — SP ADR

445,148

8,052,727

Investment in Securities Lending Short Term

Kinross Gold Corp.*†

U.S. Bank (Note 8)

496,286

7,434,364

Investment Portfolio Held by

AngloGold Ashanti Ltd. —

42,832,049

42,832,049

SP ADR†

149,783

7,023,325

Total Securities Lending Collateral

Pan American Silver Corp.*†

176,118

5,089,810

(Cost $42,832,049)

42,832,049

Meridian Gold, Inc.*

152,187

5,037,390

Total Investments 123.6%

Silver Wheaton Corp.*†

353,256

4,952,649

(Cost $115,886,436)

$

225,933,476

Coeur d’Alene Mines Corp.*†

1,256,073

4,760,517

Liabilities in Excess of

Silver Standard Resources, Inc.*†

126,074

4,701,299

Other Assets – (23.6)%

Cia de Minas Buenaventura SA —

$ (43,106,322)

SP ADR

92,202

4,405,412

Net Assets – 100.0%

$182,827,154

Royal Gold, Inc.†

124,988

4,093,357

Hecla Mining Co.*†

433,558

3,880,344

Novagold Resources, Inc.*†

223,531

3,690,497

Randgold Resources Ltd. —

SP ADR†

109,461

3,638,484

Harmony Gold Mining Co. Ltd. —

SP ADR*†

294,528

3,507,829

Golden Star Resources Ltd.*†

858,366

3,476,382

Apex Silver Mines Ltd.*†

158,170

3,076,407

Crystallex International Corp.*

913,508

2,895,820

Iamgold Corp.†

321,140

2,784,284

Stillwater Mining Co.*

267,720

2,754,839

Northgate Minerals Corp.*

803,402

2,281,662

Eldorado Gold Corp.*

357,437

2,162,494

Total Common Stocks

(Cost $71,997,144)

182,044,184

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

32

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

RETAILING FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.3%

Saks, Inc.

3,730

$

63,970

BJ’s Wholesale Club, Inc.*

1,913

63,435

Wal-Mart Stores, Inc.

13,147

$

573,867

J. Crew Group, Inc.*†

1,500

62,250

CVS Corp.

9,300

368,559

AnnTaylor Stores Corp.*

1,922

60,870

Target Corp.†

5,179

329,229

Penske Auto Group, Inc.

2,970

60,113

Home Depot, Inc.†

10,016

324,919

Longs Drug Stores Corp.

1,206

59,902

Amazon.com, Inc.*†

3,468

323,044

Guitar Center, Inc.*†

994

58,944

Walgreen Co.

6,762

319,437

RadioShack Corp.†

2,840

58,674

Lowe’s Cos., Inc.

9,940

278,519

Foot Locker, Inc.

3,770

57,794

Costco Wholesale Corp.

3,843

235,845

Tractor Supply Co.*†

1,251

57,659

Best Buy Co., Inc.†

4,473

205,848

Chico’s FAS, Inc.*

3,799

53,376

Kohl’s Corp.*

3,052

174,971

Bebe Stores, Inc.†

3,380

49,449

Sears Holdings Corp.*†

1,352

171,974

NutriSystem, Inc.*†

994

46,609

The Gap, Inc.†

9,266

170,865

Dillard’s, Inc. — Class A†

2,075

45,297

TJX Cos., Inc.†

5,734

166,687

Collective Brands, Inc.*†

2,040

45,002

Staples, Inc.

7,669

164,807

Aeropostale, Inc.*†

2,357

44,924

J.C. Penney Co., Inc.

2,504

158,679

Rent-A-Center, Inc.*†

2,304

41,772

GameStop Corp. — Class A*

2,780

156,653

Charming Shoppes, Inc.*†

4,850

40,740

Macy’s, Inc.

4,834

156,235

Tween Brands, Inc.*†

1,160

38,094

Nordstrom, Inc.†

3,202

150,142

Circuit City Stores, Inc.†

4,735

37,454

Liberty Media Corp - Interactive*

7,476

143,614

Pacific Sunwear of California, Inc.*†

2,513

37,192

Expedia, Inc.*

4,390

139,953

Coldwater Creek, Inc.*

2,842

30,864

Bed Bath & Beyond, Inc.*

3,899

133,034

Children’s Place Retail Stores, Inc.*†

1,056

25,640

Genuine Parts Co.

2,625

131,250

Total Common Stocks

Sherwin-Williams Co.†

1,995

131,091

Abercrombie & Fitch Co. — Class A

(Cost $5,872,230)

8,491,370

1,553

125,327

Limited Brands, Inc.†

5,293

121,157

FACE

Tiffany & Co.

2,244

117,473

AMOUNT

IAC/InterActiveCorp*†

3,940

116,900

REPURCHASE AGREEMENT 0.6%

AutoZone, Inc.*†

982

114,050

Repurchase Agreement (Note 5)

American Eagle Outfitters, Inc.†

4,146

109,081

Lehman Brothers Holdings, Inc.

Guess?, Inc.

1,930

94,628

Priceline.com, Inc.*†

1,050

issued 09/28/07 at 3.90%

93,188

Petsmart, Inc.†

due 10/01/07

$

48,418

48,418

2,907

92,733

Total Repurchase Agreement

Office Depot, Inc.*

4,245

87,532

(Cost $48,418)

48,418

Dollar Tree Stores, Inc.*†

2,128

86,269

Williams-Sonoma, Inc.†

2,640

86,117

SECURITIES LENDING COLLATERAL 23.3%

O’Reilly Automotive, Inc.*†

2,507

83,759

Investment in Securities Lending Short Term

Urban Outfitters, Inc.*†

3,793

82,687

CarMax, Inc.*†

4,042

82,174

Investment Portfolio Held by

Big Lots, Inc.*†

2,680

79,971

U.S. Bank (Note 8)

1,997,239

1,997,239

Dick’s Sporting Goods, Inc.*

1,188

79,774

Total Securities Lending Collateral

Family Dollar Stores, Inc.†

3,000

79,680

(Cost $1,997,239)

1,997,239

Ross Stores, Inc.

3,015

77,305

Total Investments 123.2%

(Cost $7,917,887)

AutoNation, Inc.*†

4,336

76,834

$ 10,537,027

Advance Auto Parts, Inc.

2,281

76,550

Liabilities in Excess of

Rite Aid Corp.*†

15,864

73,292

Other Assets – (23.2)%

$

(1,986,533)

Men’s Wearhouse, Inc.

1,447

73,102

Net Assets – 100.0%

$

8,550,494

OfficeMax, Inc.

1,960

67,169

Barnes & Noble, Inc.

1,854

65,372

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

33

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

TECHNOLOGY FUND

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

COMMON STOCKS 99.5%

Avaya, Inc.*

19,585

$

332,162

Fiserv, Inc.*

6,528

332,014

Microsoft Corp.

49,118

$

1,447,016

Micron Technology, Inc.*†

29,652

329,137

Cisco Systems, Inc.*

34,077

1,128,289

Microchip Technology, Inc.†

9,046

328,551

Nokia Oyj — SP ADR†

26,890

1,019,938

Iron Mountain, Inc.*†

10,663

325,008

International Business Machines

Lam Research Corp.*†

6,096

324,673

Corp.†

8,566

1,009,075

Juniper Networks, Inc.*†

8,757

320,594

Intel Corp.

35,022

905,669

Fidelity National Information

Apple, Inc.*

5,778

887,154

Services, Inc.

7,104

315,205

Hewlett-Packard Co.

17,113

852,056

CDW Corp.*

3,609

314,705

Google, Inc. — Class A*

1,400

794,178

Check Point Software Technologies

Oracle Corp.*

35,337

765,046

Ltd.*†

12,320

310,218

Dell, Inc.*

24,374

672,722

Varian Semiconductor Equipment

Taiwan Semiconductor

Associates, Inc.*

5,624

300,996

Manufacturing Co. Ltd. —

Trimble Navigation Ltd.*

7,668

300,662

SP ADR

64,357

651,293

Nortel Networks Corp.*†

17,660

299,867

SAP AG — SP ADR†

10,910

640,090

McAfee, Inc.*

8,574

298,975

Corning, Inc.

24,339

599,956

Alliance Data Systems Corp.*†

3,836

297,060

Research In Motion Ltd.*

5,960

587,358

VeriFone Holdings, Inc.*†

6,600

292,578

Qualcomm, Inc.

13,196

557,663

Nvidia Corp.*

8,016

290,500

Applied Materials, Inc.

26,186

542,050

Ceridian Corp.*

8,250

286,605

eBay, Inc.*†

13,793

538,203

CheckFree Corp.*†

6,030

280,636

Adobe Systems, Inc.*

12,206

532,914

Intersil Corp. — Class A

8,394

280,611

Infosys Technologies Ltd. —

Affiliated Computer Services, Inc. —

SP ADR

10,900

527,451

Class A*

5,355

269,035

Telefonaktiebolaget LM Ericsson

Sun Microsystems, Inc.*

47,933

268,904

— SP ADR†

12,590

501,082

Nuance Communications, Inc.*†

13,920

268,795

Automatic Data Processing, Inc.

10,881

499,764

Synopsys, Inc.*

9,921

268,661

Accenture Ltd. — Class A†

12,160

489,440

JDS Uniphase Corp.*

17,593

263,191

Texas Instruments, Inc.

12,697

464,583

Lexmark International, Inc.*

6,326

262,719

EMC Corp*

22,004

457,683

Red Hat, Inc.*†

13,205

262,383

Alcatel-Lucent†

43,998

447,900

Broadcom Corp. — Class A*†

7,129

259,781

Tyco Electronics Ltd.

12,200

432,246

Tellabs, Inc.*

27,155

258,516

Motorola, Inc.

23,131

428,617

Ciena Corp.*

6,690

254,755

Paychex, Inc.†

10,408

426,728

Novellus Systems, Inc.*†

9,338

254,554

SanDisk Corp.*†

7,592

418,319

Integrated Device Technology, Inc.*

15,948

246,875

Xerox Corp.*

23,861

413,750

Ingram Micro, Inc. — Class A*

12,435

243,850

STMicroelectronics NV — SP ADR

23,779

398,298

Electronic Arts, Inc.*

4,297

240,589

Cognizant Technology Solutions

ASML Holding NV — SP ADR

7,275

239,057

Corp. — Class A*

4,959

395,579

Akamai Technologies, Inc.*†

8,291

238,200

Analog Devices, Inc.†

10,308

372,737

F5 Networks, Inc.*

6,404

238,165

Yahoo!, Inc.*†

13,830

371,197

Diebold, Inc.†

5,161

234,413

KLA-Tencor Corp.†

6,583

367,200

Equinix, Inc.*

2,640

234,142

Satyam Computer Services Ltd. —

Symantec Corp.*†

11,870

230,041

SP ADR

13,770

356,505

CommScope, Inc.*

4,540

228,090

Computer Sciences Corp.*

6,287

351,443

Western Union Co.

10,610

222,492

Network Appliance, Inc.*

12,911

347,435

Teradyne, Inc.*†

15,929

219,820

Marvell Technology Group Ltd.*

21,180

346,717

Polycom, Inc.*†

8,131

218,399

NCR Corp.*

6,879

342,574

Convergys Corp.*

12,349

214,379

Electronic Data Systems Corp.

15,646

341,709

Seagate Technology†

8,240

210,779

Linear Technology Corp.†

9,712

339,823

Compuware Corp.*

26,255

210,565

Maxim Integrated Products, Inc.

11,505

337,672

Amkor Technology, Inc.*†

18,190

209,549

Harris Corp.

5,825

336,627

Unisys Corp.*

30,821

204,035

National Semiconductor Corp.

12,388

335,963

Agilent Technologies, Inc.*

5,145

189,748

Amdocs, Ltd.*

8,960

333,222

CA, Inc.†

7,372

189,608

34

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2007

TECHNOLOGY FUND

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

VALUE

FACE

VALUE

MEMC Electronic Materials, Inc.*

3,114

$

183,290

REPURCHASE AGREEMENT 0.9%

NAVTEQ Corp.*

2,313

180,345

Repurchase Agreement (Note 5)

Infineon Technologies AG —

Lehman Brothers Holdings, Inc.

SP ADR*

10,489

180,201

issued 09/28/07 at 3.90%

Autodesk, Inc.*

3,527

176,244

due 10/01/07

$

365,474

$

365,474

AU Optronics Corp. — SP ADR†

10,211

172,770

Total Repurchase Agreement

Solectron Corp.*

39,587

154,389

Baidu.com — SP ADR*†

(Cost $365,474)

365,474

520

150,618

Intuit, Inc.*

4,943

149,773

SECURITIES LENDING COLLATERAL 14.4%

MasterCard, Inc.†

989

146,342

Investment in Securities Lending Short Term

Altera Corp.†

5,641

135,835

Investment Portfolio Held by

VeriSign, Inc.*

3,794

128,010

U.S. Bank (Note 8)

6,184,996

6,184,996

Citrix Systems, Inc.*†

3,135

126,403

Total Securities Lending Collateral

Atmel Corp.*

23,535

121,441

(Cost $6,184,996)

6,184,996

Amphenol Corp. — Class A

2,925

116,298

Flextronics International Ltd.*†

10,170

Total Investments 114.8%

113,701

(Cost $42,594,859)

$ 49,421,180

Xilinx, Inc.

4,339

113,421

Advanced Micro Devices, Inc.*

8,006

105,679

Liabilities in Excess of

Other Assets – (14.8)%

$  (6,355,672)

Activision, Inc.*

4,775

103,092

BMC Software, Inc.*

3,231

100,904

Net Assets – 100.0%

$ 43,065,508

Western Digital Corp.*

3,953

100,090

Cadence Design Systems, Inc.*†

4,251

94,330

Salesforce.com, Inc.*

1,833

94,070

Avnet, Inc.*

2,280

90,881

BEA Systems, Inc.*

5,883

81,597

Arrow Electronics, Inc.*

1,912

81,298

Jabil Circuit, Inc.

3,475

79,369

LSI Logic Corp.*

10,672

79,186

DST Systems, Inc.*†

916

78,602

Cypress Semiconductor Corp.*†

2,599

75,917

Business Objects SA — SP ADR*

1,470

65,959

ON Semiconductor Corp.*†

4,320

54,259

Hewitt Associates, Inc. — Class A*

1,540

53,977

Flir Systems, Inc.*†

970

53,728

Cognos Inc*

1,270

52,743

Mettler Toledo International, Inc.*

500

51,000

Global Payments, Inc.

1,049

46,387

Brocade Communications Systems,

Inc.*

4,720

40,403

Factset Research Systems, Inc.†

478

32,767

Anixter International, Inc.*

390

32,156

Riverbed Technology, Inc.*

660

26,657

Molex, Inc.†

698

18,797

Total Common Stocks

(Cost $36,044,389)

42,870,710

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

TELECOMMUNICATIONS FUND

VALUE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

F5 Networks, Inc.*

9,024

$

335,603

CommScope, Inc.*†

6,500

326,560

AT&T, Inc.

77,360

$

3,273,102

Riverbed Technology, Inc.*

7,860

317,465

Cisco Systems, Inc.*

92,240

3,054,066

Polycom, Inc.*†

10,465

281,090

Vodafone Group PLC — SP ADR†

79,982

2,903,347

Total Common Stocks

Nokia Oyj — SP ADR

73,811

2,799,651

(Cost $29,719,854)

Verizon Communications, Inc.

52,433

2,321,733

41,258,488

Research In Motion Ltd.*

17,550

1,729,552

FACE

America Movil SAB de CV —

AMOUNT

SP ADR†

26,340

1,685,760

Qualcomm, Inc.

39,015

1,648,774

REPURCHASE AGREEMENT 0.5%

Repurchase Agreement (Note 5)

Telefonaktiebolaget LM Ericsson

Lehman Brothers Holdings, Inc.

— SP ADR†

37,680

1,499,664

Sprint Nextel Corp.†

71,849

1,365,131

issued 09/28/07 at 3.90%

due 10/01/07

$

211,930

211,930

Motorola, Inc.

71,898

1,332,270

Total Repurchase Agreement

Corning, Inc.

49,341

1,216,256

BCE, Inc.

28,510

1,141,825

(Cost $211,930)

211,930

Juniper Networks, Inc.*†

28,894

1,057,809

SECURITIES LENDING COLLATERAL 18.0%

Alltel Corp.

14,176

987,784

American Tower Corp. — Class A*

Investment in Securities Lending Short Term

19,714

858,348

Investment Portfolio Held by

Alcatel-Lucent†

79,827

812,639

Qwest Communications

U.S. Bank (Note 8)

7,480,463

7,480,463

International, Inc.*†

Total Securities Lending Collateral

86,521

792,532

(Cost $7,480,463)

7,480,463

NII Holdings, Inc. — Class B*†

8,847

726,781

Crown Castle International Corp.*†

17,514

Total Investments 118.1%

711,594

Harris Corp.

9,901

572,179

(Cost $37,412,247)

$ 48,950,881

Avaya, Inc.*

32,557

552,167

Liabilities in Excess of

MetroPCS Communications, Inc.*†

20,080

547,782

Other Assets – (18.1)%

$  (7,508,449)

Embarq Corp.

9,785

544,046

Net Assets – 100.0%

$ 41,442,432

Windstream Corp.†

35,784

505,270

Tele Norte Leste Participacoes

SA — ADR

22,320

501,307

Level 3 Communications, Inc.*†

100,260

466,209

Nortel Networks Corp.*†

27,170

461,347

Leap Wireless International, Inc.

— Class B*

5,545

451,197

CenturyTel, Inc.

9,496

438,905

Citizens Communications Co.†

29,722

425,619

Brasil Telecom Participacoes SA

— SP ADR

5,220

389,516

SBA Communications Corp.*†

10,915

385,081

Telephone & Data Systems, Inc.

5,685

379,474

Tellabs, Inc.*

39,418

375,259

JDS Uniphase Corp.*

24,686

369,303

Ciena Corp.*

9,630

366,710

Clearwire Corp.*†

14,230

347,781

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

ADR—American Depository Receipt.

36

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

TRANSPORTATION FUND

VALUE

FACE

VALUE

MARKET

MARKET

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 100.6%

REPURCHASE AGREEMENT 0.5%

Repurchase Agreement (Note 5)

United Parcel Service, Inc. —

Lehman Brothers Holdings, Inc.

Class B†

13,019

$

977,727

issued 09/28/07 at 3.90%

Canadian National Railway Co.†

13,360

761,520

due 10/01/07

$

59,183

$

59,183

FedEx Corp.

7,170

751,058

Total Repurchase Agreement

Union Pacific Corp.

6,546

740,091

Burlington Northern Santa Fe

(Cost $59,183)

59,183

Corp.†

8,727

708,371

SECURITIES LENDING COLLATERAL 32.6%

Norfolk Southern Corp.†

11,642

604,336

Investment in Securities Lending Short Term

CSX Corp.†

13,228

565,232

Investment Portfolio Held by

Expeditors International Washington,

U.S. Bank (Note 8)

3,791,347

3,791,347

Inc.†

9,719

459,709

Total Securities Lending Collateral

Southwest Airlines Co.†

30,597

452,836

(Cost $3,791,347)

3,791,347

CH Robinson Worldwide, Inc.†

7,748

420,639

Total Investments 133.7%

Hertz Global Holdings, Inc.*

14,920

338,982

UAL Corp.*†

6,950

323,384

(Cost $11,816,044)

$ 15,532,928

AMR Corp.*†

Liabilities in Excess of

12,491

278,424

Other Assets – (33.7)%

$  (3,912,753)

Delta Air Lines, Inc.*†

14,687

263,632

Northwest Airlines Corp.*†

14,399

256,302

Net Assets – 100.0%

$ 11,620,175

J.B. Hunt Transport Services, Inc.

9,241

243,038

Laidlaw International, Inc.

6,519

229,599

Continental Airlines, Inc. —

Class B*†

6,932

228,964

Ryder System, Inc.

4,554

223,146

Kansas City Southern*†

6,035

194,146

Landstar System, Inc.

4,568

191,719

Alexander & Baldwin, Inc.†

3,818

191,396

UTI Worldwide, Inc.†

8,220

188,896

Con-way, Inc.

4,061

186,806

US Airways Group, Inc.*

7,057

185,246

Avis Budget Group, Inc.*

7,970

182,433

SkyWest, Inc.

6,988

175,888

American Commercial Lines, Inc.*†

6,580

156,143

Knight Transportation, Inc.†

8,984

154,615

JetBlue Airways Corp.*†

16,619

153,227

YRC Worldwide, Inc.*†

5,357

146,353

Werner Enterprises, Inc.†

8,124

139,327

Atlas Air Worldwide Holdings Co.,

Inc.*

2,556

131,966

HUB Group, Inc. — Class A*†

4,390

131,832

Alaska Air Group, Inc.*

5,255

121,338

Old Dominion Freight Line, Inc.*†

4,720

113,138

Copa Holdings SA

2,770

110,939

Total Common Stocks

(Cost $7,965,514)

11,682,398

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

UTILITIES FUND

MARKET

MARKET

SHARES

(NOTE 1)

SHARES

(NOTE 1)

VALUE

VALUE

COMMON STOCKS 100.0%

Sierra Pacific Resources

21,833

$

343,433

Aqua America, Inc.†

15,022

340,699

Exelon Corp.

18,288

$

1,378,184

AGL Resources, Inc.

8,518

337,483

TXU Corp.

16,087

1,101,477

Puget Energy, Inc.

13,573

332,131

Southern Co.†

28,847

1,046,569

OGE Energy Corp.†

9,791

324,082

Dominion Resources, Inc.

12,412

1,046,332

DPL, Inc.†

12,267

322,131

FPL Group, Inc.

16,504

1,004,764

UGI Corp.

12,147

315,579

Duke Energy Corp.†

51,024

953,639

Great Plains Energy, Inc.†

10,527

303,283

Public Service Enterprise Group,

Atmos Energy Corp.

10,552

298,833

Inc.

10,332

909,113

Westar Energy, Inc.†

11,718

287,794

Entergy Corp.

8,315

900,431

Nicor, Inc.†

6,327

271,428

FirstEnergy Corp.

13,275

840,838

Portland General Electric Co.

9,240

256,872

American Electric Power Co., Inc.

18,219

839,532

PNM Resources, Inc.†

10,191

237,246

PG&E Corp.

17,204

822,351

Edison International

14,807

Total Common Stocks

821,048

PPL Corp.

17,463

808,537

(Cost $23,901,875)

32,546,872

AMOUNT

Sempra Energy

12,984

754,630

FACE

Constellation Energy Group, Inc.

8,789

754,008

Consolidated Edison, Inc.

15,023

695,565

REPURCHASE AGREEMENT 0.7%

Progress Energy, Inc.†

14,585

683,307

Repurchase Agreement (Note 5)

AES Corp.*

33,791

677,172

Ameren Corp.

12,573

660,083

Lehman Brothers Holdings, Inc.

NRG Energy, Inc.*

issued 09/28/07 at 3.90%

14,656

619,802

due 10/01/07

$

244,771

244,771

Mirant Corp.*

15,000

610,200

Xcel Energy, Inc.

27,557

593,578

Total Repurchase Agreement

(Cost $244,771)

244,771

Questar Corp.

11,098

582,978

Allegheny Energy, Inc.*

10,918

570,575

SECURITIES LENDING COLLATERAL 12.3%

DTE Energy Co.†

11,699

566,700

Reliant Energy, Inc.*

21,613

553,293

Investment in Securities Lending Short Term

Investment Portfolio Held by

Equitable Resources, Inc.

9,514

493,491

U.S. Bank (Note 8)

4,002,359

4,002,359

Wisconsin Energy Corp.

10,040

452,101

Total Securities Lending Collateral

Pepco Holdings, Inc.

16,023

433,903

(Cost $4,002,359)

4,002,359

MDU Resources Group, Inc.

15,480

430,963

NiSource, Inc.

22,388

428,506

Total Investments 113.0%

(Cost $28,149,005)

$ 36,794,002

Oneok, Inc.

8,980

425,652

CenterPoint Energy, Inc.†

26,302

421,621

Liabilities in Excess of

SCANA Corp.†

10,655

412,775

Other Assets – (13.0)%

$  (4,231,426)

Dynegy Inc.*

44,389

410,154

Net Assets – 100.0%

$ 32,562,576

Energy East Corp.

15,155

409,943

Northeast Utilities

14,335

409,551

Alliant Energy Corp.†

10,533

403,625

National Fuel Gas Co.†

8,540

399,757

Energen Corp.

6,888

393,443

Integrys Energy Group, Inc.

7,528

385,659

Pinnacle West Capital Corp.

9,723

384,156

CMS Energy Corp.

22,054

370,948

Southern Union Co.

11,695

363,831

TECO Energy, Inc.†

21,369

351,093

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2007—See Note 8.

38

| THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

This page intentionally left blank.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

39

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Banking

Basic

Bio-

Consumer

Materials

technology

Products

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$ 19,124,911

$162,020,573

$ 131,039,232

$ 27,229,367

Repurchase Agreements* (Note 5)

7,651

179,656

—

27,436

Cash

—

968

—

—

Receivable for Securities Sold (Note 1)

48,743

—

965,913

—

Receivable for Fund Shares Sold

911,339

2,844,164

1,352,648

60,809

Investment Income Receivable (Note 1)

32,162

105,130

—

71,744

Total Assets

20,124,806

165,150,491

133,357,793

27,389,356

LIABILITIES

Payable upon Return of Securities Loaned (Note 8)

3,117,036

29,291,969

28,301,133

1,581,837

Payable for Securities Purchased (Note 1)

865,603

1,806,252

561,953

—

Payable for Fund Shares Redeemed

185,459

370,556

740,484

42,174

Investment Advisory Fees Payable (Note 3)

7,802

74,914

61,435

15,087

Transfer Agent and Administrative Fees Payable (Note 3)

2,295

22,034

18,069

4,437

Distribution and Service Fees Payable (Note 3)

616

6,260

1,989

2,407

Portfolio Accounting Fees Payable (Note 3)

918

8,813

7,228

1,775

Custody Fees Payable

297

2,644

3,664

542

Cash Due to Custodian Bank

—

—

351,963

—

Other Liabilities

5,070

62,358

38,494

18,795

Total Liabilities

4,185,096

31,645,800

30,086,412

1,667,054

NET ASSETS

$ 15,939,710

$133,504,691

$ 103,271,381

$ 25,722,302

NET ASSETS CONSIST OF

Paid-In Capital

$ 60,199,983

$123,279,772

$ 243,388,395

$ 33,428,643

Undistributed Net Investment Income (Loss)

251,551

219,684

(322,388)

731,560

Accumulated Net Realized Loss on Investments

(45,820,493)

(21,937,953)

(176,507,496)

(14,516,493)

Net Unrealized Appreciation on Investments

1,308,669

31,943,188

36,712,870

6,078,592

NET ASSETS

$ 15,939,710

$133,504,691

$ 103,271,381

$ 25,722,302

Investor Class

$ 12,856,534

$

99,597,429

$

90,903,988

$ 12,114,955

Advisor Class

585,053

13,708,940

6,397,015

7,801,031

A-Class

880,954

7,024,251

1,950,237

2,196,593

C-Class

1,617,169

13,174,071

4,020,141

3,609,723

SHARES OUTSTANDING

Investor Class

1,261,862

1,990,731

3,798,206

318,826

Advisor Class

61,089

285,838

281,297

214,309

A-Class

91,123

145,153

85,245

59,896

C-Class

171,188

281,254

179,542

101,295

NET ASSET VALUES

Investor Class

$10.19

$50.03

$23.93

$38.00

Advisor Class

9.58

47.96

22.74

36.40

A-Class

9.67

48.39

22.88

36.67

A-Class Maximum Offering Price**

10.15

50.80

24.02

38.50

C-Class

9.45

46.84

22.39

35.64

$44,707,067, $27,415,665, $7,109,426 and, $115,886,436, respectively.

* The cost of investments is $17,823,893, $130,257,041, $94,326,362, $21,178,211, $38,132,324, $82,461,622, $202,682,689, $26,284,948,

**

Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

40

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2007

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Energy

Financial

Health

Precious

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

47,006,609

$136,028,303

$298,191,560

$ 28,429,194

$ 56,192,574

$ 32,257,305

$

9,972,628

$224,876,233

211,766

820,548

2,372,942

12,688

225,695

188,144

78,986

1,057,243

—

—

—

1,081

—

—

—

—

—

1,663,534

—

—

—

1,406,697

163,443

5,647,339

6,299,151

911,296

1,639,493

380,087

1,402,268

422,217

5,330

897,881

840

40,023

58,134

32,936

35,183

61

1,925

12,606

53,518,366

139,463,704

302,262,129

28,855,986

57,855,720

34,274,424

10,222,312

232,491,302

5,200,500

18,206,065

64,265,799

3,517,538

5,229,658

5,636,989

1,413,947

42,832,049

6,193,756

—

1,291,733

219,625

1,178,191

—

—

—

74,292

2,758,412

2,336,633

38,040

225,654

1,860,712

201,097

6,582,237

17,796

72,083

138,209

12,716

32,394

12,334

5,311

101,205

5,234

21,201

40,650

3,740

9,528

3,628

1,562

33,735

1,208

11,876

16,135

1,336

3,682

1,120

980

9,178

2,094

8,480

16,260

1,496

3,811

1,451

625

13,494

628

2,544

4,878

581

1,203

528

275

4,048

—

—

—

—

—

—

—

—

12,149

56,690

96,578

14,482

28,180

7,088

7,060

88,202

11,507,657

21,137,351

68,206,875

3,809,554

6,712,301

7,523,850

1,630,857

49,664,148

$

42,010,709

$118,326,353

$234,055,254

$ 25,046,432

$ 51,143,419

$ 26,750,574

$

8,591,455

$182,827,154

$ 195,415,791

$

67,632,741

$204,528,543

$ 63,219,104

$ 66,162,661

$ 57,386,030

$ 20,985,476

$125,453,514

(58,272)

(273,319)

(1,070,794)

417,840

(152,919)

(78,502)

(14,819)

(649,730)

(162,432,861)

(3,420,298)

(67,284,308)

(40,747,446)

(26,577,525)

(35,586,738)

(15,321,390)

(52,023,670)

9,086,051

54,387,229

97,881,813

2,156,934

11,711,202

5,029,784

2,942,188

110,047,040

$

42,010,709

$118,326,353

$234,055,254

$ 25,046,432

$ 51,143,419

$ 26,750,574

$

8,591,455

$182,827,154

$

35,815,005

$

63,607,057

$156,012,139

$ 18,548,917

$ 30,577,495

$ 21,800,632
$

4,029,799

$144,105,453

1,142,658

19,816,940

27,388,577

3,025,369

13,122,322

3,189,386

2,431,195

7,224,383

199,785

6,747,845

14,736,529

625,413

919,138

180,326

205,779

6,006,116

4,853,261

28,154,511

35,918,009

2,846,733

6,524,464

1,580,230

1,924,682

25,491,202

2,610,985

2,283,710

2,581,229

1,377,576

1,889,269

452,626

106,380

2,188,352

87,546

742,084

473,024

233,344

851,628

68,905

67,574

111,904

15,161

250,767

252,419

47,927

59,248

3,866

5,682

92,331

377,311

1,080,070

632,919

224,926

431,446

34,946

54,082

411,757

$13.72

$27.85

$60.44

$13.46

$16.18

$48.16

$37.88

$65.85

13.05

26.70

57.90

12.97

15.41

46.29

35.98

64.56

13.18

26.91

58.38

13.05

15.51

46.65

36.22

65.05

13.84

28.25

61.29

13.70

16.28

48.98

38.03

68.29

12.86

26.07

56.75

12.66

15.12

45.22

35.59

61.91

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

41

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)

Telecom-

Retailing

Technology

munications

Transportation

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$ 10,488,609

$

49,055,706

$ 48,738,951

$ 15,473,745

Repurchase Agreements* (Note 5)

48,418

365,474

211,930

59,183

Receivable for Securities Sold (Note 1)

—

—

352,066

—

Receivable for Fund Shares Sold

27,995

1,962,553

27,739

1,394,808

Investment Income Receivable (Note 1)

4,358

8,943

31,048

11,729

Total Assets

10,569,380

51,392,676

49,361,734

16,939,465

LIABILITIES

Payable upon Return of Securities Loaned (Note 8)

1,997,239

6,184,996

7,480,463

3,791,347

Payable for Securities Purchased (Note 1)

—

1,744,138

—

1,236,448

Payable for Fund Shares Redeemed

7,766

340,125

379,513

268,186

Investment Advisory Fees Payable (Note 3)

5,514

25,209

24,101

8,978

Transfer Agent and Administrative Fees Payable (Note 3)

1,622

7,415

7,089

2,641

Distribution and Service Fees Payable (Note 3)

960

2,568

3,235

1,737

Portfolio Accounting Fees Payable (Note 3)

649

2,966

2,835

1,056

Custody Fees Payable

248

890

851

350

Other Liabilities

4,888

18,861

21,215

8,547

Total Liabilities

2,018,886

8,327,168

7,919,302

5,319,290

NET ASSETS

$

8,550,494

$

43,065,508

$ 41,442,432

$ 11,620,175

NET ASSETS CONSIST OF

Paid-In Capital

$ 40,217,471

$110,849,832

$ 71,600,943

$ 26,184,032

Undistributed Net Investment Income (Loss)

(36,036)

(155,822)

68,369

8,627

Accumulated Net Realized Loss on Investments

(34,250,081)

(74,454,823)

(41,765,514)

(18,289,368)

Net Unrealized Appreciation on Investments

2,619,140

6,826,321

11,538,634

3,716,884

NET ASSETS

$

8,550,494

$

43,065,508

$ 41,442,432

$ 11,620,175

Investor Class

$

4,783,189

$

30,557,508

$ 27,533,893

$

4,857,050

Advisor Class

1,263,945

6,049,123

3,930,482

3,464,808

A-Class

116,309

1,025,951

2,515,879

308,418

C-Class

2,387,051

5,432,926

7,462,178

2,989,899

SHARES OUTSTANDING

Investor Class

354,468

2,123,131

1,236,491

170,984

Advisor Class

97,192

437,877

184,537

130,030

A-Class

8,888

73,972

117,686

11,484

C-Class

188,862

400,566

357,160

111,409

NET ASSET VALUES

Investor Class

$13.49

$14.39

$22.27

$28.41

Advisor Class

13.00

13.81

21.30

26.65

A-Class

13.09

13.87

21.38

26.86

A-Class Maximum Offering Price**

13.74

14.56

22.45

28.20

C-Class

12.64

13.56

20.89

26.84

**

Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

*

The cost of investments is $7,917,887, $42,594,859, $37,412,247, $11,816,044 and, $28,149,005, respectively.

42

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2007

Fund

Utilities

$36,549,231

244,771

904,072

2,760,865

64,146

40,523,085

4,002,359

—

3,902,056

20,080

5,906

2,094

2,362

850

24,802

7,960,509

$32,562,576

$24,947,486

797,055

(1,826,962)

8,644,997

$32,562,576

$21,461,350

2,967,611

2,938,400

5,195,215

675,874

97,432

95,702

176,760

$31.75

30.46

30.70

32.23

29.39

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

43

STATEMENTS OF OPERATIONS (Unaudited)

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

1,581

$

19,652

$

6,057

$

4,870

Income from Securities Lending, net (Note 8)

2,362

38,159

71,484

3,095

Dividends, Net of Foreign Tax Withheld* (Note 1)

210,343

1,074,537

167,750

597,779

Total Income

214,286

1,132,348

245,291

605,744

EXPENSES

Investment Advisory Fees (Note 3)

50,710

635,551

323,577

177,075

Transfer Agent and Administrative Fees (Note 3)

14,915

186,927

95,170

52,081

Distribution & Service Fees (Note 3):

Advisor Class

2,392

40,807

13,714

51,300

A-Class

372

8,950

1,262

2,806

C-Class

11,673

56,213

13,985

19,026

Portfolio Accounting Fees (Note 3)

5,966

74,771

38,068

20,832

Registration Fees

1,498

13,941

15,664

8,603

Trustees’ Fees**

412

5,185

3,538

2,158

Custody Fees

2,190

22,007

26,706

5,709

Miscellaneous

6,743

89,295

35,995

19,447

Total Expenses

96,871

1,133,647

567,679

359,037

Net Investment Income (Loss)

117,415

(1,299)

(322,388)

246,707

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

(601,407)

1,302,901

5,976,395

1,464,951

Total Net Realized Gain (Loss)

(601,407)

1,302,901

5,976,395

1,464,951

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(362,133)

16,561,280

4,003,767

(1,209,568)

Net Change in Unrealized Appreciation (Depreciation)

(362,133)

16,561,280

4,003,767

(1,209,568)

Net Gain (Loss) on Investments

(963,540)

17,864,181

9,980,162

255,383

Net Increase (Decrease) in Net Assets from Operations

$(846,125)

$17,862,882

$9,657,774

$

502,090

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

*   Foreign tax withheld of $8,062, $15,784, $0, $0, $10,608, $9,160, $0, $11,548, $20,402, $0, $0, and $18,543, respectively.

44

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2007

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

3,348

$

14,450

$

33,782

$

5,710

$

6,463

$

2,098

$

1,770

$

23,019

4,789

19,595

46,249

5,955

3,537

1,764

3,349

63,308

119,602

703,817

493,273

467,337

338,962

9,765

72,111

537,587

127,739

737,862

573,304

479,002

348,962

13,627

77,230

623,914

102,073

519,831

867,985

151,844

261,908

49,476

44,086

669,119

30,021

152,891

255,290

44,660

77,032

14,552

12,966

223,039

4,492

47,824

61,556

23,833

40,800

4,987

7,740

17,931

225

7,496

14,939

848

1,147

142

439

6,399

16,223

116,308

162,197

20,351

36,050

6,322

11,496

111,466

12,009

61,157

101,886

17,864

30,813

5,821

5,187

89,216

4,633

21,959

30,586

8,118

12,109

3,357

5,892

38,350

1,051

5,491

8,486

1,828

2,905

682

1,051

9,034

3,556

16,997

32,178

6,453

9,452

2,390

2,614

27,111

11,728

61,227

108,995

15,956

29,665

4,400

578

81,979

186,011

1,011,181

1,644,098

291,755

501,881

92,129

92,049

1,273,644

(58,272)

(273,319)

(1,070,794)

187,247

(152,919)

(78,502)

(14,819)

(649,730)

1,481,195

10,250,297

5,087,452

(108,279)

3,012,858

135,831

2,247,533

15,950,698

1,481,195

10,250,297

5,087,452

(108,279)

3,012,858

135,831

2,247,533

15,950,698

392,193

11,965,744

38,604,900

(1,605,186)

387,353

1,929,097

(1,666,996)

12,366,420

392,193

11,965,744

38,604,900

(1,605,186)

387,353

1,929,097

(1,666,996)

12,366,420

1,873,388

22,216,041

43,692,352

(1,713,465)

3,400,211

2,064,928

580,537

28,317,118

$1,815,116

$21,942,722

$42,621,558

$(1,526,218)

$3,247,292

$1,986,426

$

565,718

$27,667,388

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

45

STATEMENTS OF OPERATIONS (Unaudited) (concluded)

Telecom-

Retailing

Technology

munications

Transportation

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

1,617

$

6,237

$

5,535

$

2,261

Income from Securities Lending, net (Note 8)

1,899

2,834

4,820

2,812

Dividends, Net of Foreign Tax Withheld* (Note 1)

42,291

95,037

390,264

140,456

Total Income

45,807

104,108

400,619

145,529

EXPENSES

Investment Advisory Fees (Note 3)

40,968

143,406

189,881

69,177

Transfer Agent and Administrative Fees (Note 3)

12,050

42,178

55,847

20,346

Distribution & Service Fees (Note 3):

Advisor Class

4,714

12,586

22,484

10,607

A-Class

350

697

1,799

509

C-Class

10,276

14,882

31,154

13,730

Portfolio Accounting Fees (Note 3)

4,820

16,871

22,339

8,138

Trustees’ Fees**

552

1,577

1,765

1,030

Custody Fees

1,678

4,846

6,884

2,594

Miscellaneous

6,435

22,887

30,626

10,771

Total Expenses

81,843

259,930

362,779

136,902

Net Investment Income (Loss)

(36,036)

(155,822)

37,840

8,627

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

750,205

1,077,755

(156,087)

727,171

Total Net Realized Gain (Loss)

750,205

1,077,755

(156,087)

727,171

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(1,175,325)

2,627,919

4,399,919

(1,212,482)

Net Change in Unrealized Appreciation (Depreciation)

(1,175,325)

2,627,919

4,399,919

(1,212,482)

Net Gain (Loss) on Investments

(425,120)

3,705,674

4,243,832

(485,311)

Net Increase (Decrease) in Net Assets from Operations

$(461,156)

$3,549,852

$ 4,281,672

$

(476,684)

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

*

Foreign tax withheld of $0, $7,374, $15,192, $1,011, and $0, respectively.

46

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2007

Utilities

Fund

$

6,338

10,266

964,650

981,254

286,426

84,243

15,232

4,746

46,491

33,697

3,290

12,143

45,569

531,837

449,417

5,899,513

5,899,513

(6,245,965)

(6,245,965)

(346,452)

$

102,965

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

47

STATEMENTS OF CHANGES IN NET ASSETS

Basic

Banking Fund

Materials Fund

Ended

Ended

Ended

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

Ended

2007†

2007

2007†

2007

FROM OPERATIONS

Net Realized Gain (Loss) on Investments

(601,407)

(679,489)

1,302,901

64,815

Net Investment Income (Loss)

$

117,415

$

203,830

$

(1,299)

$

358,734

Net Change in Unrealized Appreciation (Depreciation) on Investments

(362,133)

449,337

16,561,280

6,612,993

Net Increase (Decrease) in Net Assets from Operations

(846,125)

(26,322)

17,862,882

7,036,542

Net Investment Income

Distributions to Shareholders from: (Note 1)

Investor Class

—

Advisor Class

—

(23,086)

—

(65,219)

(39,491)

—

(188,667)

A-Class

—

C-Class

—

(23,427)

—

(50,760)

(13,997)

—

(20,340)

Investor Class

—

—

—

—

Realized Gain on Investments

A-Class

—

—

—

—

Advisor Class

—

—

—

—

C-Class

—

—

—

—

Total Distributions to Shareholders

—

(100,001)

—

(324,986)

SHARE TRANSACTIONS

Investor Class

Proceeds from Shares Purchased

Advisor Class

11,194,620

77,862,326

145,431,775

219,631,355

290,432,023

A-Class

938,349

2,578,978

9,877,433

8,294,864

45,331,752

36,322,317

85,532,132

Value of Shares Purchased through Dividend Reinvestment

C-Class

10,599,362

12,891,046

21,862,710

17,284,854

Investor Class

—

38,043

—

175,738

A-Class

—

13,241

—

16,696

Advisor Class

—

22,967

—

58,183

Cost of Shares Redeemed

C-Class

—

23,169

—

44,842

Advisor Class

(12,418,891)

(44,875,679)

(40,466,162)

(78,080,719)

Investor Class

(73,497,215)

(145,053,915)

(202,444,641)

(250,095,588)

C-Class

(12,091,712)

(10,310,915)

(17,099,489)

(17,154,820)

A-Class

(233,937)

(2,550,667)

(5,971,079)

(7,240,169)

Net Increase (Decrease) in Net Assets From Share Transactions

2,352,902

3,539,795

21,712,444

49,268,036

NET ASSETS—BEGINNING OF PERIOD

14,432,933

11,019,461

93,929,365

37,949,773

Net Increase (Decrease) in Net Assets

1,506,777

3,413,472

39,575,326

55,979,592

NET ASSETS—END OF PERIOD

$ 15,939,710

$

14,432,933

$ 133,504,691

$

93,929,365

Undistributed Net Investment Income (Loss)—End of Period

$

251,551

$

134,136

$

219,684

$

220,983

†

Unaudited

48

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Biotechnology

Consumer

Electronics

Energy

Fund

Products Fund

Fund

Fund

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Period

Year

Period

Year

Period

Year

Period

Year

2007†

2007

2007†

2007

2007†

2007

2007†

2007

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

$

(322,388)

$

(1,325,001)

5,976,395

16,881,009

1,464,951

1,077,278

1,481,195

4,312,958

10,250,297

5,520,998

$

246,707

$

484,854

$

(58,272)

$

(309,108)

$

(273,319)

$

(317,765)

4,003,767

(27,145,068)

(1,209,568)

4,499,677

392,193

(9,019,658)

11,965,744

(3,139,628)

9,657,774

(11,589,060)

502,090

6,061,809

1,815,116

(5,015,808)

21,942,722

2,063,605

—

—

—

—

—

(36,775)

—

—

—

—

—

—

—

(8,034)

—

—

—

—

—

(10,629)

—

—

—

—

—

—

—

(14,354)

—

—

—

—

—

—

—

—

—

—

—

(1,775,102)

—

—

—

—

—

—

—

(64,865)

—

—

—

—

—

—

—

(273,731)

—

—

—

—

—

—

—

(392,557)

—

—

—

(69,792)

—

—

—

(2,506,255)

110,480,668

298,633,834

49,279,313

225,021,238

121,448,164

340,438,601

129,599,498

566,388,389

1,405,886

1,349,940

529,950

11,103,379

108,174

2,818,151

4,205,189

6,422,928

18,975,822

57,799,702

42,689,295

71,343,500

18,983,473

40,351,349

25,765,757

77,332,558

11,091,438

42,404,968

4,627,612

35,139,274

22,497,011

17,021,445

32,212,946

41,814,105

—

—

—

9,770

—

—

—

255,991

—

—

—

33,437

—

—

—

1,553,245

—

—

—

7,233

—

—

—

56,265

—

—

—

13,996

—

—

—

357,768

(18,519,209)

(76,803,719)

(40,063,030)

(73,071,695)

(19,431,562)

(52,013,777)

(23,575,362)

(80,647,802)

(89,474,174)

(332,635,990)

(59,683,875)

(218,819,161)

(102,306,720)

(355,989,880)

(155,004,680)

(582,442,837)

(477,271)

(5,191,820)

(10,058,574)

(47,016,746)

(6,712,589)

(31,751,262)

(20,944,420)

(18,513,768)

(26,819,520)

(47,943,797)

(2,420,748)

(9,163,152)

(52,232)

(3,754,021)

(1,748,488)

(6,392,017)

23,424,586

(61,459,831)

(11,754,072)

9,866,557

20,301,888

(29,641,900)

(15,364,660)

(23,245,204)

70,189,021

143,237,912

36,974,284

21,115,710

19,893,705

54,551,413

111,748,291

135,436,145

33,082,360

(73,048,891)

(11,251,982)

15,858,574

22,117,004

(34,657,708)

6,578,062

(23,687,854)

$103,271,381

$

70,189,021

$ 25,722,302

$

36,974,284

$

42,010,709

$

19,893,705

$ 118,326,353

$ 111,748,291

$

(322,388)

$

—

$

731,560

$

484,853

$

(58,272)

$

—

$

(273,319)

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

49

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Energy Services

Financial Services

Fund

Fund

Period

Year

Period

Ended

Ended

Ended

Ended

Year

2007†

2007

2007†

2007

September 30,

March 31,

September 30,

March 31,

FROM OPERATIONS

Net Realized Gain (Loss) on Investments

5,087,452

9,411,012

(108,279)

4,489,075

Net Investment Income (Loss)

$

(1,070,794)

$

(1,792,044)

$

187,247

$

374,307

Net Change in Unrealized Appreciation (Depreciation) on Investments

38,604,900

(15,376,557)

(1,605,186)

62,340

Net Increase (Decrease) in Net Assets from Operations

42,621,558

(7,757,589)

(1,526,218)

4,925,722

Net Investment Income

Distributions to Shareholders from: (Note 1)

Advisor Class

—

—

—

(87,578)

Investor Class

—

—

—

(133,645)

C-Class

—

—

—

(21,477)

A-Class

—

—

—

(7,325)

Total Distributions to Shareholders

—

—

—

(250,025)

SHARE TRANSACTIONS

Investor Class

348,888,452

583,063,812

104,168,657

200,298,665

Proceeds from Shares Purchased

A-Class

15,887,770

14,082,113

472,739

2,432,721

Advisor Class

43,593,265

85,211,838

7,890,844

59,596,661

Value of Shares Purchased through Dividend Reinvestment

C-Class

36,241,149

46,757,064

10,753,728

14,178,688

Advisor Class

—

—

—

82,283

Investor Class

—

—

—

126,621

C-Class

—

—

—

20,762

A-Class

—

—

—

7,241

Investor Class

(311,218,288)

(632,910,368)

(107,371,112)

(192,566,624)

Cost of Shares Redeemed

A-Class

(9,897,970)

(14,353,682)

(945,301)

(5,701,525)

Advisor Class

(39,856,767)

(110,032,063)

(21,493,315)

(51,419,804)

C-Class

(32,187,275)

(49,660,802)

(12,835,904)

(11,202,475)

Net Increase (Decrease) in Net Assets From Share Transactions

51,450,336

(77,842,088)

(19,359,664)

15,853,214

NET ASSETS—BEGINNING OF PERIOD

139,983,360

225,583,037

45,932,314

25,403,403

Net Increase (Decrease) in Net Assets

94,071,894

(85,599,677)

(20,885,882)

20,528,911

NET ASSET—END OF PERIOD

$ 234,055,254

$ 139,983,360

$

25,046,432

$

45,932,314

Undistributed Net Investment Income (Loss)—End of Period

$

(1,070,794)

$

—

$

417,840

$

230,593

†

Unaudited

50

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Health Care

Fund

Internet

Fund

Leisure

Precious

Fund

Metals Fund

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Period

Year

Period

Year

Period

Year

2007†

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2007

2007†

2007

2007†

2007

2007†

2007

3,012,858

4,589,179

135,831

3,010,821

$

(152,919)

$

(33,347)

$

(78,502)

$

(238,634)

$

(14,819)

$

(56,511)

$

(649,730)

$

(395,264)

387,353

(1,174,397)

1,929,097

(699,738)

(1,666,996)

1,890,026

12,366,420

(26,627,136)

2,247,533

2,577,289

15,950,698

22,887,502

3,247,292

3,381,435

1,986,426

2,072,449

565,718

4,410,804

27,667,388

(4,134,898)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

105,174,636

338,129,929

67,611,033

184,049,021

37,264,729

205,098,898

465,752,068

1,292,713,059

419,610

3,869,044

78,103

358,903

63,725

2,312,277

3,991,014

11,738,440

20,228,830

85,800,025

17,357,848

41,231,474

15,349,504

83,005,437

23,992,986

81,273,457

13,201,954

22,894,380

7,182,324

6,733,026

3,448,068

8,482,420

54,484,838

78,749,533

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(110,412,157)

(352,464,994)

(25,351,131)

(84,525,554)

(15,153,747)

(44,376,046)

(17,996,394)

(84,909,062)

(25,931,468)

(85,751,697)

(52,963,808)

(196,573,761)

(42,606,943)

(215,196,707)

(493,847,636)

(1,353,535,756)

(15,746,300)

(21,468,105)

(6,808,489)

(8,043,131)

(4,723,222)

(6,540,997)

(56,242,322)

(79,437,350)

(362,196)

(5,234,504)

(54,838)

(664,110)

(2,095,957)

(196,254)

(3,565,974)

(12,159,458)

(12,846,754)

(12,999,779)

17,248,426

(17,284,624)

(11,296,490)

(7,943,988)

(31,366,494)

(66,409,772)

(9,599,462)

(9,618,344)

19,234,852

(15,212,175)

(10,730,772)

(3,533,184)

(3,699,106)

60,742,881

70,361,225

7,515,722

(70,544,670)

22,727,897

19,322,227

22,855,411

186,526,260

257,070,930

$

51,143,419

$

60,742,881

$ 26,750,574

$

7,515,722

$

8,591,455

$

19,322,227

$ 182,827,154

$

186,526,260

$

(152,919)

$

—

$

(78,502)

$

—

$

(14,819)

$

—

$

(649,730)

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

51

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Retailing

Technology

Fund

Fund

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

2007†

2007

2007†

2007

FROM OPERATIONS

Net Investment Income (Loss)

Net Realized Gain (Loss) on Investments

750,205

1,272,524

1,077,755

8,014,070

$

(36,036)

$

(103,472)

$

(155,822)

$

(437,105)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(1,175,325)

645,320

2,627,919

(5,308,904)

Net Increase (Decrease) in Net Assets from Operations

(461,156)

1,814,372

3,549,852

2,268,061

Distributions to Shareholders from: (Note 1)

Net Investment Income

Advisor Class

—

—

—

—

Investor Class

—

—

—

—

C-Class

—

A-Class

—

—

—

—

—

—

—

Total Distributions to Shareholders

—

—

—

—

SHARE TRANSACTIONS

Investor Class

58,880,037

181,069,656

84,664,766

208,816,826

Proceeds from Shares Purchased

A-Class

40,419

407,699

1,371,855

2,597,229

Advisor Class

7,114,212

41,456,000

14,709,919

61,658,355

Value of Shares Purchased through Dividend Reinvestment

C-Class

2,096,864

6,576,299

13,922,737

9,748,827

Advisor Class

—

—

—

—

Investor Class

—

—

—

—

C-Class

—

—

—

—

A-Class

—

—

—

—

Cost of Shares Redeemed

Advisor Class

(8,565,353)

Investor Class

(57,858,557)

(185,695,994)

(70,857,348)

(217,292,098)

A-Class

(291,481)

(92,160)

(679,710)

(2,960,124)

(42,561,540)

(14,173,820)

(70,308,500)

C-Class

(2,263,345)

(5,741,303)

(10,339,331)

(10,983,175)

Net Increase (Decrease) in Net Assets From Share Transactions

(847,204)

(4,581,343)

18,619,068

(18,722,660)

Net Increase (Decrease) in Net Assets

(1,308,360)

(2,766,971)

22,168,920

(16,454,599)

NET ASSETS—BEGINNING OF PERIOD

9,858,854

12,625,825

20,896,588

37,351,187

NET ASSETS—END OF PERIOD

$

8,550,494

$

9,858,854

$ 43,065,508

$

20,896,588

Undistributed Net Investment Income (Loss)—End of Period

$

(36,036)

$

—

$

(155,822)

$

—

†

Unaudited

52

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Telecommunications

Transportation

Utilities

Fund

Fund

Fund

Period

Year

Period

Year

Period

Year

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

Ended

Ended

Ended

Ended

Ended

Ended

2007†

2007

2007†

2007

2007†

2007

(156,087)

651,345

727,171

$

37,840

$

180,524

$

8,627

$

(269,254)

$

449,417

$

881,885

4,399,919

553,132

(1,212,482)

(8,330,687)

(6,245,965)

10,822,982

3,249,723

5,899,513

1,946,594

4,281,672

1,385,001

(476,684)

(5,350,218)

102,965

13,651,461

—

(112,434)

—

—

—

(489,075)

—

(2,018)

—

—

—

(70,320)

—

(19,030)

—

—

—

(124,490)

—

(16,513)

—

—

—

(116,140)

—

(149,995)

—

—

—

(800,025)

147,805,218

159,616,113

103,820,686

326,429,128

155,848,180

481,838,993

2,435,760

2,388,635

132,588

2,806,594

2,008,863

12,183,998

24,403,211

38,166,416

11,191,161

54,418,386

17,556,623

97,485,404

18,082,549

10,047,228

12,436,532

21,880,191

20,552,844

26,100,667

—

—

111,107

—

—

—

468,089

—

1,098

—

—

—

61,889

18,721

—

—

—

110,932

—

16,084

—

—

—

100,307

(139,882,142)

(27,646,444)

(40,264,984)

(11,078,744)

(58,352,116)

(26,540,288)

(89,096,307)

(200,798,680)

(105,380,273)

(364,494,499)

(218,701,512)

(418,029,281)

(2,172,939)

(16,035,849)

(8,314,900)

(14,287,584)

(22,133,547)

(26,308,544)

(22,414,820)

(4,254,031)

(305,948)

(5,121,936)

(3,805,233)

(8,928,077)

6,989,364

(43,267,193)

(3,471,582)

(44,567,799)

(79,389,067)

79,881,794

11,271,036

(42,032,187)

(3,948,266)

(49,918,017)

(79,286,102)

92,733,230

30,171,396

72,203,583

15,568,441

65,486,458

111,848,678

19,115,448

$

41,442,432

$

30,171,396

$

11,620,175

$

15,568,441

$

32,562,576

$ 111,848,678

$

68,369

$

30,529

$

8,627

$

—

$

797,055

$

347,638

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

53

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net Assets,

Net Realized

Net Increase

BEGINNING

Investment

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

VALUE,

Net

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Net

Portfolio

End of

Period Ended

OF PERIOD

Income†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Income

Rate

omitted)

Banking Fund Investor Class

September 30, 2007Δ

March 31, 2007

10.86

.20

.05

.25

(.08)

—

(.08)

.17

11.03

2.24%

1.32%

1.79%

954%

9,229

$11.03

$ .12

$ (.96)

$ (.84)

$ —

$ —

$ —

$ (.84)

$10.19

(7.62)%

1.38%**

2.22%**

561%

$ 12,857

March 31, 2005

10.25

.13

.05

.18

(.26)

—

(.26)

(.08)

10.17

1.61%

1.34%

1.26%

1,692%

4,899

March 31, 2006

10.17

.16

.69

.85

(.16)

—

(.16)

.69

10.86

8.41%

1.34%

1.48%

1,834%

8,713

March 31, 2004

7.30

.14

2.89

3.03

(.08)

—

(.08)

2.95

10.25

41.53%

1.36%

1.51%

1,435%

12,504

March 31, 2003

8.63

.12

(1.24)

(1.12)

(.21)

—

(.21)

(1.33)

7.30

(13.15)%

1.38%

1.52%

1,495%

7,352

September 30, 2007Δ

10.39

.08

(.89)

(.81)

—

—

—

(.81)

9.58

(7.80)%

1.85%**

1.63%**

561%

585

Banking Fund Advisor Class

March 31, 2006

9.72

.12

.62

.74

(.16)

—

(.16)

.58

10.30

7.66%

1.84%

1.20%

1,834%

1,537

March 31, 2007

10.30

.11

.06

.17

(.08)

—

(.08)

.09

10.39

1.58%

1.88%

1.08%

954%

1,836

March 31, 2004

7.06

.09

2.78

2.87

(.08)

—

(.08)

2.79

9.85

40.67%

1.86%

1.04%

1,435%

3,712

March 31, 2005

9.85

.06

.07

.13

(.26)

—

(.26)

(.13)

9.72

1.17%

1.86%

0.60%

1,692%

2,955

March 31, 2003

8.41

.07

(1.21)

(1.14)

(.21)

—

(.21)

(1.35)

7.06

(13.73)%

1.89%

0.91%

1,495%

390

September 30, 2007Δ

Banking Fund A-Class

March 31, 2007

10.34

.17

.04

.21

(.08)

—

(.08)

.13

10.47

1.96%

1.62%

1.54%

954%

187

10.47

.09

(.89)

(.80)

—

—

—

(.80)

9.67

(7.64)%

1.55%**

1.78%**

561%

881

March 31, 2006

9.72

.14

.64

.78

(.16)

—

(.16)

.62

10.34

8.07%

1.62%

1.40%

1,834%

97

March 31, 2005*

10.06

.06

(.14)

(.08)

(.26)

—

(.26)

(.34)

9.72

(0.95)%

1.57%**

1.03%**

1,692%

15

Banking Fund C-Class

September 30, 2007Δ

10.27

.06

(.88)

(.82)

—

—

—

(.82)

9.45

(7.98)%

2.37%**

1.16%**

561%

1,617

March 31, 2006

9.66

.06

.64

.70

(.16)

—

(.16)

.54

10.20

7.29%

2.35%

0.59%

1,834%

673

March 31, 2007

10.20

.07

.08

.15

(.08)

—

(.08)

.07

10.27

1.40%

2.37%

0.63%

954%

3,180

March 31, 2004

7.12

.04

2.79

2.83

(.08)

—

(.08)

2.75

9.87

39.76%

2.37%

0.41%

1,435%

1,829

March 31, 2005

9.87

.04

.01

.05

(.26)

—

(.26)

(.21)

9.66

0.35%

2.34%

0.43%

1,692%

867

March 31, 2003

8.54

.02

(1.23)

(1.21)

(.21)

—

(.21)

(1.42)

7.12

(14.35)%

2.38%

0.23%

1,495%

76

Basic Materials Fund Investor Class

March 31, 2007

35.23

.41

6.91

7.32

(.30)

—

(.30)

7.02

42.25

20.86%

1.36%

1.09%

442%

68,862

September 30, 2007Δ

42.25

.03

7.75

7.78

—

—

—

7.78

50.03

18.41%

1.37%**

0.15%**

121%

99,597

March 31, 2005

25.46

March 31, 2006

.14

5.06

5.20

—

—

—

5.20

30.66

20.42%

1.33%

0.51%

891%

34,039

30.66

.32

4.44

4.76

(.19)

—

(.19)

4.57

35.23

15.60%

1.35%

1.04%

826%

23,630

March 31, 2004

17.22

.05

8.32

March 31, 2003††

24.30

.12

(7.17)

(7.05)

(.03)

—

(.03)

(7.08)

17.22

(29.02)%

1.39%

0.53%

1,943%

3,360

8.37

(.13)

—

(.13)

8.24

25.46

48.70%

1.38%

0.20%

1,669%

29,749

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Increase

VALUE,

Investment

Unrealized

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

Basic Materials Fund Advisor Class

March 31, 2007

34.03

September 30, 2007Δ

$40.61

$

(.10)

$

7.45

$

7.35

$

—

$

—

$

—

$

7.35

$47.96

18.10%

1.86%**

(0.46)%**

121%

$ 13,709

March 31, 2006

29.78

.16

4.28

4.44

(.19)

—

(.19)

4.25

34.03

14.98%

1.85%

0.55%

826%

7,619

.26

6.62

6.88

(.30)

—

(.30)

6.58

40.61

20.30%

1.87%

0.72%

442%

15,974

March 31, 2004

16.89

.02

8.07

8.09

(.13)

—

(.13)

7.96

24.85

47.99%

1.87%

0.09%

1,669%

13,483

March 31, 2005

24.85

.01

4.92

4.93

—

—

—

4.93

29.78

19.84%

1.82%

0.03%

891%

12,987

March 31, 2003††

23.91

(.06)

(6.93)

(6.99)

(.03)

—

(.03)

(7.02)

16.89

(29.24)%

1.89%

(0.23)%

1,943%

2,419

Basic Materials Fund A-Class

March 31, 2007

34.19

.33

6.70

7.03

(.30)

—

(.30)

6.73

40.92

20.65%

1.62%

0.92%

442%

2,076

September 30, 2007Δ

40.92

(.02)

7.49

7.47

—

—

—

7.47

48.39

18.25%

1.62%**

(0.11)%**

121%

7,024

March 31, 2005*

25.80

.07

3.97

4.04

—

—

—

4.04

29.84

15.66%

1.55%**

0.44%**

891%

210

March 31, 2006

29.84

.29

4.25

4.54

(.19)

—

(.19)

4.35

34.19

15.29%

1.63%

0.97%

826%

659

Basic Materials Fund C-Class

March 31, 2007

33.48

.04

6.54

6.58

(.30)

—

(.30)

6.28

39.76

19.74%

2.37%

0.11%

442%

7,017

September 30, 2007Δ

39.76

(.17)

7.25

7.08

—

—

—

7.08

46.84

17.81%

2.37%**

(0.81)%**

121%

13,174

March 31, 2005

24.68

(.12)

4.88

4.76

—

—

—

4.76

29.44

19.29%

2.32%

(0.43)%

891%

7,421

March 31, 2006

29.44

.03

4.20

4.23

(.19)

—

(.19)

4.04

33.48

14.44%

2.36%

0.11%

826%

6,041

March 31, 2003††

24.03

(.06)

(7.08)

(7.14)

(.03)

—

(.03)

(7.17)

16.86

(29.72)%

2.39%

(0.23)%

1,943%

294

March 31, 2004

16.86

(.14)

8.09

7.95

(.13)

—

(.13)

7.82

24.68

47.25%

2.38%

(0.62)%

1,669%

5,311

Biotechnology Fund Investor Class

September 30, 2007Δ

March 31, 2007

23.45

(.27)

(1.97)

(2.24)

—

—

—

(2.24)

21.21

(9.55)%

1.37%

(1.23)%

269%

61,366

21.21

(.09)

2.81

2.72

—

—

—

2.72

23.93

12.82%

1.41%**

(0.77)%**

86%

90,904

March 31, 2005

20.56

(.24)

(2.73)

March 31, 2006

17.59

(2.97)

—

—

—

(2.97)

17.59

(14.45)%

1.33%

(1.25)%

585%

74,890

(.26)

6.12

5.86

—

—

—

5.86

23.45

33.31%

1.34%

(1.25)%

338%

104,126

March 31, 2003

20.86

(.19)

(6.92)

(7.11)

—

—

—

(7.11)

13.75

(34.08)%

1.38%

(1.31)%

477%

111,003

March 31, 2004

13.75

(.24)

7.05

6.81

—

—

—

6.81

20.56

49.53%

1.35%

(1.31)%

548%

135,619

Biotechnology Fund Advisor Class

March 31, 2007

22.44

(.37)

(1.87)

September 30, 2007Δ

20.20

(.13)

2.67

2.54

—

—

—

2.54

22.74

12.57%

1.91%**

(1.24)%**

86%

6,397

March 31, 2006

16.91

(.36)

5.89

5.53

—

—

—

5.53

22.44

32.70%

1.86%

(1.76)%

338%

26,240

(2.24)

—

—

—

(2.24)

20.20

(9.98)%

1.87%

(1.75)%

269%

5,295

March 31, 2004

13.35

(.32)

6.83

6.51

March 31, 2005

19.86

(.32)

(2.63)

—

—

—

6.51

19.86

48.76%

1.84%

(1.79)%

548%

12,708

(2.95)

—

—

—

(2.95)

16.91

(14.85)%

1.83%

(1.75)%

585%

10,231

March 31, 2003

20.36

(.25)

(6.76)

(7.01)

—

—

—

(7.01)

13.35

(34.43)%

1.88%

(1.82)%

477%

24,280

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Increase

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

Biotechnology Fund A-Class

September 30, 2007Δ

March 31, 2007

22.50

(.31)

(1.89)

(2.20)

—

—

—

(2.20)

20.30

(9.78)%

1.62%

(1.50)%

269%

849

$20.30

$

(.11)

$

2.69

$

2.58

$

—

$

—

$

—

$2.58

$

22.88

12.71%

1.65%**

(1.07)%**

86%

$ 1,950

March 31, 2005*

17.89

(.16)

(.80)

(.96)

—

—

—

(.96)

16.93

(5.37)%

1.53%**

(1.47)%**

585%

74

March 31, 2006

16.93

(.33)

5.90

5.57

—

—

—

5.57

22.50

32.90%

1.63%

(1.52)%

338%

5,087

Biotechnology Fund C-Class

September 30, 2007Δ

19.95

(.19)

2.63

2.44

—

—

—

2.44

22.39

12.23%

2.40%**

(1.77)%**

86%

4,020

March 31, 2006

16.87

(.47)

5.87

5.40

—

—

—

5.40

22.27

32.01%

2.36%

(2.27)%

338%

7,786

March 31, 2007

22.27

(.46)

(1.86)

(2.32)

—

—

—

(2.32)

19.95

(10.42)%

2.36%

(2.23)%

269%

2,678

March 31, 2004

13.47

(.43)

6.88

6.45

—

—

—

6.45

19.92

47.88%

2.36%

(2.32)%

548%

3,567

March 31, 2005

19.92

(.42)
(2.63)

(3.05)

—

—

—

(3.05)

16.87

(15.31)%

2.33%

(2.23)%

585%

2,625

March 31, 2003

20.66

(.33)

(6.86)

(7.19)

—

—

—

(7.19)

13.47

(34.80)%

2.38%

(2.30)%

477%

1,667

September 30, 2007Δ

36.11

Consumer Products Fund Investor Class

.38

1.51

1.89

—

—

—

1.89

38.00

5.23%

1.36%**

2.07%**

195%

12,115

March 31, 2006

30.50

.30

.65

.95

(.42)

—

(.42)

.53

31.03

3.13%

1.32%

0.98%

813%

11,815

March 31, 2007

31.03

.43

4.71

5.14

(.06)

—

(.06)

5.08

36.11

16.58%

1.37%

1.29%

455%

21,814

March 31, 2004

20.85

.14

7.74

7.88

(.05)

—

(.05)

7.83

28.68

37.84%

1.36%

0.56%

914%

23,560

March 31, 2005

28.68

.18

1.65

1.83

(.01)

—

(.01)

1.82

30.50

6.40%

1.33%

0.60%

907%

15,470

March 31, 2003††

25.08

.12

(4.23)

(4.11)

(.12)

—

(.12)

(4.23)

20.85

(16.38)%

1.39%

0.53%

1,205%

1,640

September 30, 2007Δ

34.68

.08

1.64

1.72

—

—

—

1.72

36.40

4.96%

1.87%**

0.45%**

195%

7,801

Consumer Products Fund Advisor Class

March 31, 2006

29.66

.03

.69

.72

(.42)

—

(.42)

.30

29.96

2.44%

1.82%

0.08%

813%

6,487

March 31, 2007

29.96

.20

4.58

4.78

(.06)

—

(.06)

4.72

34.68

15.97%

1.86%

0.64%

455%

5,754

March 31, 2004

20.46

(.04)

7.62

7.58

(.05)

—

(.05)

7.53

27.99

37.10%

1.86%

(0.18)%

914%

13,357

March 31, 2005

27.99

.05

1.63

1.68

(.01)

—

(.01)

1.67

29.66

6.02%

1.82%

0.19%

907%

26,851

March 31, 2003††

24.69

(.03)

(4.08)

(4.11)

(.12)

—

(.12)

(4.23)

20.46

(16.64)%

1.89%

(0.09)%

1,205%

3,120

September 30, 2007Δ

34.90

.37

1.40

1.77

—

—

—

1.77

36.67

5.07%

1.61%**

2.04%**

195%

2,197

Consumer Products Fund A-Class

March 31, 2006

29.69

.18

.62

.80

(.42)

—

(.42)

.38

30.07

2.71%

1.60%

0.62%

813%

1,475

March 31, 2007

30.07

.42

4.47

4.89

(.06)

—

(.06)

4.83

34.90

16.27%

1.61%

1.30%

455%

3,935

March 31, 2005*

27.42

.06

2.22

2.28

(.01)

—

(.01)

2.27

29.69

8.33%

1.56%**

0.42%**

907%

463

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Consumer Products Fund C-Class

March 31, 2007

September 30, 2007Δ

$34.04

$

.18

$

1.42

$

1.60

$

—

$

—

$

—

$

1.60

$35.64

4.70%

2.35%**

1.05%**

195%

$

3,610

March 31, 2006

29.53

(.03)

.47

.44

(.42)

—

(.42)

.02

29.55

1.50%

2.33%

(0.11)%

813%

1,340

29.55

.20

4.35

4.55

(.06)

—

(.06)

4.49

34.04

15.41%

2.36%

0.62%

455%

5,472

March 31, 2004

March 31, 2005

20.52

(.20)

7.65

7.45

(.05)

—

(.05)

7.40

27.92

36.36%

2.37%

(0.79)%

914%

4,259

27.92

(.13)

1.75

1.62

(.01)

—

(.01)

1.61

29.53

5.82%

2.31%

(0.44)%

907%

8,048

March 31, 2003††

24.93

(.09)

(4.20)

(4.29)

(.12)

—

(.12)

(4.41)

20.52

(17.20)%

2.39%

(0.35)%

1,205%

196

Electronics Fund Investor Class

September 30, 2007Δ

12.46

(.02)

1.28

1.26

March 31, 2007

13.52

(.10)

(.96)

(1.06)

—

—

—

(1.06)

12.46

(7.84)%

1.37%

(0.76)%

759%

15,376

—

—

—

1.26

13.72

10.11%

1.37%**

(0.36)%**

325%

35,815

March 31, 2006

10.31

(.11)

March 31, 2005

13.43

(.08)

(3.04)

(3.12)

—

—

—

(3.12)

10.31

(23.23)%

1.33%

(0.76)%

1,106%

27,150

3.32

3.21

—

—

—

3.21

13.52

31.13%

1.34%

(0.91)%

911%

34,194

March 31, 2003

16.96

(.12)

(8.76)

(8.88)

—

—

—

(8.88)

8.08

(52.36)%

1.39%

(1.20)%

2,413%

31,655

March 31, 2004

8.08

(.15)

5.50

5.35

—

—

—

5.35

13.43

66.21%

1.36%

(1.20)%

1,359%

46,200

September 30, 2007Δ

11.88

(.05)

1.22

1.17

—

—

—

1.17

13.05

9.85%

1.86%**

(0.75)%**

325%

1,143

Electronics Fund Advisor Class

March 31, 2006

9.95

(.16)

3.19

3.03

—

—

—

3.03

12.98

30.45%

1.84%

(1.39)%

911%

14,089

March 31, 2007

12.98

(.15)

(.95)

(1.10)

—

—

—

(1.10)

11.88

(8.47)%

1.87%

(1.20)%

759%

1,511

March 31, 2005

March 31, 2004

7.87

(.21)

5.36

5.15

—

—

—

5.15

13.02

65.44%

1.85%

(1.70)%

1,359%

3,341

13.02

(.14)

(2.93)

(3.07)

—

—

—

(3.07)

9.95

(23.58)%

1.83%

(1.32)%

1,106%

12,613

March 31, 2003

16.62

(.16)

(8.59)

(8.75)

—

—

—

(8.75)

7.87

(52.65)%

1.87%

(1.72)%

2,413%

7,389

Electronics Fund A-Class

March 31, 2007

13.03

(.11)

(.93)

(1.04)

—

—

—

(1.04)

11.99

(7.98)%

1.63%

(0.94)%

759%

130

September 30, 2007Δ

11.99

(.04)

1.23

1.19

—

—

—

1.19

13.18

9.92%

1.62%**

(0.56)%**

325%

200

March 31, 2005*

9.22

(.07)

.81

.74

—

—

—

.74

9.96

8.03%

1.59%**

(1.21)%**

1,106%

1

March 31, 2006

9.96

(.14)

3.21

3.07

—

—

—

3.07

13.03

30.82%

1.64%

(1.18)%

911%

1,253

Electronics Fund C-Class

March 31, 2007

12.86

(.20)

(.93)

September 30, 2007Δ

11.73

(.07)

1.20

1.13

—

—

—

1.13

12.86

9.63%

2.39%**

(1.07)%**

325%

4,853

March 31, 2006

9.90

(.21)

3.17

2.96

—

—

—

2.96

12.86

29.90%

2.36%

(1.91)%

911%

5,015

(1.13)

—

—

—

(1.13)

11.73

(8.79)%

2.36%

(1.72)%

759%

2,876

March 31, 2004

7.91

(.27)

5.36

5.09

March 31, 2005

13.00

(.20)

(2.90)

—

—

—

5.09

13.00

64.35%

2.36%

(2.20)%

1,359%

1,111

(3.10)

—

—

—

(3.10)

9.90

(23.85)%

2.33%

(1.86)%

1,106%

2,119

March 31, 2003

16.82

(.22)

(8.69)

(8.91)

—

—

—

(8.91)

7.91

(52.97)%

2.39%

(2.21)%

2,413%

940

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

Net Increase

VALUE,

Investment

Unrealized

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Expenses

(Loss)

Rate

omitted)

Energy Fund Investor Class

March 31, 2007

21.68

September 30, 2007Δ

$23.19

(—)§

1.92

1.92

—

(.41)

(.41)

1.51

23.19

8.87%

1.36%

1.36%

(0.01)%

283%

75,204

$ (.02)

$ 4.68

$ 4.66

$ —

$ —

$ —

$ 4.66

$27.85

20.09%

1.37%**

1.37%**

(0.17)%**

86%

$ 63,607

March 31, 2005

11.94

.05

5.14

5.19

(.01)

—

(.01)

5.18

17.12

43.43%

1.33%

1.33%

0.40%

546%

111,762

March 31, 2006

17.12

.02

5.02

5.04

(.03)

(.45)

(.48)

4.56

21.68

29.60%

1.34%

1.34%

0.08%

415%

90,331

March 31, 2004

March 31, 2003

11.26

.02

(2.47)

(2.45)

(.01)

—

(.01)

(2.46)

8.80

(21.79)%

1.39%

1.39%

0.24%

1,362%

4,703

8.80

—§

3.17

3.17

(.03)

—

(.03)

3.14

11.94

36.12%

1.36%

1.36%

0.04%

913%

61,800

Energy Fund Advisor Class

March 31, 2007

20.96

(.12)

1.86

1.74

—

(.41)

(.41)

1.33

22.29

8.31%

1.86%

1.86%

(0.54)%

283%

14,613

September 30, 2007Δ

22.29

(.08)

4.49

4.41

—

—

—

4.41

26.70

19.78%

1.87%**

1.87%**

(0.65)%**

86%

19,817

March 31, 2005

11.68

(.02)

5.00

4.98

(.01)

—

(.01)

4.97

16.65

42.60%

1.82%

1.82%

(0.11)%

546%

25,000

March 31, 2006

16.65

(.07)

4.86

4.79

(.03)

(.45)

(.48)

4.31

20.96

28.93%

1.85%

1.84%

(0.38)%

415%

18,162

March 31, 2004

March 31, 2003

11.09

—§

(2.45)

(2.45)

(.01)

—

(.01)

(2.46)

8.63

(22.13)%

1.88%

1.88%

(0.03)%

1,362%

7,039

8.63

(.03)

3.11

3.08

(.03)

—

(.03)

3.05

11.68

35.79%

1.92%

1.92%

(0.25)%

913%

4,895

Energy Fund A-Class

March 31, 2007

21.04

(.06)

1.87

1.81

—

September 30, 2007Δ

(.41)

(.41)

1.40

22.44

8.62%

1.61%

1.61%

(0.29)%

283%

3,307

22.44

(.05)

4.52

4.47

—

—

—

4.47

26.91

19.92%

1.62%**

1.62%**

(0.40)%**

86%

6,748

March 31, 2005*

12.79

.02

3.88

3.90

(.01)

—

(.01)

3.89

16.68

30.46%

1.45%**

1.45%**

0.19%**

546%

744

March 31, 2006

16.68

(.05)

4.89

4.84

(.03)

(.45)

(.48)

4.36

21.04

29.18%

1.61%

1.60%

(0.25)%

415%

3,210

Energy Fund C-Class

March 31, 2007

20.62

(.21)

1.81

1.60

—

(.41)

(.41)

1.19

21.81

7.77%

2.36%

2.36%

(1.00)%

283%

18,624

September 30, 2007Δ

21.81

(.14)

4.40

4.26

—

—

—

4.26

26.07

19.53%

2.36%**

2.36%**

(1.16)%**

86%

28,155

March 31, 2005

11.60

(.08)

4.96

4.88

(.01)

—

(.01)

4.87

16.47

42.03%

2.33%

2.33%

(0.61)%

546%

17,993

March 31, 2006

16.47

(.16)

4.79

4.63

(.03)

(.45)

(.48)

4.15

20.62

28.27%

2.35%

2.35%

(0.88)%

415%

23,734

March 31, 2003

11.14

(.07)

(2.43)

(2.50)

(.01)

—

(.01)

(2.51)

8.63

(22.48)%

2.38%

2.38%

(0.81)%

1,362%

1,471

March 31, 2004

8.63

(.12)

3.12

3.00

(.03)

—

(.03)

2.97

11.60

34.86%

2.36%

2.36%

(1.08)%

913%

6,571

Energy Services Fund Investor Class

March 31, 2007

45.05

(.36)

2.78

2.42

—

—

—

2.42

47.47

5.37%

1.36%

1.36%

(0.80)%

196%

91,095

September 30, 2007Δ

47.47

(.22)

13.19

12.97

—

—

—

12.97

60.44

27.32%

1.37%**

1.37%**

(0.81)%**

103%

156,012

March 31, 2005

21.74

(.22)

8.60

8.38

—

—

—

8.38

30.12

38.55%

1.31%

1.31%

(0.85)%

501%

99,603

March 31, 2006

30.12

(.30)

15.23

14.93

—

—

—

14.93

45.05

49.57%

1.35%

1.35%

(0.81)%

324%

147,439

March 31, 2003††

22.47

(.15)

(4.95)

(5.10)

—

—

—

(5.10)

17.37

(22.70)%

1.39%

1.39%

(0.72)%

971%

15,144

March 31, 2004

17.37

(.18)

4.55

4.37

—

—

—

4.37

21.74

25.16%

1.37%

1.37%

(0.96)%

1,009%

47,344

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

Net Realized

Net Increase

AVERAGE NET ASSETS:

VALUE,

Investment

NET ASSET

Net

Unrealized

in Net Asset

from Net

from Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Expenses

(Loss)

Rate

omitted)

September 30, 2007Δ

$45.58

$

(.35)

$

12.67

$

12.32

$

—

$

—

$

—

$

12.32

$57.90

27.03%

1.87%**

1.87%**

(1.32)%**

103%

$

27,389

Energy Services Fund Advisor Class

March 31, 2006

29.21

(.47)

14.72

14.25

—

—

—

14.25

43.46

48.78%

1.85%

1.85%

(1.33)%

324%

44,033

March 31, 2007

43.46

(.58)

2.70

2.12

—

—

—

2.12

45.58

4.88%

1.86%

1.86%

(1.35)%

196%

18,237

March 31, 2004

17.01

(.27)

4.44

4.17

—

—

—

4.17

21.18

24.51%

1.87%

1.87%

(1.39)%

1,009%

25,302

March 31, 2005

21.18

(.33)

8.36

8.03

—

—

—

8.03

29.21

37.91%

1.82%

1.82%

(1.37)%

501%

24,647

March 31, 2003††

22.08

(.24)

(4.83)

(5.07)

—

—

—

(5.07)

17.01

(22.96)%

1.88%

1.88%

(1.26)%

971%

1,961

September 30, 2007Δ

45.90

(.28)

12.76

12.48

—

—

—

12.48

58.38

27.19%

1.62%**

1.62%**

(1.08)%**

103%

14,737

Energy Services Fund A-Class

March 31, 2007

43.67

(.41)

2.64

2.23

—

—

March 31, 2006

29.25

(.39)

14.81

14.42

—

—

—

14.42

43.67

49.30%

1.63%

1.63%

(1.00)%

324%

6,569

—

2.23

45.90

5.11%

1.61%

1.61%

(0.97)%

196%

6,151

March 31, 2005*

23.18

(.18)

6.25

6.07

—

—

—

6.07

29.25

26.19%

1.53%**

1.53%**

(1.13)%**

501%

313

Energy Services Fund C-Class

March 31, 2007

42.92

(.74)

2.61

1.87

—

—

—

1.87

44.79

4.36%

2.36%

2.36%

(1.77)%

196%

24,500

September 30, 2007Δ

44.79

(.47)

12.43

11.96

—

—

—

11.96

56.75

26.70%

2.37%**

2.37%**

(1.82)%**

103%

35,918

March 31, 2005

21.12

(.45)

8.31

7.86

—

—

—

7.86

28.98

37.22%

2.31%

2.31%

(1.84)%

501%

11,529

March 31, 2006

28.98

(.65)

14.59

13.94

—

—

—

13.94

42.92

48.10%

2.36%

2.36%

(1.82)%

324%

27,542

March 31, 2003††

22.23

(.30)

(4.89)

(5.19)

—

—

—

(5.19)

17.04

(23.35)%

2.39%

2.39%

(1.60)%

971%

651

March 31, 2004

17.04

(.35)

4.43

4.08

—

—

—

4.08

21.12

23.94%

2.37%

2.37%

(1.86)%

1,009%

2,833

Financial Services Fund Investor Class

March 31, 2007

13.26

September 30, 2007Δ

.14

.91

1.05

(.06)

—

(.06)

.99

14.25

7.94%

1.34%

1.34%

1.03%

534%

22,658

14.25

.09

(.88)

(.79)

—

—

—

(.79)

13.46

(5.54)%

1.37%**

1.37%**

1.28%**

408%

18,549

March 31, 2005

11.09

.10

.29

.39

(.08)

—

(.08)

.31

11.40

3.46%

1.33%

1.33%

0.91%

1,005%

7,741

March 31, 2006

11.40

.17

1.81

1.98

(.12)

—

(.12)

1.86

13.26

17.42%

1.36%

1.34%

1.32%

821%

12,226

March 31, 2004

7.66

.09

3.38

3.47

March 31, 2003

10.23

.07

(2.62)

(2.55)

(.02)

—

(.02)

(2.57)

7.66

(24.97)%

1.38%

1.38%

0.82%

2,336%

6,671

(.04)

—

(.04)

3.43

11.09

45.36%

1.36%

1.36%

0.94%

1,200%

34,423

Financial Services Fund Advisor Class

March 31, 2007

12.88

.07

.87

.94

(.06)

—

(.06)

.88

13.76

7.32%

1.84%

1.84%

0.54%

534%

September 30, 2007Δ

13.76

.05

(.84)

(.79)

—

—

—

(.79)

12.97

(5.74)%

1.86%**

1.86%**

0.77%**

408%

3,025

March 31, 2006

11.13

.10

1.77

1.87

(.12)

—

(.12)

1.75

12.88

16.85%

1.85%

1.83%

0.82%

821%

6,801

16,786

March 31, 2004

7.57

.04

3.32

3.36

(.04)

—

(.04)

3.32

10.89

44.45%

1.86%

1.86%

0.39%

1,200%

40,885

March 31, 2005

10.89

.05

.27

.32

(.08)

—

(.08)

.24

11.13

2.88%

1.83%

1.83%

0.43%

1,005%

27,181

March 31, 2003

10.08

.03

(2.52)

(2.49)

(.02)

—

(.02)

(2.51)

7.57

(24.74)%

1.88%

1.88%

0.35%

2,336%

15,074

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

Net Increase

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Expenses

(Loss)

Rate

omitted)

September 30, 2007Δ

$13.82

$

.08

$

(.85)

$

(.77)

$

—

$

—

$

—

$

(.77)

$13.05

(5.57)%

1.62%**

1.62%**

1.13%**

408%

$

625

Financial Services Fund A-Class

March 31, 2006

11.13

.14

1.76

1.90

(.12)

—

(.12)

1.78

12.91

17.12%

1.65%

1.64%

1.18%

821%

4,295

March 31, 2007

12.91

.10

.87

.97

(.06)

—

(.06)

.91

13.82

7.54%

1.61%

1.61%

0.74%

534%

1,107

March 31, 2005*

10.75

.05

.41

.46

(.08)

—

(.08)

.38

11.13

4.22%

1.55%**

1.55%**

0.70%**

1,005%

5

September 30, 2007Δ

Financial Services Fund C-Class

March 31, 2007

12.67

.01

.84

.85

(.06)

—

(.06)

.79

13.46

6.73%

2.34%

2.34%

0.06%

534%

5,382

13.46

.03

(.83)

(.80)

—

—

—

(.80)

12.66

(5.94)%

2.36%**

2.36%**

0.40%**

408%

2,847

March 31, 2006

11.01

.01

1.77

1.78

(.12)

—

(.12)

1.66

12.67

16.21%

2.36%

2.34%

0.11%

821%

2,081

March 31, 2004

7.57

(.02)

3.33

3.31

(.04)

—

(.04)

3.27

10.84

43.78%

2.37%

2.37%

(0.23)%

1,200%

2,242

March 31, 2005

10.84

(.01)

.26

.25

(.08)

—

(.08)

.17

11.01

2.24%

2.33%

2.33%

(0.10)%

1,005%

1,689

March 31, 2003

10.14

(.02)

(2.53)

(2.55)

(.02)

—

(.02)

(2.57)

7.57

(25.19)%

2.37%

2.37%

(0.19)%

2,336%

222

September 30, 2007Δ

15.28

(.02)

.92

.90

—

Health Care Fund Investor Class

—

—

.90

16.18

5.89%

1.37%**

1.37%**

(0.23)%**

271%

30,577

March 31, 2006

12.71

(.05)

1.88

1.83

—

—

—

1.83

14.54

14.40%

1.33%

1.33%

(0.35)%

568%

46,432

March 31, 2007

14.54

.03

.71

.74

—

—

—

.74

15.28

5.09%

1.35%

1.35%

0.23%

545%

33,878

March 31, 2004

9.21

(.07)

3.36

3.29

—

—

—

3.29

12.50

35.72%

1.36%

1.36%

(0.56)%

1,204%

19,801

March 31, 2005

12.50

(.05)

.26

.21

—

—

—

.21

12.71

1.68%

1.34%

1.34%

(0.42)%

610%

35,500

March 31, 2003

11.36

(.02)

(2.13)

(2.15)

—

—

—

(2.15)

9.21

(18.93)%

1.38%

1.38%

(0.25)%

1,395%

13,400

September 30, 2007Δ

14.59

(.06)

.88

.82

Health Care Fund Advisor Class

March 31, 2007

13.94

—

—

—

.82

15.41

5.62%

1.86%**

1.86%**

(0.74)%**

271%

13,122

March 31, 2006

12.25

(.12)

1.81

1.69

—

—

—

1.69

13.94

13.80%

1.84%

1.84%

(0.89)%

568%

14,577

(.05)

.70

.65

—

—

—

.65

14.59

4.66%

1.85%

1.85%

(0.37)%

545%

17,327

March 31, 2004

8.97

(.12)

3.26

3.14

—

—

—

3.14

12.11

35.01%

1.85%

1.85%

(1.05)%

1,204%

27,102

March 31, 2005

12.11

(.10)

.24

.14

—

—

—

.14

12.25

1.16%

1.84%

1.84%

(0.83)%

610%

16,511

March 31, 2003

11.11

(.06)

(2.08)

(2.14)

—

—

—

(2.14)

8.97

(19.26)%

1.88%

1.88%

(0.66)%

1,395%

23,127

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net Realized

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net Assets,

Net Increase

BEGINNING

Investment

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

VALUE,

Net

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Net

Portfolio

End of

Period Ended

OF PERIOD

Loss†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

Loss

Rate

omitted)

September 30, 2007Δ

$14.67

$ (.04)

$ .88

$ .84

$ —

$ —

$ —

$ .84

$15.51

5.73%

1.62%**

(0.50)%**

271%

$

919

Health Care Fund A-Class

March 31, 2006

12.25

(.08)

1.81

1.73

—

—

—

1.73

13.98

14.12%

1.62%

(0.60)%

568%

2,239

March 31, 2007

13.98

(.02)

.71

.69

—

—

—

.69

14.67

4.94%

1.60%

(0.13)%

545%

818

March 31, 2005*

11.65

(.05)

.65

.60

—

—

—

.60

12.25

5.15%

1.56%**

(0.65)%**

610%

1

September 30, 2007Δ

Health Care Fund C-Class

March 31, 2007

13.79

(.10)

.66

.56

—

—

—

.56

14.35

4.06%

2.34%

(0.73)%

545%

8,720

14.35

(.10)

.87

.77

—

—

—

.77

15.12

5.37%

2.36%**

(1.28)%**

271%

6,524

March 31, 2005

12.11

(.16)

.24

.08

—

—

—

.08

12.19

0.66%

2.33%

(1.36)%

610%

4,017

March 31, 2006

12.19

(.18)

1.78

1.60

—

—

—

1.60

13.79

13.13%

2.34%

(1.39)%

568%

7,114

March 31, 2004

9.03

(.18)

3.26

3.08

—

—

—

3.08

12.11

34.11%

2.37%

(1.60)%

1,204%

2,865

March 31, 2003

11.25

(.12)

(2.10)

(2.22)

—

—

—

(2.22)

9.03

(19.73)%

2.37%

(1.30)%

1,395%

421

September 30, 2007Δ

41.11

(.25)

7.30

7.05

—

—

—

7.05

48.16

17.15%

1.38%**

(1.14)%**

379%

21,801

Internet Fund Investor Class

March 31, 2006

32.29

(.40)

8.33

7.93

—

—

—

7.93

40.22

24.56%

1.34%

(1.10)%

1,371%

16,288

March 31, 2007

40.22

(.44)

1.33

.89

—

—

—

.89

41.11

2.21%

1.37%

(1.09)%

864%

5,496

March 31, 2004

20.43

(.41)

15.64

15.23

—

—

—

15.23

35.66

74.55%

1.36%

(1.31)%

1,340%

15,292

March 31, 2005

35.66

(.43)

(2.94)

(3.37)

—

—

—

(3.37)

32.29

(9.45)%

1.34%

(1.23)%

1,947%

5,210

March 31, 2003

30.55

(.29)

(9.83)

(10.12)

—

—

—

(10.12)

20.43

(33.13)%

1.38%

(1.34)%

2,052%

3,335

September 30, 2007Δ

39.61

(.36)

7.04

6.68

—

—

—

6.68

46.29

16.86%

1.86%**

(1.66)%**

379%

3,189

Internet Fund Advisor Class

March 31, 2006

31.41

(.55)

8.08

7.53

—

—

—

7.53

38.94

23.97%

1.85%

(1.58)%

1,371%

3,696

March 31, 2007

38.94

(.63)

1.30

.67

—

—

—

.67

39.61

1.72%

1.87%

(1.60)%

864%

863

March 31, 2004

20.05

(.54)

15.34

14.80

—

—

—

14.80

34.85

73.82%

1.86%

(1.81)%

1,340%

12,090

March 31, 2005

34.85

(.60)

(2.84)

(3.44)

—

—

—

(3.44)

31.41

(9.87)%

1.83%

(1.72)%

1,947%

829

March 31, 2003

30.18

(.40)

(9.73)

(10.13)

—

—

—

(10.13)

20.05

(33.57)%

1.82%

(1.79)%

2,052%

717

Internet Fund A-Class

March 31, 2007

September 30, 2007Δ

39.07

(.52)

1.32

.80

—

—

—

.80

39.87

2.05%

1.61%

(1.37)%

864%

139

39.87

(.30)

7.08

6.78

—

—

6.78

46.65

17.01%

1.63%**

(1.39)%**

379%

180

March 31, 2005*

30.65

(.31)

March 31, 2006

1.11

.80

—

—

—

.80

31.45

2.61%

1.55%**

(1.46)%**

1,947%

4

31.45

(.50)

8.12

7.62

—

—

—

7.62

39.07

24.23%

1.63%

(1.36)%

1,371%

470

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

Net Increase

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

Internet Fund C-Class

September 30, 2007Δ

March 31, 2007

38.30

(.78)

1.27

.49

—

—

—

.49

38.79

1.28%

2.36%

(2.10)%

864%

1,017

$38.79

$ (.46)

$ 6.89

$ 6.43

$ —

$ —

$ —

$ 6.43

$45.22

16.58%

2.37%**

(2.15)%**

379%

$ 1,580

March 31, 2005

34.64

(.73)

(2.85)

(3.58)

—

—

—

(3.58)

31.06

(10.33)%

2.33%

(2.19)%

1,947%

1,596

March 31, 2006

31.06

(.73)

7.97

7.24

—

—

—

7.24

38.30

23.31%

2.35%

(2.09)%

1,371%

2,273

March 31, 2004

20.04

(.72)

15.32

14.60

—

—

—

14.60

34.64

72.85%

2.36%

(2.31)%

1,340%

1,556

March 31, 2003

30.28

(.50)

(9.74)

(10.24)

—

—

—

(10.24)

20.04

(33.82)%

2.37%

(2.34)%

2,052%

234

September 30, 2007Δ

35.87

.02

1.99

2.01

—

—

—

2.01

37.88

5.60%

1.38%**

0.12%**

311%

4,030

Leisure Fund Investor Class

March 31, 2006

30.50

(.07)

2.13

2.06

—

—

—

2.06

32.56

6.75%

1.34%

(0.25)%

734%

16,418

March 31, 2007

32.56

(—)§

3.31

3.31

—

—

—

3.31

35.87

10.17%

1.37%

(0.01)%

675%

9,130

March 31, 2004

17.88

(.06)

9.84

9.78

—

—

—

9.78

27.66

54.70%

1.36%

(0.31)%

1,870%

25,030

March 31, 2005

27.66

(.17)

3.01

2.84

—

—

—

2.84

30.50

10.27%

1.31%

(0.57)%

1,046%

15,080

March 31, 2003††

24.00

(.15)

(5.97)

(6.12)

—

—

—

(6.12)

17.88

(25.50)%

1.38%

(0.65)%

3,179%

2,325

Leisure Fund Advisor Class

March 31, 2007

31.15

(.10)

3.09

2.99

—

—

—

2.99

34.14

9.60%

1.87%

(0.32)%

675%

4,903

September 30, 2007Δ

34.14

(.06)

1.90

1.84

—

—

—

1.84

35.98

5.39%

1.88%**

(0.35)%**

311%

2,431

March 31, 2006

29.34

(.32)

2.13

1.81

—

—

—

1.81

31.15

6.17%

1.80%

(1.10)%

734%

5,372

March 31, 2004

17.37

(.23)

9.60

9.37

—

—

—

9.37

26.74

53.94%

1.86%

(1.06)%

1,870%

39,789

March 31, 2005

26.74

(.30)

2.90

2.60

—

—

—

2.60

29.34

9.72%

1.82%

(1.10)%

1,046%

27,750

March 31, 2003††

23.34

(.39)

(5.58)

(5.97)

—

—

—

(5.97)

17.37

(25.58)%

1.90%

(1.68)%

3,179%

3,592

Leisure Fund A-Class

March 31, 2007

31.24

(.14)

3.22

3.08

—

—

—

3.08

34.32

9.86%

1.60%

(0.41)%

675%

2,198

September 30, 2007Δ

34.32

(.06)

1.96

1.90

—

—

—

1.90

36.22

5.54%

1.59%**

(0.35)%**

311%

206

March 31, 2006

March 31, 2005*

24.59

(.08)

4.83

4.75

—

—

—

4.75

29.34

19.32%

1.55%**

(1.02)%**

1,046%

12

29.34

(.14)

2.04

1.90

—

—

—

1.90

31.24

6.48%

1.60%

(0.49)%

734%

68

September 30, 2007Δ

Leisure Fund C-Class

March 31, 2007

31.05

(.31)

3.12

2.81

—

—

—

2.81

33.86

9.05%

2.36%

(0.96)%

675%

3,091

33.86

(.17)

1.90

1.73

—

—

—

1.73

35.59

5.11%

2.38%**

(0.99)%**

311%

1,925

March 31, 2006

29.39

(.40)

2.06

1.66

—

—

—

1.66

31.05

5.65%

2.32%

(1.40)%

734%

997

March 31, 2004

17.61

(.38)

9.70

9.32

—

—

—

9.32

26.93

52.92%

2.37%

(1.59)%

1,870%

2,165

March 31, 2005

26.93

(.40)

2.86

2.46

—

—

—

2.46

29.39

9.13%

2.31%

(1.44)%

1,046%

2,502

March 31, 2003††

23.79

(.36)

(5.82)

(6.18)

—

—

—

(6.18)

17.61

(25.98)%

2.39%

(1.70)%

3,179%

36

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Precious Metals Fund Investor Class

March 31, 2007

54.50

(.03)

1.74

1.71

—

—

—

1.71

56.21

3.14%

1.26%

(0.05)%

259%

149,876

September 30, 2007Δ

$56.21

$ (.17)

$ 9.81

$ 9.64

$ —

$ —

$ —

$ 9.64

$65.85

17.15%

1.27%**

(0.57)%**

119%

$ 144,105

March 31, 2006

35.64

March 31, 2005

44.32

(.05)

(8.63)

(8.68)

—

—

—

(8.68)

35.64

(19.58)%

1.23%

(0.12)%

358%

130,718

(.07)

18.93

18.86

—

—

—

18.86

54.50

52.92%

1.24%

(0.16)%

277%

213,017

March 31, 2004

26.78

(.12)

17.67

17.55

(.01)

—

(.01)

17.54

44.32

65.53%

1.26%

(0.32)%

550%

236,961

March 31, 2003

27.90

.03

(1.15)

(1.12)

—

—

—

(1.12)

26.78

(4.01)%

1.27%

0.09%

744%

75,185

Precious Metals Fund Advisor Class

September 30, 2007Δ

55.24

(.30)

9.62

9.32

—

—

—

9.32

64.56

16.87%

1.76%**

(1.03)%**

119%

7,224

March 31, 2006

35.37

(.28)

18.74

18.46

—

—

—

18.46
53.83

52.19%

1.75%

(0.70)%

277%

14,087

March 31, 2007

53.83

(.27)

1.68

1.41

—

—

—

1.41

55.24

2.62%

1.76%

(0.51)%

259%

8,387

March 31, 2005

44.17

(.03)

March 31, 2004*

31.68

(.18)

12.68

12.50

(.01)

—

(.01)

12.49

44.17

39.46%

1.72%**

(0.68)%**

550%

2,112

(8.77)

(8.80)

—

—

—

(8.80)

35.37

(19.92)%

1.72%

(0.09)%

358%

8,596

Precious Metals Fund A-Class

March 31, 2007

54.03

(.15)

1.71

1.56

—

—

—

1.56

55.59

2.89%

1.51%

(0.28)%

259%

4,778

September 30, 2007Δ

55.59

(.24)

9.70

9.46

—

—

—

9.46

65.05

17.02%

1.52%**

(0.83)%**

119%

6,006

March 31, 2006

35.41

(.19)

18.81

18.62

—

—

—

18.62

54.03

52.58%

1.52%

(0.43)%

277%

5,701

March 31, 2005*

37.26

(.01)

(1.84)

(1.85)

—

—

—

(1.85)

35.41

(4.97)%

1.45%**

(0.02)%**

358%

217

Precious Metals Fund C-Class

September 30, 2007Δ

53.12

(.44)

9.23

8.79

—

—

—

8.79

61.91

16.55%

2.26%**

(1.58)%**

119%

25,491

March 31, 2006

34.37

(.46)

18.11

17.65

—

—

—

17.65

52.02

51.35%

2.25%

(1.20)%

277%

24,266

March 31, 2007

52.02

(.51)

1.61

1.10

—

—

—

1.10

53.12

2.11%

2.26%

(1.00)%

259%

23,486

March 31, 2004

26.35

(.51)

17.33

16.82

(.01)

—

(.01)

16.81

43.16

63.83%

2.27%

(1.38)%

550%

17,998

March 31, 2005

43.16

(.39)

(8.40)

(8.79)

—

—

—

(8.79)

34.37

(20.37)%

2.23%

(1.08)%

358%

20,426

March 31, 2003

27.72

(.27)

(1.10)

(1.37)

—

—

—

(1.37)

26.35

(4.94)%

2.27%

(0.94)%

744%

2,150

Retailing Fund Investor Class

March 31, 2007

September 30, 2007Δ

14.47

(.02)

(.96)

(.98)

—

—

—

(.98)

13.49

(6.77)%

1.37%**

(0.34)%**

640%

4,783

March 31, 2006

12.30

(.08)

1.26

1.18

—

—

—

1.18

13.48

9.59%

1.33%

(0.60)%

1,163%

7,608

13.48

(.06)

1.05

.99

—

—

—

.99

14.47

7.34%

1.36%

(0.45)%

952%

4,033

March 31, 2004

8.00

(.08)

3.82

3.74

—

—

—

3.74

11.74

46.75%

1.35%

(0.78)%

1,825%

11,738

March 31, 2005

11.74

(.06)

.62

.56

—

—

—

.56

12.30

4.77%

1.33%

(0.54)%

1,505%

7,529

March 31, 2003

11.12

(.07)

(3.05)

(3.12)

—

—

—

(3.12)

8.00

(28.06)%

1.38%

(0.82)%

3,788%

2,964

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Retailing Fund Advisor Class

March 31, 2007

September 30, 2007Δ

$13.97

$

(.07)

$

(.90)

$

(.97)

$

—

$

—

$

—

$

(.97)

$13.00

(6.94)%

1.86%**

(1.06)%**

640%

$

1,264

March 31, 2006

11.99

(.15)

1.23

1.08

—

—

—

1.08

13.07

9.01%

1.82%

(1.18)%

1,163%

3,385

13.07

(.10)

1.00

.90

—

—

—

.90

13.97

6.89%

1.86%

(0.73)%

952%

2,791

March 31, 2004

March 31, 2005

7.85

(.13)

3.77

3.64

—

—

—

3.64

11.49

46.37%

1.85%

(1.25)%

1,825%

15,863

11.49

(.12)

.62

.50

—

—

—

.50

11.99

4.35%

1.83%

(1.09)%

1,505%

6,445

March 31, 2003

10.94

(.12)

(2.97)

(3.09)

—

—

—

(3.09)

7.85

(28.24)%

1.88%

(1.35)%

3,788%

14,965

Retailing Fund A-Class

September 30, 2007Δ

14.04

(.07)

(.88)

(.95)

March 31, 2007

13.10

(.07)

1.01

.94

—

—

—

.94

14.04

7.18%

1.57%

(0.54)%

952%

385

—

—

—

(.95)

13.09

(6.77)%

1.61%**

(0.92)%**

640%

116

March 31, 2006

12.01

(.11)

March 31, 2005*

10.45

(.07)

1.63

1.56

—

—

—

1.56

12.01

14.93%

1.68%**

(1.03)%**

1,505%

1

1.20

1.09

—

—

—

1.09

13.10

9.08%

1.59%

(0.87)%

1,163%

46

Retailing Fund C-Class

March 31, 2007

12.80

(.15)

.97

.82

—

—

—

.82

13.62

6.41%

2.34%

(1.17)%

952%

2,650

September 30, 2007Δ

13.62

(.10)

(.88)

(.98)

—

—

—

(.98)

12.64

(7.20)%

2.36%**

(1.49)%**

640%

2,387

March 31, 2005

11.37

(.17)

.60

.43

—

—

—

.43

11.80

3.78%

2.33%

(1.52)%

1,505%

1,774

March 31, 2006

11.80

(.20)

1.20

1.00

—

—

—

1.00

12.80

8.47%

2.34%

(1.65)%

1,163%

1,586

March 31, 2003

11.02

(.20)

(3.01)

(3.21)

—

—

—

(3.21)

7.81

(29.13)%

2.32%

(1.89)%

3,788%

85

March 31, 2004

7.81

(.18)

3.74

3.56

—

—

—

3.56

11.37

45.58%

2.36%

(1.72)%

1,825%

2,362

Technology Fund Investor Class

March 31, 2007

12.35

(.11)

.29

.18

—

—

—

.18

12.53

1.46%

1.36%

(0.91)%

684%

14,274

September 30, 2007Δ

12.53

(.05)

1.91

1.86

—

—

—

1.86

14.39

14.84%

1.37%**

(0.77)%**

368%

30,558

March 31, 2006

March 31, 2005

11.40

.03

(1.08)

(1.05)

—

—

—

(1.05)

10.35

(9.21)%

1.31%

0.33%

1,304%

13,346

10.35

(.09)

2.12

2.03

(.03)

—

(.03)

2.00

12.35

19.65%

1.33%

(0.79)%

666%

21,182

March 31, 2003

11.00

(.09)

(3.80)

(3.89)

—

—

—

(3.89)

7.11

(35.36)%

1.38%

(1.13)%

1,938%

8,348

March 31, 2004

7.11

(.11)

4.40

4.29

—

—

—

4.29

11.40

60.34%

1.36%

(1.07)%

1,853%

17,114

Technology Fund Advisor Class

March 31, 2007

11.94

(.16)

.27

September 30, 2007Δ

12.05

(.08)

1.84

1.76

—

—

—

1.76

13.81

14.61%

1.88%**

(1.18)%**

368%

6,049

March 31, 2006

10.06

(.14)

2.05

1.91

(.03)

—

(.03)

1.88

11.94

19.02%

1.84%

(1.32)%

666%

12,737

.11

—

—

—

.11

12.05

0.92%

1.86%

(1.41)%

684%

4,807

March 31, 2004

6.97

(.16)

4.32

4.16

March 31, 2005

11.13

.02

(1.09)

—

—

—

4.16

11.13

59.68%

1.86%

(1.58)%

1,853%

17,972

(1.07)

—

—

—

(1.07)

10.06

(9.61)%

1.83%

0.21%

1,304%

10,693

March 31, 2003

10.77

(.12)

(3.68)

(3.80)

—

—

—

(3.80)

6.97

(35.28)%

1.88%

(1.62)%

1,938%

16,717

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Increase

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

September 30, 2007Δ

$12.09

$ (.07)

$ 1.85

$ 1.78

$ —

$ —

$ —

$ 1.78

$13.87

14.72%

1.61%**

(1.00)%**

368%

$ 1,026

Technology Fund A-Class

March 31, 2006

10.07

(.13)

2.04

1.91

(.03)

—

(.03)

1.88

11.95

19.00%

1.63%

(1.15)%

666%

633

March 31, 2007

11.95

(.14)

.28

.14

—

—

—

.14

12.09

1.17%

1.61%

(1.18)%

684%

278

March 31, 2005*

9.32

—§

.75

.75

—

—

—

.75

10.07

8.05%

1.54%**

0.00%**

1,304%

6

September 30, 2007Δ

11.87

(.11)

1.80

1.69

—

—

—

1.69

13.56

14.24%

2.36%**

(1.74)%**

368%

5,433

Technology Fund C-Class

March 31, 2006

10.01

March 31, 2007

(.21)

2.04

1.83

(.03)

—

(.03)

1.80

11.81

18.31%

2.35%

(1.88)%

666%

2,800

11.81

(.22)

.28

.06

—

—

—

.06

11.87

0.51%

2.35%

(1.91)%

684%

1,538

March 31, 2004

7.00

(.21)

4.31

4.10

—

—

—

4.10

11.10

58.57%

2.36%

(2.13)%

1,853%

1,101

March 31, 2005

11.10

—§

(1.09)

(1.09)

—

—

—

(1.09)

10.01

(9.82)%

2.32%

0.00%

1,304%

1,284

March 31, 2003

10.90

(.18)

(3.72)

(3.90)

—

—

—

(3.90)

7.00

(35.78)%

2.37%

(2.07)%

1,938%

434

Telecommunications Fund Investor Class

March 31, 2007

17.74

.16

1.23

1.39

(.11)

—

(.11)

1.28

19.02

7.87%

1.37%

0.89%

430%

16,699

September 30, 2007Δ

19.02

.05

3.20

3.25

—

—

—

3.25

22.27

17.09%

1.37%**

0.49%**

315%

27,534

March 31, 2006

14.33

.21

3.60

3.81

(.40)

—

(.40)

3.41

17.74

26.96%

1.38%

1.30%

820%

56,695

March 31, 2004

10.05

—§

5.48

5.48

(.05)

—

(.05)

5.43

15.48

54.59%

1.37%

0.01%

1,506%

14,406

March 31, 2005

15.48

.09

(1.24)

(1.15)

—

—

—

(1.15)

14.33

(7.43)%

1.35%

0.60%

1,142%

6,003

March 31, 2003††

15.12

.06

(5.13)

(5.07)

—

—

—

(5.07)

10.05

(33.53)%

1.38%

0.46%

2,431%

9,152

September 30, 2007Δ

18.24

Telecommunications Fund Advisor Class

(.02)

3.08

3.06

—

—

—

3.06

21.30

16.78%

1.87%**

(0.18)%**

315%

3,930

March 31, 2006

13.88

.12

3.50

3.62

(.40)

—

(.40)

3.22

17.10

26.46%

1.82%

0.81%

820%

8,487

March 31, 2007

17.10

.04

1.21

1.25

(.11)

—

(.11)

1.14

18.24

7.35%

1.83%

0.22%

430%

6,584

March 31, 2004

9.81

(.08)

5.39

5.31

(.05)

—

(.05)

5.26

15.07

54.20%

1.87%

(0.58)%

1,506%

7,376

March 31, 2005

15.07

.03

(1.22)

(1.19)

—

—

—

(1.19)

13.88

(7.90)%

1.86%

0.19%

1,142%

1,922

March 31, 2003††

14.76

(.09)

(4.86)

(4.95)

—

—

—

(4.95)

9.81

(33.54)%

1.86%

(0.68)%

2,431%

898

September 30, 2007Δ

18.28

(.02)

3.12

3.10

—

—

—

3.10

21.38

16.96%

1.58%**

(0.18)%**

315%

2,516

Telecommunications Fund A-Class

March 31, 2006

13.90

(.03)

3.68

3.65

(.40)

—

(.40)

3.25

17.15

26.64%

1.88%

(0.18)%

820%

4,193

March 31, 2007

17.15

.05

1.19

1.24

(.11)

—

(.11)

1.13

18.28

7.27%

1.49%

0.28%

430%

2,126

March 31, 2005*

13.55

.11

.24

.35

—

—

—

.35

13.90

2.58%

1.54%**

1.25%**

1,142%

3

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

Net Realized

Net Increase

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Telecommunications Fund C-Class

March 31, 2007

September 30, 2007Δ

$17.93

$

(.07)

$

3.03

$

2.96

$

—

$

—

$

—

$

2.96

$20.89

16.51%

2.36%**

(0.69)%**

315%

$

7,462

March 31, 2006

13.81

.01

3.48

3.49

(.40)

—

(.40)

3.09

16.90

25.65%

2.31%

0.09%

820%

2,827

16.90

(.06)

1.20

1.14

(.11)

—

(.11)

1.03

17.93

6.78%

2.33%

(0.35)%

430%

4,763

March 31, 2004

March 31, 2005

9.84

(.15)

5.42

5.27

(.05)

—

(.05)

5.22

15.06

53.62%

2.37%

(1.09)%

1,506%

3,635

15.06

(.07)

(1.18)

(1.25)

—

—

—

(1.25)

13.81

(8.30)%

2.38%

(0.51)%

1,142%

1,784

March 31, 2003††

14.97

(.09)

(5.04)

(5.13)

—

—

—

(5.13)

9.84

(34.27)%

2.41%

(0.71)%

2,431%

774

Transportation Fund Investor Class

September 30, 2007Δ

29.16

.04

(.79)

(.75)

March 31, 2007

28.30

(.14)

1.00

.86

—

—

—

.86

29.16

3.04%

1.36%

(0.48)%

686%

6,635

—

—

—

(.75)

28.41

(2.57)%

1.37%**

0.28%**

579%

4,857

March 31, 2006

22.42

(.09)

March 31, 2005

18.84

(.11)

3.69

3.58

—

—

—

3.58

22.42

19.00%

1.32%

(0.51)%

929%

7,890

5.97

5.88

—

—

—

5.88

28.30

26.23%

1.37%

(0.36)%

669%

48,580

March 31, 2003††

20.85

(.12)

(5.70)

(5.82)

—

—

—

(5.82)

15.03

(27.91)%

1.40%

(0.70)%

2,786%

960

March 31, 2004

15.03

(.06)

3.87

3.81

—

—

—

3.81

18.84

25.35%

1.36%

(0.34)%

1,624%

3,792

September 30, 2007Δ

27.42

.03

(.80)

(.77)

—

—

—

(.77)

26.65

(2.81)%

1.87%**

0.18%**

579%

3,465

Transportation Fund Advisor Class

March 31, 2006

21.31

(.19)

5.63

5.44

—

—

—

5.44

26.75

25.53%

1.86%

(0.81)%

669%

8,478

March 31, 2007

26.75

(.26)

.93

.67

—

—

—

.67

27.42

2.50%

1.86%

(0.97)%

686%

3,556

March 31, 2005

March 31, 2004

14.40

(.12)

3.74

3.62

—

—

—

3.62

18.02

25.14%

1.83%

(0.73)%

1,624%

4,284

18.02

(.21)

3.50

3.29

—

—

—

3.29

21.31

18.26%

1.82%

(1.05)%

929%

5,748

March 31, 2003††

19.98

(.15)

(5.43)

(5.58)

—

—

—

(5.58)

14.40

(27.93)%

1.92%

(0.94)%

2,786%

3,561

Transportation Fund A-Class

March 31, 2007

26.87

(.19)

.92

.73

—

—

—

.73

27.60

2.72%

1.61%

(0.70)%

686%

483

September 30, 2007Δ

27.60

.01

(.75)

(.74)

—

—

—

(.74)

26.86

(2.68)%

1.62%**

0.09%**

579%

308

March 31, 2005*

18.73

(.09)

2.70

2.61

—

—

—

2.61

21.34

13.93%

1.54%**

(0.71)%**

929%

22

March 31, 2006

21.34

(.17)

5.70

5.53

—

—

—

5.53

26.87

25.91%

1.66%

(0.71)%

669%

3,044

Transportation Fund C-Class

March 31, 2007

27.14

(.40)

.94

September 30, 2007Δ

27.68

(.08)

(.76)

(.84)

—

—

—

(.84)

26.84

(3.03)%

2.36%**

(0.59)%**

579%

2,990

March 31, 2006

21.71

(.35)

5.78

5.43

—

—

—

5.43

27.14

25.01%

2.38%

(1.43)%

669%

5,385

.54

—

—

—

.54

27.68

1.99%

2.37%

(1.47)%

686%

4,894

March 31, 2004

14.85

(.25)

3.83

3.58

March 31, 2005

18.43

(.32)

3.60

—

—

—

3.58

18.43

24.11%

2.36%

(1.53)%

1,624%

656

3.28

—

—

—

3.28

21.71

17.80%

2.32%

1.51)%

929%

1,807

March 31, 2003††

20.73

(.27)

(5.61)

(5.88)

—

—

—

(5.88)

14.85

(28.36)%

2.36%

(1.51)%

2,786%

514

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

AVERAGE NET ASSETS:

RATIOS TO

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

Net Realized

Net Increase

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return†††

Expenses

(Loss)

Rate

omitted)

September 30, 2007Δ

$31.89

$

.25

$

(.39)

$

(.14)

$

—

$

—

$

—

$

(.14)

$

31.75

(0.41)%

1.37%**

1.51%**

174%

$

21,461

Utilities Fund Investor Class

March 31, 2006

23.62

.51

1.21

1.72

(.44)

—

(.44)

1.28

24.90

7.25%

1.33%

1.99%

728%

11,717

March 31, 2007

24.90

.52

6.83

7.35

(.36)

—

(.36)

6.99

31.89

29.64%

1.37%

1.86%

557%

84,150

March 31, 2004

16.38

.45

4.71

5.16

(.97)

—

(.97)

4.19

20.57

32.11%

1.35%

2.50%

1,609%

19,170

March 31, 2005

20.57

.53

2.82

3.35

(.30)

—

(.30)

3.05

23.62

16.35%

1.33%

2.46%

1,124%

17,861

March 31, 2003††

25.44

.60

(9.12)

(8.52)

(.54)

—

(.54)

(9.06)

16.38

(33.55)%

1.39%

3.24%

3,158%

9,978

September 30, 2007Δ

30.65

.15

(.34)

(.19)

—

—

—

(.19)

30.46

(0.62)%

1.86%**

0.96%**

174%

2,968

Utilities Fund Advisor Class

March 31, 2006

22.96

.36

1.20

1.56

(.44)

—

(.44)

1.12

24.08

6.76%

1.83%

1.46%

728%

1,427

March 31, 2007

24.08

.37

6.56

6.93

(.36)

—

(.36)

6.57

30.65

28.90%

1.86%

1.38%

557%

11,929

March 31, 2004

16.11

.30

4.66

4.96

(.97)

—

(.97)

3.99

20.10

31.39%

1.84%

1.91%

1,609%

1,072

March 31, 2005

20.10

.42

2.74

3.16

(.30)

—

(.30)

2.86

22.96

15.78%

1.83%

1.95%

1,124%

8,045

March 31, 2003††

25.23

.33

(8.91)

(8.58)

(.54)

—

(.54)

(9.12)

16.11

(34.07)%

1.89%

1.74%

3,158%

2,239

September 30, 2007Δ

30.87

.21

(.38)

(.17)

—

—

—

(.17)

30.70

(0.55)%

1.62%**

1.31%**

174%

2,938

Utilities Fund A-Class

March 31, 2006

23.00

.44

1.18

1.62

(.44)

—

(.44)

1.18

24.18

7.01%

1.60%

1.75%

728%

626

March 31, 2007

24.18

.43

6.62

7.05

(.36)

—

(.36)

6.69

30.87

29.28%

1.61%

1.52%

557%

4,756

March 31, 2005*

20.66

.40

2.24

2.64

(.30)

—

(.30)

2.34

23.00

12.84%

1.54%**

2.98%**

1,124%

128

September 30, 2007Δ

29.66

.08

(.35)

(.27)

—

—

—

(.27)

29.39

(0.91)%

2.37%**

0.56%**

174%

5,195

Utilities Fund C-Class

March 31, 2006

22.47

.24

1.15

1.39

(.44)

—

(.44)

.95

23.42

6.15%

2.34%

1.00%

728%

5,346

March 31, 2007

23.42

.22

6.38

6.60

(.36)

—

(.36)

6.24

29.66

28.30%

2.36%

0.82%

557%

11,013

March 31, 2004

15.93

.22

4.59

4.81

(.97)

—

(.97)

3.84

19.77

30.80%

2.36%

1.19%

1,609%

3,948

March 31, 2005

19.77

.29

2.71

3.00

(.30)

—

(.30)

2.70

22.47

15.23%

2.32%

1.39%

1,124%

4,807

March 31, 2003††

25.08

.30

(8.91)

(8.61)

(.54)

—

(.54)

(9.15)

15.93

(34.40)%

2.42%

1.56%

3,158%

939

August 1, 2003 — Precious Metals Fund Advisor Class;

* Since the commencement of operations:

Energy Services Fund A-Class, Financial Services Fund A-Class, Health Care Fund A-Class, Internet Fund A-Class, Leisure Fund A-Class, Precious Metals Fund A-Class, Retailing Fund

September 1, 2004 — Banking Fund A-Class, Basic Materials A-Class, Biotechnology Fund A-Class, Consumer Products Fund A-Class, Electronics Fund A-Class, Energy Fund A-Class,

** Annualized

A-Class, Technology Fund A-Class, Telecommunications Fund A-Class, Transportation Fund A-Class and Utilities Fund A-Class.

†† Per share amounts for the year ended March 31, 2003 have been restated to reflect a 1:3 reverse stock split effective April 21, 2003.

† Calculated using the average daily shares outstanding for the year.

††† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

§  Less than $.01 per share.

Δ  Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization and Significant Accounting Policies

as of 4:00 p.m. Over-the-Counter options held by the

Organization

Trust are valued using the average bid price obtained

The Rydex Series Funds (the “Trust”) is registered with

from one or more security dealers. The value of futures

the SEC under the Investment Company Act of 1940 (the

contracts purchased and sold by the Trust is accounted

“1940 Act”) as a non-diversified, open-ended investment

for using the unrealized gain or loss on the contracts

current realized settlement prices. Financial futures

company, and is authorized to issue an unlimited number

that is determined by marking the contracts to their

of no par value shares. The Trust offers five separate

classes of shares, Investor Class Shares, Advisor Class

contracts are valued at the last quoted sales price,

Shares, A-Class Shares, C-Class Shares, and H-Class

usually as of 4:00 p.m. on the valuation date. In the

Shares. C-Class Shares have a 1% contingent deferred

event that the exchange for a specific futures contract

sales charge (“CDSC”) if shares are redeemed within 12

closes earlier than 4:00 p.m., the futures contract is

months of purchase. Sales of shares of each Class are

valued at the Official Settlement Price of the exchange.

made without a front-end sales charge at the net asset

However, the underlying securities from which the

value per share, with the exception of A-Class Shares.

futures contract value is derived are monitored until

A-Class Shares are sold at net asset value, plus the

4:00 p.m. to determine if fair valuation would provide a

applicable front-end sales charge. The sales charge varies

more accurate valuation. Short-term securities, if any,

depending on the amount purchased, but will not

are valued at amortized cost, which approximates

exceed 4.75%. A-Class Share purchases of $1 million or

market value.

more are exempt from the front-end sales charge but

Structured notes are valued in accordance with the

have a 1% CDSC if shares are redeemed within 18

terms of their agreement at the value of the underlying

months of purchase.

index close, usually 4:00 p.m., adjusted for any interest

At September 30, 2007, the Trust consisted of fifty-three

accruals and financing charges. If the securities

separate Funds: twenty-two Benchmark Funds, one

comprising the underlying index cease trading before a

Money Market Fund, ten Alternative Strategies Funds,

Fund’s close of business, the index will be fair valued

seventeen Sector Funds and three Essential Portfolio

with the use of an appropriate market indicator.

Funds. This report covers the seventeen Sector Funds

Traditional open-end investment companies (“Mutual

(the “Funds”), while the Money Market Fund, the

Funds”) are valued at their Net Asset Value (the “NAV”)

Benchmark Funds, the Alternative Strategies Funds and

as of the close of business, usually 4:00 p.m. on the

the Essential Portfolio Funds are contained in separate

valuation date. Exchange Traded Funds (“ETFs”) and

reports.

closed-end investment companies are valued at the last

Rydex Investments provides advisory, transfer agent and

quoted sales price.

administrative services, and accounting services to the

The value of domestic equity index and credit default

Trust. Rydex Distributors, Inc. (the “Distributor”) acts as

swap agreements entered into by a Fund is accounted

principal underwriter for the Trust. Both Rydex

for using the unrealized gain or loss on the agreements

Investments and the Distributor are affiliated entities.

that is determined by marking the agreements to the

Significant Accounting Policies

last quoted value of the index that the swap pertains to

The following significant accounting policies are in

at the close of the NYSE, usually 4:00 p.m. The swap’s

conformity with U.S. generally accepted accounting

market value is then adjusted to include dividends

accrued, financing charges and/or interest associated

with the swap agreements.

principles and are consistently followed by the Trust. All

time references are based on Eastern Time. The

information contained in these notes may not apply to

The value of foreign equity index and currency index

every Fund in the Trust.

swap agreements entered into by the Funds are

accounted for using the unrealized gain or loss on the

A. Equity securities listed on an exchange (New York

Stock Exchange (“NYSE”) or American Stock Exchange)

agreements that is determined by marking the

are valued at the last quoted sales price as of the close

agreements to the price at which orders are being filled

of business on the NYSE, usually 4:00 p.m. on the

at the close of the NYSE, usually 4:00 p.m. In the event

valuation date. Equity securities listed on the NASDAQ

that no order is filled at 4:00 p.m., the security dealer

market system are valued at the NASDAQ Official

provides a fair value quote at which the swap agreement

Closing Price, usually as of 4:00 p.m. on the valuation

is valued. The swap’s market value is then adjusted to

date. Listed options held by the Trust are valued at the

include dividends accrued, financing charges and/or

interest associated with the swap agreements.

Official Settlement Price listed by the exchange, usually

68

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments, including structured notes, for which market

transactions. In addition, the Fund must pay out the

quotations are not readily available, are fair valued as

dividend rate of the equity or coupon rate of the

determined in good faith by Rydex Investments under

treasury obligation to the lender and records this as an

direction of the Board of Trustees using methods

expense. Short dividends or interest expense is a cost

established or ratified by the Board of Trustees. These

associated with the investment objective of short sales

methods include, but are not limited to: (i) general

transactions, rather than an operational cost associated

information as to how these securities and assets trade;

with the day-to-day management of any mutual fund.

(ii) in connection with futures contracts and options

F. Upon the purchase of an option by a Fund, the

thereupon, and other derivative investments, information

as to how (a) these contracts and other derivative

premium paid is recorded as an investment, the value of

investments trade in the futures or other derivative

which is marked-to-market daily. When a purchased

markets, respectively, and (b) the securities underlying

option expires, that Fund will realize a loss in the

amount of the cost of the option. When a Fund enters

these contracts and other derivative investments trade in

the cash market; and (iii) other information and consid-

into a closing sale transaction, that Fund will realize a

erations, including current values in related markets.

gain or loss depending on whether the proceeds from

the closing sale transaction are greater or less than the

B. Securities transactions are recorded on the trade date

cost of the option. When a Fund exercises a put option,

for financial reporting purposes. Realized gains and

that Fund will realize a gain or loss from the sale of the

losses from securities transactions are recorded using

underlying security and the proceeds from such sale will

the identified cost basis. Proceeds from lawsuits related

be decreased by the premium originally paid. When a

to investment holdings are recorded as realized gains in

Fund exercises a call option, the cost of the security

the respective Fund. Dividend income is recorded on the

purchased by that Fund upon exercise will be increased

ex-dividend date, net of applicable taxes withheld by

by the premium originally paid. When a Fund writes

foreign countries. Interest income, including amortization

(sells) an option, an amount equal to the premium

of premiums and accretion of discount, is accrued on a

received is entered in that Fund's accounting records as

daily basis.

an asset and equivalent liability. The amount of the

current value of the option written. When a written

C. Distributions of net investment income and net

liability is subsequently marked-to-market to reflect the

realized capital gains are recorded on the ex-dividend

date and are determined in accordance with income tax

option expires, or if a Fund enters into a closing

regulations which may differ from U.S. generally

purchase transaction, that Fund realizes a gain (or loss if

accepted accounting principles. These differences are

the cost of a closing purchase transaction exceeds the

primarily due to differing treatments for items such as

premium received when the option was sold).

deferral of wash sales and post-October losses and

G. The Trust may enter into stock and bond index

regulated futures contracts and options. Net investment

futures contracts and options on such futures contracts.

income and loss, net realized gains and losses, and net

Futures contracts are contracts for delayed delivery of

assets are not affected by these differences.

securities at a specified future delivery date and at a

D. The Funds seek capital appreciation and invest

specific price. Upon entering into a contract, a Fund

substantially all of their assets in equity securities of

deposits and maintains as collateral such initial margin as

companies involved in their sector.

required by the exchange on which the transaction is

effected. Pursuant to the contract, the Fund agrees to

E. When a Fund engages in a short sale of an equity or

fixed income security, an amount equal to the proceeds

receive from or pay to the broker an amount of cash

is reflected as an asset and an equivalent liability. The

equal to the daily fluctuation in value of the contract.

amount of the liability is subsequently marked-to-market

Such receipts or payments are known as variation margin

and are recorded by the Fund as unrealized gains or

to reflect the market value of the short sale. The Fund

losses. When the contract is closed, the Fund records a

maintains a segregated account of cash and/or securities

realized gain or loss equal to the difference between the

as collateral for short sales. The Fund is exposed to

value of the contract at the time it was opened and the

market risk based on the amount, if any, that the market

value of the security exceeds the market value of the

value at the time it was closed.

domestic currency index swap agreements, which are

securities in the segregated account. Fees, if any, paid to

H. The Trust may enter into domestic equity index and

brokers to borrow securities in connection with short

sales are considered part of the cost of short sale

over-the-counter contracts in which one party agrees to

make periodic payments based on the change in market

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

69

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of a specified equity security, basket of equity

J. The Funds may also purchase American Depository

securities, equity index, or domestic currency index, in

Receipts, U.S. Government securities, and enter into

return for periodic payments based on a fixed or variable

repurchase agreements.

interest rate or the change in market value of a different

K. The Funds may leave cash overnight in their cash

equity security, basket of equity securities, equity index,

account with the custodian, U.S. Bank. Periodically, a

or domestic currency index. Swap agreements are used

to obtain exposure to an equity or market without

Fund may have cash due to custodian bank as an

owning or taking physical custody of securities. The swap

overdraft balance. A fee is incurred on this overdraft,

calculated by multiplying the overdraft by a rate based

agreements are marked-to-market daily based upon

on the federal funds rate.

quotations from market makers and the change, if any, is

recorded as unrealized gain or loss. Payments received

L. Interest and dividend income, most expenses, all

or made as a result of the swap agreement or

realized gains and losses, and all unrealized gains and

termination of the agreement are recognized as realized

losses are allocated to the Classes based upon the value

gains or losses.

of the outstanding shares in each Class. Certain costs,

The Trust may enter into credit default swap agreements

such as distribution fees relating to A-Class Shares and

where one party, the protection buyer, makes an upfront

H-Class Shares and service and distribution fees related

to Advisor Class Shares and C-Class Shares, are charged

or periodic payments to counterparty, the protection

directly to specific Classes. In addition, certain expenses

seller, in exchange for the right to receive a contingent

have been allocated to the individual Funds in the Trust

payment. The maximum amount of the payment may

on a pro rata basis upon the respective aggregate net

equal the notional amount, at par, of the underlying

index or security as a result of a related credit event.

assets of each Fund included in the Trust.

Upfront payments received or made by a Fund, are

M. The preparation of financial statements in conformity

amortized over the expected life of the agreement.

with U.S. generally accepted accounting principles

Periodic payments received or paid by a Fund are

requires management to make estimates and

recorded as realized gains or losses. The credit default

assumptions that affect the reported amount of assets

liabilities at the date of the financial statements and the

contracts are marked-to-market daily based upon

and liabilities and disclosure of contingent assets and

quotations from market makers and the change, if any, is

recorded as unrealized gain or loss. Payments received

reported amounts of revenues and expenses during the

or made as a result of a credit event or termination of

reporting period. Actual results could differ from these

the contract are recognized, net of a proportional

estimates.

amount of the upfront payment, as realized gains or

2. Financial Instruments

losses.

As part of its investment strategy, the Trust may utilize

I. The Trust may invest in structured notes, which are

short sales and a variety of derivative instruments,

over-the-counter contracts linked to the performance of

including options, futures, options on futures, structured

an underlying benchmark such as interest rates, equity

notes, and swap agreements. These investments involve,

markets, equity indices, commodities indices, corporate

to varying degrees, elements of market risk and risks in

credits or foreign exchange markets. A structured note is

excess of the amounts recognized in the Statements of

a type of bond in which an issuer borrows money from

Assets and Liabilities.

investors and pays back the principal, adjusted for

Throughout the normal course of business, the Funds

performance of the underlying benchmark, at a specified

enter into contracts that contain a variety of

maturity date. In addition, the contract may require

periodic interest payments. Structured notes are used to

representations and warranties which provide general

obtain exposure to a market without owning or taking

indemnifications. The Funds’ maximum exposure under

physical custody of securities or commodities.

these arrangements is unknown, as this would involve

Fluctuations in value of the structured notes are

future claims that may be made against the Funds

and/or their affiliates that have not yet occurred.

recorded as unrealized gains and losses in the

accompanying financial statements. Coupon payments

However, based on experience, the Funds expect the

are recorded as income while net payments are recorded

risk of loss to be remote.

as net realized gains/losses.

Short sales are transactions in which a Fund sells an

equity or fixed income security it does not own. If the

70

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

security sold short decreases in price between the time

the Trust will not enter into any swap agreement unless

the Fund sells the security and closes its short position,

Rydex Investments believes that the other party to the

that Fund will realize a gain on the transaction.

transaction is creditworthy, the Funds bear the risk of

Conversely, if the security increases in price during the

loss of the amount expected to be received under a

period, that Fund will realize a loss on the transaction.

swap agreement in the event of the default or

The risk of such price increases is the principal risk of

bankruptcy of the agreement counterparty.

engaging in short sales.

There are several risks associated with credit default

The risk associated with purchasing options is limited to

swaps. Credit default swaps involve the exchange of a

the premium originally paid. The risk in writing a covered

fixed-rate premium for protection against the loss in

call option is that a Fund may forego the opportunity for

value of an underlying debt instrument in the event of a

profit if the market price of the underlying security

defined credit event (such as payment default or

increases and the option is exercised. The risk in writing

bankruptcy). Under the terms of the swap, one party acts

a covered put option is that a Fund may incur a loss if

as a “guarantor,” receiving a periodic payment that is a

the market price of the underlying security decreases

fixed percentage applied to a notional principal amount.

and the option is exercised. In addition, there is the risk

In return, the party agrees to purchase the notional

that a Fund may not be able to enter into a closing

amount of the underlying instrument, at par, if a credit

transaction because of an illiquid secondary market or,

event occurs during the term of the swap. A Fund may

for over-the-counter options, because of the

enter into credit default swaps in which that Fund or its

counterparty’s inability to perform.

counterparty acts as guarantor. By acting as the

There are several risks in connection with the use of

guarantor of a swap, that Fund assumes the market and

futures contracts. Risks may be caused by an imperfect

credit risk of the underlying instrument, including

correlation between movements in the price of the

liquidity and loss of value.

instruments and the price of the underlying securities. In

In conjunction with the use of short sales, options,

addition, there is the risk that a Fund may not be able to

futures, options on futures, and swap agreements, the

enter into a closing transaction because of an illiquid

Funds are required to maintain collateral in various

secondary market.

forms. The Funds use, where appropriate, depending on

There are several risks associated with the use of

the financial instrument utilized and the broker involved,

structured notes. Structured securities are leveraged,

margin deposits at the broker, cash and/or securities

thereby providing an exposure to the underlying

segregated at the custodian bank, discount notes, or the

benchmark of three times the face amount and

repurchase agreements allocated to each Fund.

increasing the volatility of each note relative to the

The risks inherent in the use of short sales, options,

change in the underlying linked financial instrument. A

futures contracts, options on futures contracts, structured

highly liquid secondary market may not exist for the

notes, and swap agreements, include i) adverse changes

structured notes a Fund invests in, which may make it

in the value of such instruments; ii) imperfect correlation

difficult for that Fund to sell the structured notes it holds between the price of the instruments and movements in

at an acceptable price or to accurately value them. In

the price of the underlying securities, indices, or futures

addition, structured notes are subject to the risk that the

contracts; iii) the possible absence of a liquid secondary

counterparty to the instrument, or issuer, might not pay

market for any particular instrument at any time; and iv)

interest when due or repay principal at maturity of the

the potential of counterparty default. The Trust has

obligation. Although the Trust will not invest in any

established strict counterparty credit guidelines and

structured notes unless Rydex Investments believes that

enters into transactions only with financial institutions of the issuer is creditworthy, a Fund does bear the risk of

investment grade or better.

loss of the amount expected to be received in the event

3. Fees And Other Transactions With Affiliates

Under the terms of an investment advisory contract, the

of the default or bankruptcy of the issuer.

There are several risks associated with the use of swap

Trust pays Rydex Investments investment advisory fees

agreements that are different from those associated with

calculated at an annualized rate of 0.85% of the average

ordinary portfolio securities transactions. Swap

agreements may be considered to be illiquid. Although

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

71

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

daily net assets of each of the Funds, except the

annual 0.75% distribution fee reimburses the Distributor

Precious Metals Fund, which is 0.75% of the average

for paying the shareholder's financial advisor an ongoing

daily net assets.

sales commission. The Distributor advances the first

Advisor. The Distributor retains the service and

Rydex Investments provides transfer agent and

year’s service and distribution fees to the Financial

distribution fees on accounts with no authorized dealer

administrative services to the Funds for fees calculated

at an annualized rate of 0.25% of the average daily net

assets of each Fund.

of record.

Rydex Investments also provides accounting services to

During the period ended September 30, 2007, the

the Trust whose fee is calculated at an annualized rate of

Distributor retained sales charges of $370,341 relating to

0.10% on the first $250 million of the average daily net

sales of A-Class Shares of the Trust.

assets, 0.075% on the next $250 million of the average

Certain officers and trustees of the Trust are also officers daily net assets, 0.05% on the next $250 million of the

of Rydex Investments.

average daily net assets, and 0.03% on the average daily

net assets over $750 million of each Fund.

4. Federal Income Tax Information

The Funds intend to comply with the provisions of

Rydex Investments engages external service providers to

Subchapter M of the Internal Revenue Code applicable

perform other necessary services to the Trust, such as

to regulated investment companies and will distribute

accounting and auditing related services, legal services,

substantially all net investment income and capital gains

printing and mailing, etc. on a pass-through basis. Such

to shareholders. Therefore, no Federal income tax

expenses vary from Fund to Fund and are allocated to

provision has been recorded.

the Funds based on relative net assets. Organizational

and setup costs for new Funds are paid by the Trust.

Income and capital gain distributions are determined in

accordance with Federal income tax regulations, which

The Trust has adopted a Distribution Plan and

may differ from U.S. generally accepted accounting

Shareholder Services Plan applicable to its Advisor Class

principles. These differences are primarily due to

Shares and a Distribution Plan applicable to A-Class

differing treatments for derivatives, foreign currency

Shares and H-Class Shares for which the Distributor and

transactions, losses deferred due to wash sales, losses

other firms that provide distribution and/or shareholder

deferred due to post-October losses, and excise tax

services (“Service Providers”) may receive compensation.

regulations.

If a Service Provider provides distribution services, the

Trust will pay distribution fees to the Distributor at an

Permanent book and tax basis differences, if any, will

annual rate not to exceed 0.25% of average daily net

result in reclassifications. This includes reclasses due to

assets, pursuant to Rule 12b-1 of the 1940 Act. The

net operating losses, non-deductible expenses,

Distributor, in turn, will pay the Service Provider out of its differences in the treatment of certain investments, and

fees. The Distributor may, at its discretion, retain a

the utilization of earnings and profits distributed to the

portion of such payments to compensate itself for

shareholders on redemption of shares as part of the

distribution services. With regard to Advisor Class Shares

dividends paid deduction for income tax purposes.

only, if a Service Provider provides shareholder services,

These reclassifications have no effect on net assets or

the Distributor will receive shareholder servicing fees

net asset values per share.

from the Trust at an annual rate not to exceed 0.25% of

average daily net assets. The Distributor, in turn, will pay the Service Provider out of its fees.

The Trust has adopted a separate Distribution and

Shareholder Services Plan applicable to its C-Class

Shares that allows the Funds to pay annual distribution

and service fees of 1.00% of the Funds’ C-Class Shares

average daily net assets. The annual 0.25% service fee

compensates the shareholder's financial advisor for

providing on-going services to the shareholder. The

72

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At September 30, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax

Unrealized

Unrealized

Tax

Unrealized

Tax

Net

Fund

Cost

Gain

Loss

Gain

Banking Fund

$

18,088,725

$

1,067,124

$

(23,287)

$

1,043,837

Basic Materials Fund

132,451,373

30,644,807

(895,951)

29,748,856

Biotechnology Fund

94,326,362

37,835,289

(1,122,419)

36,712,870

Consumer Products Fund

21,178,211

6,105,497

(26,905)

6,078,592

Electronics Fund

38,132,324

9,119,431

(33,380)

9,086,051

Energy Fund

82,461,622

54,459,839

(72,610)

54,387,229

Energy Services Fund

202,682,689

98,687,056

(805,243)

97,881,813

Financial Services Fund

26,736,616

1,916,690

(211,424)

1,705,266

Health Care Fund

44,707,067

11,861,032

(149,830)

11,711,202

Internet Fund

27,842,159

4,629,474

(26,184)

4,603,290

Leisure Fund

7,109,426

2,967,185

(24,997)

2,942,188

Precious Metals Fund

115,886,436

110,198,891

(151,851)

110,047,040

Retailing Fund

7,917,887

2,628,177

(9,037)

2,619,140

Technology Fund

43,506,484

6,312,249

(397,553)

5,914,696

Telecommunications Fund

38,680,478

10,344,642

(74,239)

10,270,403

Transportation Fund

11,816,044

3,758,951

(42,067)

3,716,884

Utilities Fund

28,149,005

8,644,997

—

8,644,997

5. Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The

collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreements at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of September 30, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Lehman Brothers

Holdings, Inc.

3.90% due 10/01/07

$60,278,432

$60,278,432

$60,298,023

$60,278,432

$60,298,023

As of September 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Bills

01/31/08 - 03/13/08

0.00%

$62,520,000

$61,485,464

$61,485,464

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

73

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

6. Securities Transactions

During the period ended September 30, 2007, the cost of purchases and proceeds from sales of investment securities,

excluding short-term and temporary cash investments, were:

Banking

Materials

Basic

Biotech-

Consumer

Energy

Financial

Fund

Fund

nology

Fund

Products

Fund

Electronics

Fund

Energy

Services

Services

Fund

Fund

Fund

Purchases

$74,908,267

$192,361,046

$89,882,775

$77,823,134

$101,046,062

$101,963,176

$259,498,167

$151,348,369

Sales

$72,298,094

$171,301,251

$66,404,462

$89,235,680

$80,634,872

$117,525,252

$208,748,063

$170,433,029

Health

Precious

Telecommu-

Transpor-

Fund

Care

Internet

Fund

Leisure

Metals

Fund

Fund

Retailing

Fund

Technology

Fund

nications

Fund

tation

Fund

Purchases

$164,178,252

$63,569,227

$33,784,982

$209,456,638

$54,205,048

$142,571,882

$138,554,348

$87,017,903

Sales

$177,061,362

$46,421,784

$44,881,545

$241,615,435

$55,122,580

$123,730,461

$131,388,425

$90,358,827

Utilities

Fund

Purchases

$116,024,664

Sales

$194,386,201

74

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7. Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Shares Purchased

Purchased Through Dividend

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

March 31,

2007†

2007

Banking Fund

Investor Class

7,314,298

13,067,229

—

3,352

(6,889,088)

(13,036,401)

425,210

34,180

Advisor Class

A-Class

1,118,432

96,335

4,279,492

241,253

—

—

2,142

1,227

(1,234,059)

(23,112)

(4,254,126)

(233,964)

(115,627)

27,508

73,223

8,516

Basic Materials Fund

C-Class

1,101,734

1,233,441

—

2,184

(1,240,142)

(991,968)

(138,408)

243,657

Investor Class

Advisor Class

4,813,340

820,685

2,382,754

7,775,885

—

4,563

(4,452,393)

(6,821,454)

360,947

958,994

A-Class

227,819

229,310

—

447

(133,394)

(198,305)

94,425

31,452

—

1,570

(928,225)

(2,214,828)

(107,540)

169,496

Biotechnology Fund

C-Class

505,641

496,486

—

1,234

(400,895)

(501,647)

104,746

(3,927)

Investor Class

Advisor Class

4,886,496

890,142

13,870,842

—

—

(3,980,911)

2,758,621

—

—

(870,939)

(15,419,421)

905,585

(1,548,579)

(3,666,079)

19,203

(907,458)

A-Class

65,497

64,499

C-Class

519,382

2,079,492

—

—

—

—

(474,115)

(22,093)

(2,294,754)

(248,686)

43,404

(184,187)

Consumer Products Fund

45,267

(215,262)

Investor Class

1,341,271

6,775,542

—

958

(1,626,611)

(6,553,085)

(285,340)

223,415

Advisor Class

A-Class

1,196,847

14,815

2,222,820

338,896

—

291

(1,148,439)

(2,273,734)

—

214

(67,688)

(275,390)

(52,873)

48,408

(50,623)

63,720

C-Class

133,173

1,127,781

—

424

(192,633)

(1,012,785)

(59,460)

115,420

Electronics Fund

Investor Class

Advisor Class

9,068,173

27,492,564

—

—

(7,691,396)

(28,787,246)

1,376,777

(1,294,682)

A-Class

1,487,268

8,313

3,370,529

230,127

—

—

—

—

(1,526,955)

(4,028)

(4,329,142)

(315,413)

(39,687)

4,285

(958,613)

(85,286)

C-Class

1,795,280

Energy Fund

1,432,565

—

—

(1,663,118)

(1,577,384)

132,162

(144,819)

Investor Class

5,022,370

25,515,728

—

66,835

(5,981,611)

(26,505,709)

(959,241)

(923,146)

Advisor Class

A-Class

1,046,414

173,791

3,589,380

298,376

—

—

11,438

(959,963)

2,501

(70,412)

(3,811,861)

(306,064)

86,451

(211,043)

103,379

(5,187)

C-Class

1,329,775

1,998,850

—

16,314

(1,103,525)

(2,312,312)

226,250

(297,148)

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased Through Dividend

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

September 30,

2007†

March 31,

2007

Energy Services Fund

Investor Class

6,350,591

13,085,658

—

—

(5,688,540)

(14,439,520)

662,051

(1,353,862)

Advisor Class

A-Class

831,058

305,661

1,975,850

330,826

—

—

—

—

(758,107)

(187,240)

(2,588,904)

(347,240)

118,421

72,951

(613,054)

(16,414)

Financial Services Fund

C-Class

710,233

1,100,752

—

—

(624,342)

(1,195,397)

85,891

(94,645)

Investor Class

7,378,305

14,614,020

—

8,855

(7,590,501)

(13,954,971)

(212,196)

667,904

Advisor Class

A-Class

588,573

36,222

4,537,635

187,546

—

—

5,950

522

(1,575,127)

(68,385)

(3,851,859)

(440,755)

(986,554)

(32,163)

(252,687)

691,726

Health Care Fund

C-Class

818,520

1,079,733

—

1,532

(993,283)

(845,818)

(174,763)

235,447

Investor Class

6,583,796

23,189,843

—

—

(6,911,254)

(24,167,400)

(327,458)

(977,557)

Advisor Class

A-Class

1,328,512

26,974

6,222,030

285,028

—

—

—

—

(1,664,742)

(23,507)

(6,079,644)

(336,230)

142,386

C-Class

(389,375)

3,467

(104,347)

Internet Fund

878,081

1,660,348

—

—

(1,054,231)

(1,568,538)

(176,150)

91,810

Investor Class

1,506,681

4,778,281

—

—

(1,187,738)

(5,049,597)

318,943

(271,316)

Advisor Class

A-Class

401,073

1,689

1,108,128

9,522

—

—

—

—

(353,958)

(1,313)

(1,181,254)

(18,064)

47,115

376

(8,542)

(73,126)

Leisure Fund

C-Class

164,569

184,346

—

—

(155,844)

(217,483)

8,725

(33,137)

Investor Class

1,017,495

6,125,980

—

—

(1,165,649)

(6,375,693)

(148,154)

(249,713)

Advisor Class

A-Class

440,028

1,791

2,614,338

67,619

—

—

—

—

(516,074)

(60,154)
(2,643,145)

(5,752)

(76,046)

(58,363)

(28,807)

61,867

C-Class

99,800

Precious Metals Fund

262,991

—

—

(137,004)

(203,812)

(37,204)

59,179

Investor Class

8,069,282

24,146,645

—

—

(8,547,266)

(25,389,134)

(477,984)

(1,242,489)

Advisor Class

A-Class

415,583

68,222

1,526,274

220,918

—

—

—

(455,505)

—

(61,826)

(1,636,135)

(240,499)

(39,922)

(109,861)

6,396

(19,581)

C-Class

987,528

1,531,059

—

—

(1,017,889)

(1,555,378)

(30,361)

(24,319)

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased Through Dividend

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

September 30,

Period Ended

Year Ended

March 31,

September 30,

Period Ended

Year Ended

March 31,

September 30,

Period Ended

Year Ended

March 31,

September 30,

Period Ended

Year Ended

March 31,

2007†

2007

2007†

2007

2007†

2007

2007†

2007

Retailing Fund

Investor Class

Advisor Class

4,123,734

13,464,334

—

—

(4,048,038)

(13,749,986)

75,696

(285,652)

A-Class

512,485

3,168,275

2,864

30,721

—

—

—

—

(615,100)

(21,384)

(3,227,517)

(6,855)

(102,615)

(18,520)

(59,242)

C-Class

160,420

514,403

—

—

(166,198)

(443,684)

(5,778)

70,719

23,866

Technology Fund

Investor Class

Advisor Class

1,115,220

6,141,902

17,510,328

5,359,800

—

—

—

—

(1,076,207)

(5,157,985)

(18,085,957)

(6,027,744)

983,917

39,013

(575,629)

(667,944)

A-Class

102,744

C-Class

1,071,387

225,540

858,394

—

—

—

—

(800,441)

(51,732)

(255,522)

51,012

(965,780)

270,946

(107,386)

(29,982)

Telecommunications Fund

Investor Class

Advisor Class

1,205,513

7,070,916

9,062,999

—

2,258,488

—

1,064

6,065

(6,712,528)

(1,381,973)

(11,386,876)

(2,394,898)

(176,460)

358,388

(2,317,812)

(135,346)

A-Class

117,286

135,043

—

C-Class

903,979

603,253

—

928

62

(115,874)

(263,387)

1,412

(128,282)

Transportation Fund

(812,421)

(505,830)

91,558

98,351

Investor Class

3,451,848

11,483,581

—

—

(3,508,447)

(12,972,788)

(56,599)

(1,489,207)

Advisor Class

393,865

2,016,883

—

—

(393,549)

(2,204,069)

316

(187,186)

A-Class

C-Class

458,045

4,607

796,897

101,960

—

—

—

—

(523,434)

(10,612)

(818,548)

(197,768)

(65,389)

(6,005)

(21,651)

(95,808)

Utilities Fund

Investor Class

Advisor Class

4,829,063

17,336,125

—

15,755

(6,792,345)

(15,183,260)

(1,963,282)

2,168,620

A-Class

565,393

3,632,752

—

3,877

(857,114)

(3,306,739)

(291,721)

329,890

C-Class

692,214

65,022

1,000,197

452,318

—

—

2,150

(123,404)

3,617

(886,779)

(326,284)

(860,706)

(194,565)

(58,382)

128,184

143,108

†

Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

8. Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. As agent, U.S. Bank may, for investment purposes, pool the Trust’s collateral in joint accounts with cash collateral from one or more other securities lending customers of U.S. Bank. Under the terms of the Trust’s securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At September 30, 2007, the pooled cash collateral investments consisted of mutual funds (92.02%) and repurchase agreements (7.98%). Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day;

any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

Shares

Market Value

MUTUAL FUND

92.02%

Mount Vernon Securities Lending Trust

1,166,989,146

$ 1,166,989,146

TOTAL

$ 1,166,989,146

Cost

Market Value

Repurchase Date

REPURCHASE AGREEMENT

7.98%

Rate

5.05%

Goldman Sachs Group, Inc.

$101,250,000

$

101,250,000

10/01/07

TOTAL

$

101,250,000

100.00%

GRAND TOTAL

$ 1,268,239,146

As of September 30, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Range of Rates

Security Type

Current Par Value

Market Value

Maturity

0.00% – 6.51%

Federal Mortgage Backed Securities

$156,874,854

$

103,275,001

04/01/33 – 07/25/36

$

103,275,001

At September 30, 2007, the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Banking Fund

$

3,117,036

$

2,987,557

Basic Materials Fund

29,291,969

28,590,143

Biotechnology Fund

28,301,133

27,128,312

Consumer Products Fund

1,581,837

1,530,333

Electronics Fund

5,200,500

5,004,834

Energy Fund

18,206,065

17,562,231

Energy Services Fund

64,265,799

61,920,777

Financial Services Fund

3,517,538

3,392,021

Health Care Fund

5,229,658

5,075,351

Internet Fund

5,636,989

5,442,306

Leisure Fund

1,413,947

1,363,740

Precious Metals Fund

42,832,049

40,422,190

Retailing Fund

1,997,239

1,924,316

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

Fund

Cash Collateral

Value of Securities Loaned

Technology Fund

$6,184,996

$6,004,173

Telecommunications Fund

7,480,463

7,136,027

Transportation Fund

3,791,347

3,668,624

Utilities Fund

4,002,359

3,818,282

9. New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-

likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on September 28,

2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

10. Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pursuant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education,

government, institutional, and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex

Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds was held on October 4, 2007, for the purpose of asking shareholders of record to approve a new investment advisory agreement between Rydex Investments and the

Funds under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed,

information about the Transaction as that information becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex

Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the

Transaction should have no impact on the Funds’ shareholders.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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79

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund

Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement be specifically approved by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Rydex Series Funds Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between Rydex

Series Funds (the “Trust”) and PADCO Advisors, Inc., which does business under the name Rydex Investments (“Rydex

Investments”), (the “Current Agreements”) with respect to existing funds in the Trust, including the funds discussed in this

Semi-Annual Report (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments,

including information about Rydex Investments’ affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements. In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees,

meet in executive session outside the presence of fund management, and participate in question and answer sessions with representatives of Rydex Investments.

At a Special Meeting of the Board held on July 10, 2007, and subsequently, during the Board’s regular quarterly meeting held on August 27 and 28, 2007 (the “Annual Renewal Meeting” and together with the July 10, 2007 Meeting, the

“Meetings”), the Board considered and voted in favor of new investment advisory agreements for Rydex Series Funds

(each, a “New Agreement” and collectively, the “New Agreements”), which, subject to their approval by each Fund’s shareholders, will enable Rydex Investments to continue to serve as investment adviser to each Fund after the completion of the acquisition of Rydex Investments’ parent, Rydex Holdings, Inc. (the “Transaction”). During the Annual Renewal

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Meeting, the Board also considered and approved the selection of Rydex Investments and the continuance of the Current

Agreements for an additional one-year period or until the closing of the Transaction, based on its review of qualitative and quantitative information provided by Rydex Investments.

Board Considerations in Approving the New Agreements and the Continuation of the Current Agreements

In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex

Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex

Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex

Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex

Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex

Investments’ policies on and compliance procedures for personal securities transactions; (j) Rydex Investments’ reputation,

expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-

important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreements and New Agreements were fair and reasonable; (b) concluded that Rydex Investments’

fees were reasonable in light of the services that Rydex Investments provides to the Funds; (c) agreed to renew each

Current Agreement for an additional one-year term; and (d) agreed to approve the New Agreements for an initial term of two years.

In approving the New Agreements and the continuation of the Current Agreements at the Annual Renewal Meeting, the

Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.

Nature, Extent And Quality Of Services Provided By Rydex Investments

At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under each Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by

Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex

Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Current Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated

ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by

Rydex Investments due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Current Agreements were appropriate and continued to support the Board’s original selection of

Rydex Investments as investment adviser to the Funds.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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81

OTHER INFORMATION (Unaudited) (continued)

Fund Expenses And Performance Of The Funds And Rydex Investments

At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the

Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current

Agreements.

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates

At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex

Investments based on the advisory fees payable under the Current Agreements for the last calendar year. Rydex

Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to

Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the

Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’

profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex

Investments and its affiliates under the Current Agreements and from other relationships between the Funds and

Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

Economies Of Scale

In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels.

The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the

Funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

Other Benefits To Rydex Investments And/Or Its Affiliates

At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review,

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to each Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’

shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

Additional Considerations in Approving the New Agreements

On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of Rydex Investments for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that

Rydex Investments provide the Board with additional information pertaining to the effect of the proposed change of control on Rydex Investments’ personnel and operations and the terms of the New Agreements. Rydex Investments presented its response to the Board’s request for additional information prior to and at a Special Meeting of the Boards of

Trustees held on July 10, 2007. Rydex Investments provided the Board with oral and written information to help the Board evaluate the impact of the change of control on Rydex Investments, Rydex Investments’ ability to continue to provide investment advisory services to the Funds under the New Agreements, and informed the Board that the contractual rate of

Rydex Investments’ fees will not change under the New Agreements. Rydex Investments also affirmed that the terms of the

New Agreements were the same in all material respects to those of the Current Agreements.

The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board determined that the terms of the New Agreements set forth materially similar rights, duties and obligations on Rydex

Investments with regard to the services to be provided to the Trusts, and provided at least the same level of protection to each Trust, the Funds and the Funds’ shareholders as the Current Agreements. The Board also noted that Rydex

Investments’ fee for its services to the Funds under the New Agreements would be the same as its fees under the Current

Agreements. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements, as discussed above, were equally relevant to their approval of the New

Agreements, along with the additional factors relevant to the proposed change of control discussed below.

Nature, Extent And Quality Of Services Provided By The Advisor

The Board noted that Rydex Investments was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to Rydex Investments. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with Rydex Investments following the

Transaction and that the investment and management services provided to the Funds by Rydex Investments will not change. The Board also considered Rydex Investments’ and Security Benefit’s representations to the Board that

Security Benefit intends for Rydex Investments to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of

Rydex Investments, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by Rydex Investments to the Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by Rydex Investments and its affiliates or the future performance of the Funds.

Fund Expenses

The Board also considered the fact that the fees payable to Rydex Investments and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the

Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New

Agreements. More detailed information regarding the fees under each New Agreement is contained in the Proxy

Statement and accompanying materials dated September 6, 2007.

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83

OTHER INFORMATION (Unaudited) (concluded)

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates

Because Rydex Investments’ fees under the New Agreements are the same as those assessed under the Current

Agreements, the Board concluded that the profits to be realized by Rydex Investments and its respective affiliates under the New Agreements and from other relationships between the Funds and Rydex Investments, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect Rydex Investments’ future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

Economies Of Scale

The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

141

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC

(2005 to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive

Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

141

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice

President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of

Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating

Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

133

Trustee, Chairman of the Board

Rydex Variable Trust – 1998

(1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

133

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

133

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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85

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

133

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

133

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

133

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

133

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present);

Vice President and Treasurer (1963)

Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust,

Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice

President of Rydex Investments (2003 to present); Vice President and

Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006); Vice

President of Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Secretary (1966)

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of

Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex

Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Assistant Treasurer (1966)

Funds, Rydex ETF Trust (2006 to present); Vice President of Rydex Investments

(2004 to present); Director of Accounting of Rydex Investments (2003 to 2004);

Vice President of Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds,

Controller (1974)

Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex

Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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